Exhibit 4.3


                    SEARS CREDIT ACCOUNT MASTER TRUST II
                  MASTER TRUST CERTIFICATES, SERIES 1996-5


         This Series of Master Trust Certificates is established pursuant to
Section 6.07 of that certain Pooling and Servicing Agreement dated as of July 31, 1994, as amended (the "Pooling and Servicing Agreement"), by and among SEARS RECEIVABLES FINANCING GROUP, INC., a Delaware corporation ("SRFG") as Seller, SEARS, ROEBUCK AND CO., a New York corporation ("Sears") as Servicer, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, organized and existing under the laws of the United States (the "Trustee"). This SERIES TERM SHEET and the ANNEX attached hereto, by and among SRFG, Sears and the Trustee, constitute the SERIES SUPPLEMENT (the "Series Supplement") and, together with the Pooling and Servicing Agreement, establish the Series of Master Trust Certificates to be known as SEARS CREDIT ACCOUNT MASTER TRUST II, MASTER TRUST CERTIFICATES, SERIES 1996-5.


SERIES TERM SHEET

Date of Series Term Sheet                 December 16, 1996.

Group                                     One.

Series Initial Investor Interest          $595,250,000.

Class Initial Investor Interest           Class A - $500,000,000.
of each Class of Investor Certificates    Class B - $25,000,000.
                                          Class C - $70,250,000.

Seller Retained Class                     Class C.

Type of Structure                         Controlled Amortizing Structure.

Certificate Rates                         Class A - (i) 5.83547% per annum
for
                                          the initial Interest Accrual Period
                                          and (ii) LIBOR plus 0.23% per annum
                                          for each subsequent Interest
Accrual
                                          Period, calculated in each case on
                                          the basis of the number of days
                                          elapsed and a 360-day year,
                                          as such rate may be adjusted at the
                                          beginning of each Interest Accrual
                                          Period.

                                          Class B - (i) 6.03547% per annum
                                          for the initial Interest Accrual
                                          Period and (ii) LIBOR plus 0.43% per
                                          annum for each subsequent Interest
                                          Accrual Period, calculated in each
                                          case on the basis of the number of
                                          days elapsed and a 360-day year,
                                          as such rate may be adjusted at the
                                          beginning of each Interest Accrual
                                          Period.

                                          Class C - 0%.

LIBOR Determination Date                  For any Interest Accrual Period,
                                          the second  LIBOR Business Day
                                          immediately preceding the
                                          commencement of that Interest
                                          Accrual Period.

Embedded Coupon Cap                       Class A - Not applicable.

                                          Class B - Not applicable.

                                          Class C - Not applicable.


Class Coupon Cap                          Class A - Not applicable.

                                          Class B - Not applicable.

                                          Class C - Not applicable.

Eligible for Interest Rate Swaps          Yes.

Swap Counterparty Payment                 For any Distribution Date, with
                                          respect to any Interest Rate Swap,
                                          the positive difference, if any,
                                          between (i) the product of (a) the
                                          Swap Notional Amount, (b) LIBOR for
                                          the related Interest Accrual Period
                                          and (c) a fraction the numerator
                                          of which is the actual number of
                                          days from and including the
                                          previous Distribution Date (or, in
                                          the case of the first Distribution
                                          Date following the Swap Date, from
                                          and including the Swap Date) to
                                          but excluding the current
                                          Distribution Date and
                                          the denominator of which is 360 and
                                          (ii) the product of (a) the Swap
                                          Notional Amount and (b) a fraction,
                                          the numerator of which is the Swap
                                          Rate and the denominator of which
                                          is twelve (or, in the case of the
                                          first Distribution Date following
                                          the Swap Date, 360 divided by the
                                          number of days from and including
                                          the Swap Date to but excluding
                                          the 15th day of the calendar month
                                          following the calendar month in
                                          which the Swap Date occurred,
                                          assuming that the calendar month in
                                          which the Swap Date occurred is
                                          comprised of 30 days).

Swap Rate                                 The rate payable by the Trust
                                          pursuant to any Interest Rate Swap,
                                          which shall not exceed 10%
                                          per annum calculated on the basis
                                          of twelve 30-day months and a 360-
                                          day year.

Swap Trust Payment                        With respect to any Interest Rate
                                          Swap, the positive difference, if
                                          any, between (i) the product
                                          of (a) the Swap Notional Amount and

                                          (b) a fraction, the numerator of
                                          which is the Swap Rate
                                          and the denominator of which is
                                          twelve (or, in the case of the
                                          first
                                          Distribution Date following the
                                          Swap Date, 360 divided by the
                                          number
                                          of days from and including the Swap
                                          Date to but excluding the 15th day
                                          of the calendar month following the
                                          calendar month in which the Swap
                                          Date occurred, assuming that the
                                          calendar month in which the
                                          Swap Date occurred is comprised of
                                          30 days), and (ii) the product of
                                          (a) the Swap Notional Amount,
                                          (b) LIBOR for the related Interest
                                          Accrual Period and (c) a fraction
                                          the numerator of which is the
                                          actual number of days from and
                                          including the previous Distribution
                                          Date (or, in the case of the
                                          first Distribution Date following
                                          the Swap Date, from and including
                                          the Swap Date) to but excluding the
                                          current Distribution Date and the
                                          denominator of which is 360.

Series Yield Factor                       Initially zero, but may be
                                          increased
                                          pursuant to Section 20.

Date from which Interest for First        Series Closing Date.
Interest Payment Date Shall Accrue

Distribution Dates                        The 15th day of each month (or, if
                                          such day is not a Business Day, the
                                          next succeeding Business Day),
                                          commencing in January 1997.

Interest Payment Dates                    The 15th day of each month (or, if
                                          such day is not a Business Day, the
                                          next succeeding Business Day),
                                          commencing in January 1997.

Principal Payment Date                    The 15th day of each month (or, if
                                          such day is not a Business Day, the
                                          next succeeding Business Day),
                                          commencing in January 2006, and
                                          each Special Payment Date.

Class A Expected Final Payment Date       The Distribution Date in December
                                          2007.

Class B Expected Final Payment Date       The Distribution Date in February
                                          2008.

Class C Expected Final Payment Date       The Distribution Date in February
                                          2008.

Series Cut-Off Date                       November 1996.

Series Closing Date                       December 16, 1996.

Revolving Period                          From but excluding the Series Cut-
                                          Off Date to, but excluding, the
                                          earlier to occur of (i) the first
                                          day of the Due Period related to
                                          the
                                          January 2006 Distribution Date or
                                          (ii) the Rapid Amortization
                                          Commencement Date.

Controlled Amortization Period            Unless a Rapid Amortization Event
                                          shall have occurred prior thereto,
                                          the period commencing on
                                          the first day of the Due Period
                                          related to the Distribution Date in
                                          January 2006 and ending upon
                                          the earliest to occur of (x) the
                                          Rapid Amortization Commencement
                                          Date, (y) the payment in full of
                                          the Series Invested Amount and (z)
                                          the Series Termination Date.

Class A Controlled Amortization Amount    $20,833,333,34.

Class B Controlled Amortization Amount    $12,500,000.00.

Class C Controlled Amortization Amount    Unless a Rapid Amortization Event
                                          shall have occurred, $17,857,500.

Type of Credit Enhancement                Class A - Subordination.

                                          Class B - Subordination.

                                          Class C - None.

Investor Servicing Fee Percentage         2.0% per annum calculated on the
                                          basis of a 360-day year of twelve
                                          30-day months.

Series Monthly Servicing Fee              Not applicable.
Additional Funds Portion Percentage

Amount of Additional Funds                Initially, zero, but subject to
                                          being increased pursuant to Section

                                          4.03(e) of the Pooling and
                                          Servicing Agreement.

Eligible for Finance Charge               Yes.
Collections

Reallocations to and from other Series    Yes.
in the Group

Eligible for Principal Collections        Yes.
Reallocations to and from other Series
in the Group

Paired Series                             No.

Subject to being part of a Paired Series  Yes.

Series Termination Date                   Yes.

Variable Funded Series                    The day following the December 2011
                                          Distribution Date.

Classes, if any, subject to ERISA         Class A, Class B and Class C.
restrictions (as set forth in Section
6.06(a)(ii) of the Pooling and Servicing
Agreement)

PFA Special Reserve Required Percentage   Not applicable.

Series Pre-Funding Account                Not applicable.

Series Pre-Funding Amount                 Not applicable.

Series Pre-Funding Deadline               Not applicable.

Pre-Funding Special Reserve Account       Not applicable.

Class A Early Termination Premium         Not applicable.

Class B Early Termination Premium         Not applicable.

Pre-Funding Special Reserve Required      Not applicable.
Amount

Class A Investor Certificate              Any one of the certificates
                                          executed
                                          by the Seller and authenticated by
                                          the Trustee, substantially in the
                                          form of Exhibit A-1.

Class B Investor Certificate              Any one of the certificates
                                          executed
                                          by the Seller and authenticated by
                                          the Trustee, substantially in the
                                          form of Exhibit A-2.

Class C Investor Certificate              Any one of the certificates
                                          executed
                                          by the Seller and authenticated by
                                          the Trustee, substantially in the
                                          form of Exhibit A-3.

Depository                                The London or Chicago office of the
                                          Trustee.

Initial Exchange Date                     A date no earlier than 40 days
                                          after
                                          the later of the commencement of
                                          the
                                          offering and the Series Closing
                                          Date.


         IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.


                                  SEARS RECEIVABLES FINANCING GROUP, INC.
                                            as Seller


                                   By:/S/Stephen D. Carp
                                       Stephen D. Carp
                                    President and Chief Executive Officer


                                  SEARS, ROEBUCK AND CO.
                                            as Servicer


                                   By:/S/Alice M. Peterson
                                      Alice M. Peterson
                                    Vice President and Treasurer


                                  THE FIRST NATIONAL BANK OF CHICAGO
                                            as Trustee


                                   By:/S/ Steven M. Wagner


                                    ANNEX


         In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders:

         SECTION 1.      Definitions.

         (a) Capitalized terms not otherwise defined in this Series Supplement (including the Series Term Sheet) shall have the meanings ascribed to them in the Pooling and Servicing Agreement. Capitalized terms that refer to a Series or Class refer to the Series or Class of the Series established hereby, as applicable, unless the context otherwise clearly requires.

         (b) The following terms have the definitions set forth below with respect to the Series established hereby, unless the context otherwise clearly requires:


         "Additional Certificate" shall have the meaning specified in Section 21(a).

         "Additional Certificate Date" shall have the meaning specified in
Section 21(a).

         "Additional Funds," if applicable, shall have the meaning set forth in the Series Term Sheet and in the Pooling and Servicing Agreement.

         "Available Expected Principal" for any Determination Date with respect to each Due Period and the Group to which the Series established hereby belongs shall be equal to the excess of (a) the Expected Monthly Principal for such Due Period over (b) the sum of, without duplication, (i) all class controlled amortization amounts and class controlled accumulation amounts for all Non-Variable Accumulation Series in the Group to which the Series established hereby belongs that are not scheduled to be in their revolving periods as of such Due Period and (ii) the portion of such Expected Monthly Principal projected by the Servicer to be allocable to any other series in the Group to which the Series established hereby belongs with respect to which a Rapid Amortization Event shall have occurred on or prior to such Determination Date.

         "Base Rate" for each Distribution Date shall mean the sum of (A) the weighted average Certificate Rate for all Classes in the Series, (B) the Investor Servicing Fee Percentage and (C) the annualized percentage equivalent of a fraction the numerator of which is the sum of the Swap Trust Payments and the denominator of which is the Series Invested Amount.

         "Calculation Period," if applicable, shall have the meaning specified in the applicable Class Coupon Cap Agreement between the Trustee and the Coupon Cap Provider.

         "Certificate Interest" for any Class shall mean, for any Distribution
Date, the product of (a) the Class Invested Amount for such Class for such Distribution Date and (b) a fraction the numerator of which is (1) with respect to each Class that has no Subclasses, the Certificate Rate for such Class or (2) with respect to each Class that has two or more Subclasses, the Class Weighted Average Certificate Rate, and the denominator (which may be calculated separately for each Subclass pursuant to subsection (x) or (y)) of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date (or, in the case of the first Distribution Date, 360 divided by the number of days from and including the Series Closing Date to but excluding such Distribution Date (and assuming a 30-day month)) to but excluding the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve (or, in the case of the first Distribution Date, 360 divided by the number of days from and including the Series Closing Date to but excluding such Distribution Date (and assuming a 30-day month)).

         "Certificate Principal" shall mean, with respect to each Class, the principal payable in respect of such Class of Investor Certificates.

         "Certificate Rate," with respect to any Class or Subclass, shall mean the certificate rate set forth in the Series Term Sheet with respect to such Class or Subclass, as such rate may be adjusted as of the beginning of each Interest Accrual Period, if applicable; provided, however, that the Certificate Rate for any Class or Subclass that does not have a fixed Certificate Rate shall not exceed the Embedded Coupon Cap, if any, for such Class or Subclass.

         "Class A Early Termination Premium," if applicable, shall be as set forth in the Series Term Sheet.

         "Class A Early Termination Premium Shortfall," if applicable, for any Distribution Date, shall mean the positive difference, if any, between (i) the Class A Early Termination Premium and (ii) the amount deposited with respect to the Class A Early Termination Premium pursuant to Section 8(b)(17) less amounts previously deposited with respect to the Class A Early Termination Premium Shortfall pursuant to Section 8(b)(44), 8(c)(14) or 8(c)(43). The Class A Early Termination Premium Shortfall initially shall be zero.

         "Class Alternative Deficiency Amount" shall mean, with respect to each Class, on any Payment Date, the Class Deficiency Amount that would have been calculated for such Class on such Payment Date if the aggregate unreimbursed Investor Losses on such Payment Date equalled zero.

         "Class B Early Termination Premium," if applicable, shall be as set forth in the Series Term Sheet.

         "Class B Early Termination Premium Shortfall," if applicable, for any
Distribution Date, shall mean the positive difference, if any, between (i) the Class B Early Termination Premium and (ii) the amount deposited pursuant to Section 8(b)(18) less amounts previously deposited with respect to the Class B Early Termination Premium Shortfall pursuant to Section 8(b)(45), 8(c)(15) or 8(c)(44). The Class B Early Termination Premium Shortfall initially shall be zero.

         "Class C Fixing Deadline" shall mean the earliest to occur of (i) a Rapid Amortization Event, (ii) the Seller Retained Class Purchase Date with respect to Class C, or (iii) the date on which the Class C Invested Amount becomes less than or equal to 3% of the Series Initial Investor Interest; provided, however, that such percentage may be decreased without the consent of the Certificateholders, if the Seller shall have received written notice from the Rating Agencies that such a decrease will not result in a Ratings Event.

         "Class C Permitted Controlled Amortization Amount," if applicable, for any Distribution Date shall mean an amount equal to the sum of (a) the product of (i) a fraction the numerator of which is the Class C Initial Investor Interest and the denominator of which is the Series Initial Investor Interest (less the Class C Initial Investor Interest) and (ii) the Class A Controlled Amortization Amount or the Class A Controlled Accumulation Amount, as applicable, and (b) the Class C Permitted Controlled Amortization Amount Shortfall, if any; provided, however, that the Class C Permitted Controlled Amortization Amount may be increased without the consent of the Certificateholders, if the Seller shall have received written notice from the Rating Agencies that such an increase will not result in a Ratings Event; and provided, further, that the Class C Permitted Controlled Amortization Amount shall equal zero for all Distribution Dates on or after the Class C Fixing Deadline.

         "Class C Permitted Controlled Amortization Amount Shortfall," if applicable, with respect to each Distribution Date shall have the meaning set forth in Sections 8(b)(48) and 8(c)(49). The Class C Permitted Controlled Amortization Amount Shortfall initially shall be zero.

         "Class Controlled Accumulation Amount," if applicable, with respect to such Class on any Distribution Date with respect to the Controlled Accumulation Period, shall mean the sum of (i) the amount specified in the Series Term Sheet with respect to such Class of the Series established hereby (reduced for each such Distribution Date pro-rata by the aggregate amount paid to such Class pursuant to Section 9(a)(12)) and (ii) the Class Controlled Accumulation Amount Shortfall for such Class; provided, however, that if the commencement of the Controlled Accumulation Period is to be modified pursuant to Section 19, then the Class Controlled Accumulation Amount shall mean an amount equal to the product of (i) Available Expected Principal for the related Due Period and (ii) a fraction the numerator of which is the Series Initial Investor Interest less the Class Initial Investor Interest for any Seller Retained Class and the denominator of which is the sum of (a) the Series Initial Investor Interest less the Class Initial Investor Interest for any Seller Retained Class and (b) the series initial investor interests less the class initial investor interests for any seller retained classes of all other Variable Accumulation Series in the Group to which the Series established hereby belongs that are not scheduled to be in their revolving periods as of such Due Period; and provided, further, that, for purposes of this definition, the commencement date of the accumulation period of each such Variable Accumulation Series shall be deemed to have been postponed to the latest permissible date determined as of the date of calculation and determined as if the provisions of Section 19 applied to each such Variable Accumulation Series with such changes as may be specified with respect to such Variable Accumulation Series (applying such provisions first to the Variable Accumulation Series in the Group to which the Series established hereby belongs with the latest Class Expected Final Payment Date and next to each additional such Variable Accumulation Series in reverse chronological order based on the latest Class Expected Final Payment Date of each such Series). The sum of the aggregate Class Controlled Accumulation Amounts for all Classes of such Series for all Due Periods during the Controlled Accumulation Period as modified pursuant to Section 19 shall not be less than the Series Initial Investor Interest less the Class Initial Investor Interest for any Seller Retained Class.

         "Class Controlled Accumulation Amount Shortfall," if applicable, with respect to each Class and any Distribution Date shall have the meaning set forth in Section 8(c)(48), 8(c)(50) or 8(c)(51).

         "Class Controlled Amortization Amount," if applicable, with respect to such Class or any Distribution Date with respect to the Controlled Amortization Period, shall mean the sum of (i) amount set forth in the Series Term Sheet with respect to each Class of the Series established hereby (reduced for each such Distribution Date pro-rata by the aggregate amount paid to such Class pursuant to Section 9(a)(12)) and (ii) any existing Class Controlled Amortization Amount Shortfalls for such Class; provided, however, that the Class Controlled Amortization Amount shall not be less than zero and shall not exceed an amount equal to, with respect to each Class, the Class Invested Amount for such Class.

         "Class Controlled Amortization Amount Shortfall," if applicable, with respect to each Class and any Distribution Date shall have the meaning set forth in Section 8(c)(48), 8(c)(50) or 8(c)(51).

         "Class Coupon Cap," if applicable, shall mean the rate that is specified as such in the Series Term Sheet and in the Class Coupon Cap Agreement.

         "Class Coupon Cap Agreement," if applicable, shall mean the interest rate cap agreement or other interest rate protection for the benefit of the Investor Certificateholders of such Class or Subclass, dated on or before the Series Closing Date, between the Trustee, acting on behalf of the Trust, and the Coupon Cap Provider, or any Replacement Class Coupon Cap or Qualified Substitute Cap Arrangement.

         "Class Coupon Cap Payment," if applicable, shall mean with respect to any Interest Payment Date, any payment required to be made on such Interest Payment Date by the Coupon Cap Provider with respect to the Class Coupon Cap Agreement.

         "Class Cumulative Investor Charged-Off Amount" with respect to each Class for any Distribution Date, shall mean the Class Cumulative Investor Charged-Off Amount as of the end of the Due Period related to the prior Distribution Date, plus the Class Investor Charged-Off Amount for such Class for the Due Period related to such Distribution Date; provided, however, that the Class Cumulative Investor Charged-Off Amount shall further be adjusted in accordance with the successive steps set forth in Section 8 on such Distribution Date. The Class Cumulative Investor Charged-Off Amount with respect to each Class initially shall be zero.

         "Class Deficiency Amount" shall mean, with respect to each Class, on any Payment Date, the amount, if any, by which (a) the sum of (i) Certificate Interest for such Class accrued since the immediately preceding Payment Date,
(ii) if, since the immediately preceding Payment Date and prior to the current Payment Date, a Reimbursed Loss Event has occurred, the sum of (A) the Reimbursed Loss Interest for such Class for each previous Distribution Date since the last Distribution Date on which Investor Losses for such Class equalled zero and (B) the Reimbursed Loss Interest Gross-up Amount for such Class for each previous Distribution Date since the last Distribution Date on which the aggregate amount of unreimbursed Investor Losses for such Class equalled zero, (iii) the Class Deficiency Amount on the immediately preceding Payment Date, and (iv) the Class Deficiency Amount on the immediately preceding Payment Date multiplied by the product of (A) a fraction the numerator of which is the weighted average of the Certificate Rates or of the Class Weighted Average Certificate Rates, as applicable, for such Class for the relevant Due Periods and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve, and (B) the number of Distribution Dates from and including the preceding Payment Date to but excluding the current Payment Date exceeds
(b) the amount deposited since the immediately preceding Payment Date into the Series Interest Funding Account pursuant to Section 8 with respect to such Class.

         "Class Expected Final Payment Date" with respect to each Class, shall mean the date designated as such in the Series Term Sheet.

         "Class Finance Charge Collections" shall mean, with respect to any Class, with respect to any day or any Distribution Date, an amount equal to the product of (x) the Class Percentage with respect to Finance Charge Collections for the related Distribution Date and (y) the amount of Finance Charge Collections for such day or for the related Due Period, as applicable.

         "Class Initial Investor Interest" shall mean, with respect to each Class, the aggregate face amount of Investor Certificates of such Class initially authenticated and delivered pursuant to Section 6 as specified in the Series Term Sheet, plus the aggregate face amount of any additional Investor Certificates authenticated and delivered pursuant to Section 21, minus (i) prior amounts paid to such Class pursuant to Section 9(a)(12) and
(ii) the aggregate face amount of any Investor Certificates cancelled pursuant to Section 6.16 of the Pooling and Servicing Agreement.

         "Class Invested Amount" shall mean, with respect to any Class for any
Distribution Date, an amount equal to the Class Initial Investor Interest minus the sum of (a) the aggregate amount of Certificate Principal paid to the Investor Certificateholders of such Class prior to such Distribution Date (without duplication with respect to any amounts paid to such Class pursuant to Section 9(a)(12)), (b) the Investor Loss for such Class, if any, at the beginning of such Distribution Date and (c) the aggregate amount of losses on investments of principal of funds on deposit for the benefit of such Class in the Series Principal Funding Account.

         "Class Investor Charged-Off Amount" shall mean, with respect to each Class for any Distribution Date, an amount equal to the product of (a) the Charged-Off Amount for such Distribution Date and (b) the Class Percentage with respect to the Charged-Off Amount.

         "Class Investor Interest" shall mean, with respect to any Class for any Distribution Date, an amount equal to the Class Invested Amount for such Class for such Distribution Date minus, if applicable, the aggregate amount on deposit in the Series Principal Funding Account for the benefit of such Class in respect of Principal Collections.

         "Class Modified Required Amount" with respect to any Class on any Distribution Date, shall mean the Class Required Amount for such Distribution Date minus the sum of all accrued but unpaid Class Monthly Servicing Fees.

         "Class Modified Required Amount Shortfall" with respect to any Class on any Distribution Date, shall mean the positive difference, if any, between
(i) the Class Modified Required Amount and (ii) the sum of the (A) Series Finance Charge Collections allocable to such Class and (B) Series Additional Allocable Amounts allocable to such Class for such Distribution Date. The Class Modified Required Amount Shortfall initially shall be zero.

         "Class Monthly Deficiency Amount" with respect to any Class on any Distribution Date, shall mean the amount set forth in Section 9. The Class Monthly Deficiency Amount for each Class initially shall be zero.

         "Class Monthly Servicing Fee" with respect to any Class for any Distribution Date, shall mean an amount equal to the product of (x) a fraction the numerator of which shall be the Class Investor Interest and the denominator of which shall be the Series Investor Interest, in each case on the first day of the related Due Period (or in the case of the first Distribution Date for the Series established hereby, the Series Initial Investor Interest) and (y) the amount of the Investor Servicing Fee for the related Due Period.

         "Class Percentage" shall mean, with respect to any Class with respect to any Distribution Date:

                 (a) when used with respect to the Charged-Off Amount, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest minus the Supplemental Cash allocable to such Class and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust and (ii) the Aggregate Investor Interest minus the sum of the (A) Excess Funding Amount (General), (B) Excess Funding Amount (SRC) and (C) sum of the series pre-funding amounts, if any, for all outstanding series, in each case on the first day of the related Due Period; or

                 (b) when used with respect to Principal Collections prior to the occurrence of a Fixed Principal Allocation Event, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest minus the Supplemental Cash allocable to such Class on the first day of the related Due Period and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period or (ii) the sum of the numerators used in calculating the components of the series percentage with respect to Principal Collections for each series then outstanding (including the Series established hereby) as of such Distribution Date; or

                 (c) when used with respect to Principal Collections on and after the occurrence of a Fixed Principal Allocation Event (unless a Fixed Principal Allocation Adjustment shall have occurred), the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest minus the Supplemental Cash allocable to such Class on the first day of the Due Period prior to the occurrence of a Fixed Principal Allocation Event and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period or (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Principal Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date; provided, however, that because such Class is subject to being paired with a Class of a Paired Series, if a Rapid Amortization Event occurs with respect to such Paired Series during the Controlled Accumulation Period, Controlled Amortization Period or Rapid Amortization Period with respect to the Series established hereby, the Seller may, by written notice delivered to the Trustee and the Servicer, designate a different numerator for the foregoing fraction, provided that (A) such numerator shall not be less than the Class Investor Interest minus the Supplemental Cash allocable to such Class as of the last day of the revolving period for such Paired Series and (B) the Seller shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at the time, in the reasonable belief of the Seller, such numerator designation would not cause a Rapid Amortization Event or an event that, after the giving of notice or the lapse of time, would constitute a Rapid Amortization Event to occur with respect to the Series established hereby; and provided, further, that should a Rapid Amortization Event with respect to the Series established hereby nonetheless occur, then, on each Distribution Date beginning with the Distribution Date related to the Due Period in which the Rapid Amortization Event occurs, such numerator shall not be less than the Class Investor Interest minus the Supplement Cash allocable to such Class as of the first day of the Due Period in which such Rapid Amortization Event occurs; or

                 (d) when used with respect to Principal Collections on and after the occurrence of a Fixed Principal Allocation Adjustment, the percentage equivalent of a fraction (a) the numerator of which shall be the greater of (i) the amount of Class Investor Interest minus Supplemental Cash allocable to such Class on the first day of the Due Period prior to the occurrence of a Fixed Principal Allocation Event multiplied by the Fixed Principal Allocation Adjustment Factor and (ii) the amount of the Class Investor Interest minus the Supplemental Cash allocable to such Class on the first day of the related Due Period and (b) the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period or (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Principal Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date; provided, however, that following the occurrence of a Rapid Amortization Event, then, on each Distribution Date beginning with the Distribution Date related to the Due Period in which the Rapid Amortization Event occurs, such numerator shall be the Class Investor Interest minus the Supplemental Cash allocable to such Class on the first day of the Due Period in which such Rapid Amortization Event occurs; or

                 (e) when used with respect to Finance Charge Collections during the Revolving Period, the Controlled Accumulation Period or the Controlled Amortization Period, as applicable, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest minus the Supplemental Cash allocable to such Class on the first day of the related Due Period and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each series then outstanding (including the Series established hereby) as of such Distribution Date; or

                 (f) when used with respect to Finance Charge Collections during the Rapid Amortization Period, on each Distribution Date beginning with the Distribution Date related to the Due Period in which such Rapid Amortization Event occurs, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest minus the Supplemental Cash allocable to such Class on the last day of the Due Period prior to the occurrence of a Rapid Amortization Event, and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period or (ii) the sum of the numerators used in calculating the components of the series percentage with respect to Finance Charge Collections for each series then outstanding (including the Series established hereby) as of such Distribution Date.

         "Class Principal Collections" shall mean, with respect to any Class with respect to any day or any Distribution Date, an amount equal to the product of (x) the Class Percentage with respect to Principal Collections for the related Distribution Date and (y) the amount of Principal Collections for such day or for the related Due Period, as applicable.

         "Class Rapid Amortization Amount," if applicable, with respect to each Class and any Distribution Date during the Rapid Amortization Period shall mean the Class Investor Interest.

         "Class Rapid Amortization Amount Shortfall," if applicable, with respect to each Class and any Distribution Date during the Rapid Amortization Period shall have the meaning set forth in Section 8(d)(47), 8(d)(48) or 8(d)(49).

         "Class Required Amount" with respect to any Class on any Distribution
Date, shall mean the sum of (i) Certificate Interest with respect to such Class for such Distribution Date, (ii) the Class Monthly Deficiency Amount on the immediately preceding Distribution Date, (iii) the Class Deficiency Amount on the immediately preceding Payment Date multiplied by a fraction the numerator of which is the weighted average of the Certificate Rates or of the Class Weighted Average Certificate Rates, as applicable, for such Class plus two percent per annum for each Due Period subsequent to the immediately preceding Payment Date and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date (or, in the case of the first Distribution Date, from and including the Series Closing
Date) to but excluding the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve (or, in the case of the first Distribution Date, 360 divided by the number of days from and including the Series Closing Date),
(iv) if on the immediately preceding Distribution Date a Reimbursed Loss Event occurred, the sum of (A) the Reimbursed Loss Interest for each previous Distribution Date since the last Distribution Date on which the aggregate amount of unreimbursed Investor Losses for such Class equalled zero, (B) the Reimbursed Loss Interest Gross-up Amount for each previous Distribution Date since the last Distribution Date on which the aggregate amount of unreimbursed Investor Losses for such Class equalled zero and (C) for any Distribution Date following the Distribution Date immediately following the Reimbursed Loss Event to and including the next Payment Date, the Reimbursed Loss Interest Gross-up Amount for such Distribution Date and (v) the sum of all accrued but unpaid Class Monthly Servicing Fees.

         "Class Weighted Average Certificate Rate," if applicable, shall mean, for any Class composed of two or more Subclasses, for any Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of, for each Subclass of such Class, the product of the Class Invested Amount for such Subclass and the Certificate Rate for such Subclass for such Distribution Date, and the denominator of which is the Class Invested Amount for such Class.

         "Commercial Paper Determination Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Commercial Paper Rate," if applicable, shall mean, with respect to any Commercial Paper Determination Date, the rate equal to the Money Market Yield on such Commercial Paper Determination Date of the rate for commercial paper having a maturity of 30 days as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15 (519), Selected Interest Rates," or any successor publication, the rate for dealers under the heading "Commercial Paper." In the event that such rate is not published on such date, then the Commercial Paper Rate will be the Money Market Yield on such date of the rate for Commercial Paper having a maturity of 30 days as published by the Federal Reserve Bank of New York in the daily statistical release "Composite 3:30 p.m. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Commercial Paper." If on such date the rate for commercial paper is not yet published in either H.15 (519) or Composite Quotations, the Commercial Paper Rate for such date shall be calculated by the Trustee and shall be the Money Market Yield of the arithmetic mean (rounded to the nearest one-hundredth of a percent, with five hundred one-thousandths of a percent rounded upward) of the offered rates, as of 11:00 a.m., New York City time, of three leading dealers of commercial paper in New York City selected by the Trustee on such date, for commercial paper having a maturity of 30 days placed for an industrial issuer whose bond rating is "AA" or the equivalent, from either Rating Agency. In the event that such rates are not available on such date, then the Commercial Paper Rate shall be the Money Market Yield of the rate for commercial paper so provided in a comparable source. The Commercial Paper Rate shall be determined by the Trustee. For purposes of this definition of Commercial Paper Rate, the term "Money Market Yield" shall mean a yield (expressed as a percentage rounded to the nearest one-hundredth of a percent, with five hundred one-thousandths of a percent rounded upwards) calculated in accordance with the following formula:

                 Money Market Yield =    D x 360     x 100
                                         ------------------
                                          360 - (D x M)

where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the related Interest Accrual Period.

         "Controlled Accumulation Period," if applicable, shall have the meaning set forth in the Series Term Sheet, subject in the case of any Variable Accumulation Series to variation in accordance with Section 19 hereof.

         "Controlled Accumulation Period Length," if applicable, shall have the meaning set forth in Section 19.

         "Controlled Amortization Period," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Counterparty," if any, shall mean the counterparty under each Interest Rate Swap.

         "Coupon Cap Provider," if any, shall mean the entity listed as such in the Series Term Sheet, in its capacity as obligor under the Class Coupon Cap Agreement, or if any Replacement Class Coupon Cap Agreement or Qualified Substitute Cap Arrangements are obtained pursuant to Section 13, the obligor with respect to such Replacement Class Coupon Cap Agreement or Qualified Substitute Cap Arrangements.

         "Credit Enhancement" shall have the meaning set forth in the Series Term Sheet.

         "Depository" shall have the meaning set forth in the Series Term
Sheet.

         "Determination Date" for any month shall mean the second Business Day preceding the Distribution Date for such month.

         "Distribution Date" shall have the meaning set forth in the Series Term Sheet.

         "Drawing Date" shall mean the first Business Day preceding each Distribution Date.

         "Embedded Coupon Cap," if applicable, shall have the meaning set forth in the Series Term Sheet with respect to any Class or Subclass.

         "Excess Funding Amount (General)" for any Distribution Date shall mean the amount on deposit in the Excess Funding Account (General) less investment earnings.

         "Excess Funding Amount (SRC)" for any Distribution Date shall mean the amount on deposit in the Excess Funding Account (SRC) less investment earnings.

         "Expected Monthly Principal" for the Group to which the Series established hereby belongs shall be no greater than the product of (i) the lowest of the monthly principal payment rates (determined by dividing Principal Collections during a Due Period by the amount of Principal Receivables in the Trust as of the last day of the preceding Due Period), expressed as a decimal for the 12 calendar months preceding the date of such calculation; provided, however, that such calculation period may be shortened by the Servicer if payment terms have been materially changed during such 12 calendar month period with respect to the Accounts, and (ii) the sum of the Series Invested Amounts for all outstanding series in the Group to which the Series established hereby belongs, minus the sum of all Class Invested Amounts for any Seller Retained Classes for all outstanding series in the Group to which the Series established hereby belongs.

         "Fixed Accumulation Series" shall mean each outstanding Series for which the commencement date of the Controlled Accumulation Period may not be changed at the option of the Servicer.

         "Fixed Principal Allocation Adjustment" shall have the meaning specified in Section 25.

         "Fixed Principal Allocation Adjustment Factor" with respect to any Class with respect to any Distribution Date shall mean (i) in the case of any Class of any Variable Accumulation Series, a fraction the numerator of which is the Controlled Accumulation Period Length (as recalculated solely for the purpose of determining the Fixed Principal Allocation Adjustment Factor on the first Determination Date following the day notice is given pursuant to
Section 25) and the denominator of which is the number of months (including the current month) remaining until the Class Expected Final Payment Date for such Class, and (ii) in the case of any Class having a Controlled Amortization Amount or any Class of a Fixed Accumulation Series, a fraction the numerator of which is the Controlled Amortization Amount or the Controlled Accumulation Amount, as applicable, and the denominator of which is the sum of (a) the Controlled Amortization Amount or the Controlled Accumulation Amount, as applicable, and (b) the Group Available Principal Amount (as adjusted to deduct any portion of the Group Available Principal Amount used, in the discretion of the Servicer, to determine the Fixed Principal Allocation Adjustment Factor with respect to any Class of any other Series in the Group to which the Series established hereby belongs) on such Distribution Date.

         "Fixed Principal Allocation Event" shall mean the earliest of (a) the beginning of the Due Period immediately following the Due Period related to the Distribution Date during the Controlled Amortization Period or the Controlled Accumulation Period, as applicable, with respect to the Series established hereby on which the Series Available Principal Amount is less than zero; (b) the date on which a Rapid Amortization Event with respect to the Series established hereby occurs; or (c) a date selected by the Servicer, if any, provided that the Servicer provides notification of such date to the Seller, the Trustee, the Third Party Credit Enhancement Provider, if any, and the Rating Agencies no later than two Business Days prior to such selected date.

         "Funded Third Party Credit Enhancement" shall mean any Third Party Credit Enhancement that consists of funds on deposit in one or more segregated trust accounts in the corporate trust department of an office or branch of a Qualified Trust Institution or an Eligible Institution for the benefit of the Investor Certificateholders and, if so specified, the Third Party Credit Enhancement Provider, of the Series established hereby, including, without limitation, a reserve account or a cash collateral account.

         "Group Available Principal Amount" shall mean, with respect to each Distribution Date, (i) the amount remaining on deposit in the Group Principal Collections Reallocation Account on such Distribution Date after all withdrawals have been made from such account for the benefit of any Series in the same Group as the Series established hereby (including the Series established hereby), but before such amount is withdrawn from the Group Principal Collections Reallocation Account and paid to the Seller pursuant to
Section 8(b)(51), 8(c)(60) or 8(d)(55) minus (ii) (x) the amount deposited in the Group Principal Collections Reallocation Account pursuant to any provisions similar to Section 8(b)(49) with respect to any series in the Group to which the Series established hereby is a member from any series that has a controlled amortization period or controlled accumulation period, as applicable, beginning before the latest Class Expected Final Payment Date for the Series established hereby, (y) the amount deposited in the Group Principal Collections Reallocation Account pursuant to any provisions similar to Section 8(c)(58) with respect to any series in the Group to which the Series established hereby is a member from any series that has a controlled amortization period or controlled accumulation period, as applicable, ending before the latest Class Expected Final Payment Date for the Series established hereby and (z) the amount deposited in the Group Principal Collections Reallocation Account pursuant to any provisions similar to
Section 8(d)(53).

         "Group Excess Funding Amount" shall mean an amount equal to the product of (i) the Aggregate Excess Funding Amount and (ii) a fraction (a) the numerator of which is the sum of the numerators used in calculating the class percentage with respect to the principal collections for all classes of all series (including the Classes of the Series established hereby) in the Group to which the Series established hereby belongs and (b) the denominator of which is the sum of the numerators used in calculating the Class Percentage with respect to the principal collections for all classes (including the Classes of the Series established hereby) of all outstanding series.

         "Group Finance Charge Collections Reallocation Account" shall have the meaning specified in Section 7(b).

         "Group Pre-Funding Reallocation Account," if applicable, shall have the meaning specified in Section 7(b).

         "Group Principal Collections Reallocation Account" shall have the meaning specified in Section 7(b).

         "Initial Exchange Date" shall have the meaning set forth in the Series Term Sheet.

         "Initial Scheduled Controlled Accumulation Period Length," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Interest Accrual Period" shall mean, with respect to any Interest Payment Date, the period from and including the Interest Payment Date immediately preceding such Interest Payment Date (or, in the case of the first Interest Payment Date, from and including the Series Closing Date) to but excluding such Interest Payment Date.

         "Interest Payment Date" shall mean each date designated as such in the Series Term Sheet.

         "Interest Rate Swap," if applicable, shall mean each interest rate swap agreement between the Trustee and the Counterparty for the benefit of the Investor Certificateholders and any replacement or successor interest rate swap agreement.

         "Investor Accounts" shall mean, in addition to Investor Accounts established pursuant to the Pooling and Servicing Agreement, the Series Collections Account, the Series Principal Collections Account, the Series Principal Funding Account, the Series Interest Funding Account, the Series Pre-Funding Account (if applicable), the Pre-Funding Special Reserve Account (if applicable), the PFA Special Reserve Account, the Series Distribution Account, the Group Finance Charge Collections Reallocation Account, the Group Principal Collections Reallocation Account and the Group Pre-Funding Reallocation Account.

         "Investor Loss" with respect to each Class, shall mean the amount determined pursuant to Section 11(b) and, in the event the Receivables are sold pursuant to Section 12.01(b) of the Pooling and Servicing Agreement, the amount, if any, by which the Class Investor Interest (determined immediately prior to such sale) exceeds the net proceeds of such sale payable to such Class.

         "Investor Servicing Fee" shall mean, with respect to any Distribution
Date, an amount equal to the product of (i) the Investor Servicing Fee Percentage and (ii) the Series Investor Interest minus the Supplemental Cash allocable to such Series on the first day of the related Due Period (or in the case of the first Distribution Date for the Series established hereby, the Series Initial Investor Interest less the Series Pre-Funding Amount, if any).

         "Investor Servicing Fee Percentage" shall mean the percentage identified as such in the Series Term Sheet.

         "LIBOR," if applicable, shall mean, with respect to any LIBOR Determination Date, the rate for one-month deposits in United States dollars which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such day. If such rate does not appear on Telerate Page 3750, the rate will be determined by the Trustee on the basis of the rates at which deposits in United States dollars are offered by four major banks in the London interbank market, selected by the Trustee, at approximately 11:00 a.m., London time, on such day to prime banks in the London interbank market for a period equal to the relevant Interest Accrual Period commencing on that day. The Trustee will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Accrual Period commencing on that day.

         "LIBOR Business Day," if applicable, shall mean a day other than a Saturday or a Sunday or a day on which banking institutions in the City of London, England, in Chicago, Illinois and in New York, New York are not required or authorized by law to be closed.

         "LIBOR Determination Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Minimum Controlled Accumulation Period Length" shall mean, for any Variable Accumulation Series, the number of months so specified in the Series Term Sheet.

         "Minimum Seller Interest," for any day or Distribution Date shall mean an amount equal to the positive difference, if any, between (i) the Minimum Principal Receivables Balance and (ii) (A) the Aggregate Investor Interest minus (B) the sum of (x) the series pre-funding amounts, if any, for all outstanding series, (y) the Excess Funding Amount (General) and (z) the Excess Funding Amount (SRC), for such day or Distribution Date.

         "Net Adjusted Yield" shall mean, with respect to any Distribution Date, the average of the percentages obtained for each of the three preceding Due Periods by subtracting the Base Rate from the Net Yield for such Due Period.

         "Net Yield" shall mean, with respect to any Due Period or any Distribution Date, the annualized percentage equivalent of a fraction (a) the numerator of which is the sum of the (i) Series Finance Charge Collections,
(ii) Series Additional Allocable Amounts, (iii) finance charge collections and additional allocable amounts, if any, reallocated to the Series established hereby pursuant to Sections 8(b)(27-34), 8(c)(24-31) and 8(d)(25-
32) minus (iv) the Series Investor Charged-Off Amount, and (b) the denominator of which is the Series Invested Amount.

         "Non-Variable Accumulation Series" shall mean each outstanding Series that is not a Variable Accumulation Series.

         "Paired Series," if applicable, shall have the meaning set forth in
Section 23.

         "PFA Covered Amount," if applicable, for any Distribution Date with respect to the Controlled Accumulation Period will be equal to (A) if the Investor Certificates are fixed rate certificates, one-twelfth of the product of (i) the Class Weighted Average Certificate Rate and (ii) the amount on deposit in the Series Principal Funding Account, if any, as of the preceding Distribution Date or (B) if the Investor Certificates are floating rate certificates, the product of (i) a fraction, the numerator of which is the actual number of days in the interest period and the denominator of which is 360, (ii) the Class Weighted Average Certificate Rate and (iii) the amount on deposit in the Series Principal Funding Account, if any, as of the preceding Distribution Date.

         "PFA Special Reserve Account," if applicable, shall have the meaning set forth in Section 7(g)(1).

         "PFA Special Reserve Account Factor," if applicable, shall mean, with respect to any Determination Date, the percentage equivalent of a fraction, the numerator of which is the number of Due Periods scheduled to be included in the Controlled Accumulation Period as of such date and the denominator of which is the Initial Scheduled Controlled Accumulation Period Length (which percentage shall never exceed 100%).

         "PFA Special Reserve Account Funding Date," if applicable, shall mean the Distribution Date with respect to the Due Period that commences 12 months prior to the first Due Period of the Controlled Accumulation Period (as such may be postponed pursuant to Section 19), provided that, upon notice to the Servicer and the Trustee, the Seller may delay the PFA Special Reserve Account Funding Date to the Distribution Date related to the Due Period that occurs not later than the number of months prior to the scheduled commencement date of the Controlled Accumulation Period determined in accordance with the following schedule:

                                          Number of Months
Net Adjusted Yield                (rounded up to nearest whole number)
----------------------            -------------------------------------

Less than 2%                      The product of (i) the PFA Special Reserve
                                  Required Percentage divided by 1%, (ii) the
                                  PFA Special Reserve Account Factor and
(iii)
                                  12

2% or more, but less
  than 3% The product of (i) the PFA Special Reserve Required Percentage divided by 2%, (ii) the

                                  PFA Special Reserve Account Factor and
(iii)
                                  12

3% or more, but less
  than 4% The product of (i) the PFA Special Reserve Required Percentage divided by 3%, (ii) the PFA Special Reserve Account Factor and
(iii)
                                  12

4% or more                        The product of (i) the PFA Special Reserve
                                  Required Percentage divided by 4%, (ii) PFA

                                  Special Reserve Account Factor and (iii) 12


         "PFA Special Reserve Required Amount," if applicable, shall mean, with respect to any Distribution Date prior to the PFA Special Reserve Account Funding Date, $0, and on or after the PFA Special Reserve Account Funding Date, the product of (a) the product of (i) the PFA Special Reserve Required Percentage and (ii) the Series Invested Amount less the Class Invested Amount of all Seller Retained Classes as of the preceding Distribution Date (after giving effect to all changes therein on such date) and (b) the PFA Special Reserve Account Factor as of such Distribution Date.

         "PFA Special Reserve Required Amount Shortfall," if applicable, shall mean the positive difference, if any, between the PFA Special Reserve Required Amount and the amount on deposit in the PFA Special Reserve Account.


         "PFA Special Reserve Required Percentage," if applicable, shall be the percentage set forth in the Series Term Sheet.

         "Pre-Funding Covered Amount," if applicable, with respect to the Pre-
Funding Period will be equal to (A) if the Investor Certificates are fixed rate certificates, one-twelfth of the product of (i) the Class Weighted Average Certificate Rate and (ii) the amount on deposit in the Series Pre-Funding Account, if any, as of the preceding Distribution Date or (B) if the Investor Certificates are floating rate certificates, the product of (i) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the interest period, (ii) the Class Weighted Average Certificate Rate and (iii) the amount on deposit in the Series Pre-Funding Account, if any, as of the preceding Distribution Date.

         "Pre-Funding Period," if applicable, shall have the meaning set forth in Section 7(h)(3).

         "Pre-Funding Special Reserve Account," if applicable, shall have the meaning set forth in Section 7(h)(1).

         "Pre-Funding Special Reserve Amount," if applicable, for any Distribution Date shall mean the amount on deposit in the Pre-Funding Special Reserve Account for such Distribution Date.

         "Pre-Funding Special Reserve Amount Shortfall," if applicable, shall mean the positive difference, if any between the Pre-Funding Special Reserve Required Amount and the Pre-Funding Special Reserve Amount.

         "Pre-Funding Special Reserve Required Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Pre-LIBOR Determination Date Class Modified Required Amount," with respect to any Class with respect to any Distribution Date, shall mean the Class Modified Required Amount for such Distribution Date; provided that in calculating such amount, the Certificate Interest with respect to such Class for such Distribution Date shall be deemed to be the Certificate Interest that would apply to such Class if the LIBOR Determination Date were the first Business Day of the calendar month of the month preceding such Distribution Date.

         "Principal Payment Date," if applicable, shall mean each date designated as such in the Series Term Sheet.

         "Purchased Class" shall have the meaning specified in Section 22.

         "Qualified Substitute Cap Arrangement," if applicable, shall have the meaning specified in Section 13.

         "Qualified Third Party Credit Enhancement Provider," if applicable, shall mean (i) if the Third Party Credit Enhancement is not Funded Third Party Credit Enhancement, an institution that meets the Qualified Third Party Credit Enhancement Provider rating requirements set forth in the Series Term Sheet at the time of the funding of such Third Party Credit Enhancement, or
(ii) if the Third Party Credit Enhancement is a Funded Credit Enhancement, an institution that meets the Qualified Third Party Credit Enhancement Provider rating requirements set forth in the Series Term Sheet (or, in either subsection (i) or (ii) such lesser requirements as the applicable Rating Agency shall allow); provided, however, that in the event the Servicer elects to obtain Third Party Credit Enhancement that is not Funded Third Party Credit Enhancement and is unable after the exercise of its best efforts to obtain from a Qualified Third Party Credit Enhancement Provider as so defined such Third Party Credit Enhancement with respect to which the representations set forth in Section 10(a) shall be true, the term "Qualified Third Party Credit Enhancement Provider" shall mean a Person who satisfies such requirements except that its long-term unsecured debt rating by any nationally recognized rating agency may be lower than that set forth in such requirements, but shall not be lower than the highest credit rating of any Person who otherwise satisfies said requirements and from whom the Servicer is able to obtain such a Third Party Credit Enhancement.

         "Rapid Amortization Commencement Date" shall mean the earlier of the date on which a Rapid Amortization Event is deemed to occur pursuant to
Section 9.01 of the Pooling and Servicing Agreement or pursuant to Section 17 hereof.

         "Rapid Amortization Event" shall mean any event specified in Section
9.01 of the Pooling and Servicing Agreement or in Section 17 hereof.

         "Rapid Amortization Period" shall mean the period from, and including, the Rapid Amortization Commencement Date to, and including, the earlier of (i) the date of the final distribution to Investor Certificateholders of the Series established hereby or (ii) the Series Termination Date. The first Distribution Date of the Rapid Amortization Period shall be the Distribution Date in the calendar month following the Rapid Amortization Commencement Date.

         "Rating Agency" shall mean Moody's or Standard & Poor's. "Rating Agencies" shall mean both Moody's and Standard & Poor's.

         "Reimbursed Loss Event" shall mean, with respect to each Class, any Distribution Date on which the aggregate amount of unreimbursed Investor Losses for such Class is reduced to zero in accordance with Section 11(b), provided that if the Class Invested Amounts for all Classes senior to such Class have been reduced to zero and such Reimbursed Loss Event occurs on such Class's Final Expected Payment Date, the Reimbursed Loss Event shall be deemed to occur on the current Distribution Date for the purposes of calculation of such Class's Modified Required Amount.

         "Reimbursed Loss Interest" shall mean, with respect to each Class for any Distribution Date, an amount equal to the product of (i) the aggregate amount of Investor Losses that have not been reimbursed prior to the commencement of the related Due Period and (ii) a fraction the numerator of which is the Certificate Rate or the Class Weighted Average Certificate Rate, as applicable, for such Class for the related Due Period and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve.

         "Reimbursed Loss Interest Gross-up Amount" shall mean, with respect to each Class for any Distribution Date, an amount equal to the product of
(i) the positive difference, if any, between the Class Alternative Deficiency Amount for the immediately preceding Payment Date and the Class Deficiency Amount for the immediately preceding Payment Date and (ii) a fraction the numerator of which is the Certificate Rate or the Class Weighted Average Certificate Rate, as applicable, for such Class for the related Due Period and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve.

         "Replacement Class Coupon Cap Agreement," if any, shall mean an interest rate cap agreement or other interest rate protection having substantially the same terms and conditions as the Class Coupon Cap Agreement that it replaces, and otherwise satisfying the conditions set forth in
Section 13.

         "Required Daily Deposit" for any Business Day shall mean:

                 (a) during each Due Period in the Revolving Period, an amount equal to:

                         (x) on or prior to the LIBOR Determination Date with
respect to the Interest Accrual Period immediately preceding any Distribution Date, the lesser of (A) the Series Finance Charge Collections for such Business Day and, on any Business Day in a Due Period on or after the Business Day on which the aggregate amount of Collections received in such Due Period exceeds the aggregate amount of Finance Charge Receivables billed at the beginning of such Due Period, the Series Principal Collections for such Business Day and (B) the difference between (i) the Pre-LIBOR Determination Date Class Modified Required Amounts (plus, if Sears is not the Servicer, the Series Monthly Servicing Fee for each Business Day) for all Classes of such Series and (ii) amounts previously deposited in the Collections Account with respect to the current Due Period pursuant to this subsection (a), or

                         (y) following the LIBOR Determination Date with
respect to the Interest Accrual Period immediately preceding any Distribution Date, the lesser of (A) the Series Finance Charge Collections for such Business Day and, on any Business Day in a Due Period on or after the Business Day on which the aggregate amount of Collections received in such Due Period exceeds the aggregate amount of Finance Charge Receivables billed at the beginning of such Due Period, the Series Principal Collections for such Business Day and (B) the difference between (i) the Class Modified Required Amounts (plus, if Sears is not the Servicer, the Series Monthly Servicing Fee for each Business Day) for all Classes of such Series and (ii) amounts previously deposited in the Collections Account with respect to the current Due Period pursuant to this subsection (a);

                 (b)     during each Due Period in the Controlled
Amortization Period or Controlled Accumulation Period, as applicable, an amount equal to the sum of:

                         (x) the amount calculated pursuant to subsection
(a); and

                         (y) the lesser of (A) the Series Principal
Collections for such Business Day (less the amount of the Series Principal Collections for such Business Day deposited in the Collections Account pursuant to clause (b)(x) hereof) minus the positive difference, if any, between (i) any Seller Retained Class Principal Collections for such Business Day and (ii) if greater than zero, the amount of Series Principal Collections deposited in the Collections Account pursuant to clause (b)(x) hereof on such Business Day and each prior Business Day minus the sum of the Seller Retained Class Principal Collections for each preceding Business Day with respect to the current Due Period and (B) the positive difference, if any, between (i) the Class Controlled Amortization Amount or the Class Controlled Accumulation Amount, as applicable and (ii) amounts previously deposited in the Collections Account with respect to such amounts with respect to the current Due Period pursuant to this subsection (b); provided, however, that such amount shall not exceed the Class Controlled Amortization Amount or Class Controlled Accumulation Amount, as applicable;

                 (c) during each Due Period in the Rapid Amortization Period, an amount equal to the sum of:

                         (x) the Series Finance Charge Collections for such
Business Day and (y) the Series Principal Collections minus the positive difference, if any, between (A) the Seller Retained Class Principal Collections for such Business Day and (B) (i) on or prior to the LIBOR Determination Date with respect to the Interest Accrual Period immediately preceding any Distribution Date, the positive difference, if any, between (1) the Pre-LIBOR Determination Date Class Modified Required Amounts (plus, if Sears is not the Servicer, the Series Monthly Servicing Fee for each Business
Day) for all Classes of such Series and (2) the Series Finance Charge Collections deposited in the Collections Account on such Business Day and on each prior Business Day in such Due Period and the Seller Retained Class Principal Collections deposited in the Collections Account on each prior Business Day with respect to the current Due Period pursuant to this subsection (c), or (ii) following the LIBOR Determination Date with respect to the Interest Accrual Period immediately preceding any Distribution Date, the positive difference, if any, between (1) the Class Modified Required Amounts (plus, if Sears is not the Servicer, the Series Monthly Servicing Fee for each Business Day) for all Classes of this Series for such Distribution Date and (2) the Series Finance Charge Collections deposited in the Collections Account on such Business Day and on each prior Business Day in such Due Period and the Seller Retained Class Principal Collections deposited in the Collections Account on each prior Business Day with respect to the current Due Period pursuant to this subsection (c);

provided, however, that the Series Finance Charge Collections and Series Principal Collections received each Business Day shall be estimated in accordance with Section 4.03(b) of the Pooling and Servicing Agreement.

         "Revolving Period" shall have the meaning set forth in the Series Term Sheet.

         "Seller Retained Class," as specified in the Series Term Sheet, shall mean any Class of Investor Certificates owned by the Seller.

         "Seller Retained Class Principal Collections" shall mean, with respect to any day or any Distribution Date, an amount equal to the Class Percentage of a Seller Retained Class multiplied by the Series Principal Collections for such day or Distribution Date.

         "Seller Retained Class Purchase Date" shall have the meaning set forth in Section 22.

         "Series Additional Allocable Amounts," if any, shall mean, for any Distribution Date, the sum of the (i) Series Yield Collections, (ii) Series Investment Income, (iii) Class Coupon Cap Payment, if any, (iv) Series Additional Investor Funds, (v) amounts withdrawn from the PFA Special Reserve Account pursuant to Section 7(g)(3), (vi) amounts withdrawn from the Pre-Funding Special Reserve Account pursuant to Section 7(h)(3) and (vii) the sum of the Swap Counterparty Payments, if any.

         "Series Additional Funds," if applicable, shall mean, for any Distribution Date, the Additional Funds deposited into the Series Collections Account for the Series established hereby on such Distribution Date.

         "Series Additional Investor Funds," if applicable, shall mean, for any Distribution Date, the Series Additional Funds, if any, that are not applied to the payment of the Investor Monthly Servicing Fee pursuant to
Section 12.

         "Series Aggregate Excess Funding Amount" shall mean an amount equal to (i) a fraction (a) the numerator of which is the Series Investor Interest and (b) the denominator of which is the sum of the Series Investor Interests for all outstanding Series multiplied by (ii) the Group Excess Funding Amount.

         "Series Allocable Investment Amount" shall mean, with respect to any Distribution Date, the sum of (i) the product of (a) the investment income on funds on deposit in the Collections Account for the related Due Period and
(b) a fraction the numerator of which is the sum of the numerators for all Classes in this Series used in calculating the Class Percentage with respect to Finance Charge Collections and the denominator of which is the sum of the numerators used in calculating the class percentage with respect to Finance Charge Collections for all classes of all outstanding series and (ii) the product of (x) the investment income on funds on deposit in the Group Collections Account for the Group to which the Series established hereby is a member for the related Due Period and (y) a fraction the numerator of which is the sum of the numerators for all Classes in the Series established hereby used in calculating the Class Percentage with respect to Finance Charge Collections and the denominator of which is the sum of the numerators used in calculating the class percentage with respect to Finance Charge Collections for all classes of all series in the Group to which the Series established hereby is a member.

         "Series Available Principal Amount" shall mean, for any Distribution Date, for each series that is a member of the same Group as the Series established hereby (including the Series established hereby) that is in its Controlled Amortization Period or Controlled Accumulation Period, as applicable, an amount calculated as follows: For each such series, seriatim, beginning with the series with the largest series investor interest as of such Distribution Date (and if more than one series has the same series investor interest on such Distribution Date, beginning with whichever of such series has the longest time remaining in its controlled amortization period or controlled accumulation period, as applicable (assuming that no rapid amortization event occurs with respect to such series)), an amount equal to
(x) the Group Available Principal Amount less (y) the difference between the series required principal amount and the amount of such series' controlled amortization amount or controlled accumulation amount, as applicable, that was funded on such Distribution Date (including any portion of such amount that was funded by amounts withdrawn from the Group Principal Collections Reallocation Account pursuant to Sections 8(c)(52-54)). For purposes of calculating the series available principal amount for each other such series, the Group Available Principal Amount shall be reduced by the amount calculated in clause (y) above for each prior series for which the series available principal amount was calculated.

         "Series Closing Date" shall mean the date designated as such in the Series Term Sheet.

         "Series Collections Account" shall have the meaning specified in
Section 7(a).

         "Series Cut-Off Date" shall mean the last day of the Due Period occurring in the month specified in the Series Term Sheet.

         "Series Distribution Account" shall have the meaning specified in
Section 7(a).

         "Series Excess Funding Amount (SRC)" shall mean an amount equal to the product of (i) the Group Excess Funding Amount (SRC) and (ii) a fraction
(a) the numerator of which is the numerator used in calculating the Class Percentage with respect to Principal Collections for the Seller Retained Class and (b) the denominator of which is the sum of the numerators used in calculating the class percentage with respect to principal collections for all seller retained classes in the Group (including the Series established hereby) to which the Series established hereby is a member.

         "Series Excess Servicing," for any Distribution Date, shall have the meaning set forth in Section 8(b)(19), 8(c)(16) or 8(d)(17), as applicable, for such Distribution Date.

         "Series Finance Charge Collections" shall mean, with respect to any day or any Distribution Date, the sum of the amount of Class Finance Charge Collections for each Class of such Series for such day or for the related Due Period, as applicable.

         "Series Initial Investor Interest" shall mean an amount equal to the sum of the Class Initial Investor Interests for all Classes of the Series established hereby.

         "Series Initial Pre-Funding Amount," if applicable, shall mean the amount specified in the Series Term Sheet.

         "Series Interest Funding Account" shall have the meaning specified in Section 7(d).

         "Series Invested Amount" with respect to any Distribution Date, shall mean the sum of the Class Invested Amounts for each Class of the Series established hereby on such Distribution Date.

         "Series Investment Income" with respect to any Distribution Date, shall mean the sum of (a) the income from the investment of funds on deposit in (i) the Series Principal Funding Account, (ii) the Series Interest Funding Account, (iii) the Pre-Funding Special Reserve Account, if any, (iv) the PFA Special Reserve Account, if any, and (v) the Series Pre-Funding Account, if any, (b) the income from the investment of funds with respect to the Series Aggregate Excess Funding Amount and (c) the Series Allocable Investment Amount.

         "Series Investor Charged-Off Amount" shall mean an amount equal to the sum of the Class Investor Charged-Off Amounts for all Classes of the Series established hereby.

         "Series Investor Interest" with respect to any Distribution Date, shall mean the sum of the Class Investor Interests for each Class of the Series established hereby on such Distribution Date.

         "Series Minimum Principal Receivables Balance" shall mean, with respect to the Series established hereby, on any Determination Date, the greater of (i) the Series Investor Interest minus Supplemental Cash on such Determination Date, divided by .909, or (ii) if a Fixed Principal Allocation Event has occurred (and a Fixed Principal Allocation Adjustment has not occurred), the Series Investor Interest minus Supplemental Cash as of the first day of the Due Period prior to the occurrence of the Fixed Principal Allocation Event, subject to reduction, in the event that a Rapid Amortization Event occurs with respect to any series with which this Series is paired, to an amount equal to the sum of the then applicable numerators for the Class Percentages with respect to all classes in such series with respect to Principal Collections, or (iii) if a Fixed Principal Allocation Adjustment has occurred, the Series Investor Interest minus Supplemental Cash as of the first day of the Due Period prior to the Fixed Principal Allocation Event multiplied by the Fixed Principal Allocation Adjustment Factor; provided, however, that following the occurrence of a Rapid Amortization Event, the amount in clause (iii) shall equal the Series Investor Interest minus Supplemental Cash as of the first day of the Due Period prior to the occurrence of such Rapid Amortization Event; and provided, further, that the Seller may, upon 30 days' prior notice to the Trustee, the Rating Agencies and the Third Party Credit Enhancement Provider, if any, reduce the Series Minimum Principal Receivables Balance by increasing the divisors set forth above, subject to the condition that the Seller shall have been notified by the Rating Agencies that such reduction would not result in a Ratings Event for any Series then outstanding; and provided, further, that the divisor used in the calculation of Series Minimum Principal Receivables Balance may not be increased to more than .980.

         "Series Monthly Servicing Fee" shall mean, with respect to any Distribution Date, the sum of the Class Monthly Servicing Fees for each Class of the Series established hereby on such Distribution Date.

         "Series Monthly Servicing Fee Additional Funds Portion," if applicable, shall mean the product of (i) the Series Monthly Servicing Fee Additional Funds Portion Percentage and (ii) Series Investor Interest minus the Supplemental Cash allocable to such Series on the first day of the related Due Period (or in the case of the first Distribution Date for the Series established hereby, the Series Initial Investor Interest less the Series Pre-Funding Amount, if any).

         "Series Monthly Servicing Fee Additional Funds Portion Percentage," if applicable, shall mean the percentage set forth in the Series Term Sheet.

         "Series Monthly Servicing Fee Additional Funds Portion Shortfall," if applicable, shall have the meaning set forth in Section 8(b)(6), 8(c)(4) or 8(d)(8).

         "Series Percentage" shall mean, with respect to any specified category, with respect to any Distribution Date, the sum of the Class Percentages with respect to such category for each Class of the Series established hereby on such Distribution Date.

         "Series Pre-Funding Account" shall have the meaning specified in
Section 7(f).

         "Series Pre-Funding Amount," if applicable, for any Distribution Date shall mean the principal amount on deposit in the Series Pre-Funding Account for such Distribution Date.

         "Series Pre-Funding Deadline," if applicable, shall mean the date set forth in the Series Term Sheet.

         "Series Principal Collections" shall mean, with respect to any day or any Distribution Date, the sum of the amount of Class Principal Collections for each Class of the Series established hereby for such day or for the related Due Period, as applicable.

         "Series Principal Collections Account" shall have the meaning specified in Section 7(a).

         "Series Principal Funding Account" shall mean the Series Principal Funding Account established pursuant to Section 7(c). Amounts "on deposit in" the Series Principal Funding Account shall be deemed to be on deposit for the benefit of (i) the Class A Certificateholders for the period up to and including the earlier of the (a) Class A Expected Final Payment Date or (b) the date on which the Class A Invested Amount is paid in full, (ii) the Class B Certificateholders for the period beginning immediately after the date specified in subsection (i) and ending on the earlier of (a) the Class B Expected Final Payment Date and (b) the date the Class B Invested Amount is paid in full and (iii) the Class C Certificateholders for the period beginning immediately after the date specified in subsection (ii) and ending on the earlier of (a) the Class C Expected Final Payment Date and (b) the date on which the Class C Invested Amount is paid in full. Amounts "on deposit in" the Series Principal Funding Account shall be deemed to include amounts invested in Permitted Investments pursuant to Section 7(c) unless the context clearly requires otherwise.

         "Series Required Principal Amount" shall mean, with respect to each Distribution Date, with respect to each Series that is a member of the same Group as the Series established hereby (including the Series established hereby) that is in its controlled amortization period or controlled accumulation period, as applicable, the product of (x) 1.20 and (y) the Class Controlled Amortization Amount or the Class Controlled Accumulation Amount, as applicable, for such series for each such Distribution Date.

         "Series Term Sheet" shall mean the Series Term Sheet setting forth the terms of the Series of Investor Certificates issued hereby, to which this Annex is attached.

         "Series Termination Date" shall mean the date designated as such in the Series Term Sheet.

         "Series Yield Collections" shall mean, with respect to any day or any
Distribution Date, as applicable, an amount equal to the product of the Series Yield Factor and the amount of Series Principal Collections for such day or the related Due Period, as applicable.

         "Series Yield Factor" shall mean the number identified as such in the
Series Term Sheet, as such number may be changed from time to time pursuant to Section 20.

         "Special Payment Date" shall mean each Distribution Date with respect to the Rapid Amortization Period, including the Distribution Dates with respect to each Class Expected Final Payment Date, and all Distribution Dates after any Class Expected Final Payment Date (in either the Controlled Accumulation Period or the Rapid Amortization Period) if the Class Invested Amount has not been reduced to zero on or before such Class Expected Final Payment Date.

         "Stated Controlled Accumulation Period Commencement Date" shall mean, for any Variable Accumulation Series, the date so specified in the Series Term Sheet.

         "Subclass" with respect to any Class shall mean, if applicable, each portion of such Class that has a different Certificate Rate or method of calculating its Certificate Rate.

         "Subordinate Class or Classes" shall mean, with respect to any Class or Classes, the Class or Classes, if any, identified by the letter or letters of the alphabet succeeding the letter designating such Class or Classes (e.g., the Subordinate Classes with respect to Class A are Class B and Class
C).

         "Subordinate Series" shall mean any Series that is subordinated in right of payment, in whole or in part, pursuant to the Series Supplement with respect to such Series, to the Series established hereby.

         "Substitute Index," if applicable, shall have the meaning specified in Section 13.

         "Substitute Index Determination Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Supplemental Cash" for any Distribution Date shall mean an amount equal to the sum of the Series Pre-Funding Amount and the Series Aggregate Excess Funding Amount for such Distribution Date. For purposes of this Series Supplement, allocations of Supplemental Cash for any Class shall be made according to the following calculation: the product of (a) the Supplemental Cash and (b) a fraction the numerator of which is the Class Investor Interest for such Class and the denominator of which is the Series Investor Interest.

         "Swap Counterparty Payment," if applicable, for any Distribution Date, shall have the meaning specified in the Series Term Sheet.

         "Swap Date," if applicable, shall mean, with respect to any Interest Rate Swap, the date on which such Interest Rate Swap becomes effective.

         "Swap Notional Amount," if applicable, with respect to any Interest Rate Swap, shall mean the notional amount specified in such Interest Rate Swap, provided, however, that the sum of the Swap Notional Amounts for all Interest Rate Swaps on any Distribution Date shall not exceed the sum of the Class A Invested Amount and the Class B Invested Amount on such Distribution Date.

         "Swap Rate," if applicable, with respect to any Interest Rate Swap, shall have the meaning specified in the Series Term Sheet.

         "Swap Trust Payment," if applicable, for any Distribution Date, shall have the meaning specified in the Series Term Sheet.

         "Swap Trust Payment Shortfall," if applicable, for any Distribution Date, shall mean the positive difference, if any, between (i) the sum of the Swap Trust Payments and (ii) the sum of (A) the Series Finance Charge Collections allocable to each Counterparty with respect to each Interest Rate Swap and (B) Series Additional Allocable Amounts allocable to each Counterparty with respect to each Interest Rate Swap for such Distribution Date.

         "Telerate Page 3750," if applicable, shall mean the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "Third Party Credit Enhancement," if applicable, shall mean any credit enhancement obtained by the Servicer in accordance with Section 10.

         "Third Party Credit Enhancement Account," if applicable, shall have the meaning specified in Section 7(e).

         "Third Party Credit Enhancement Agreement," if applicable, shall mean the Agreement among the Seller, the Servicer, the Trustee and the Third Party Credit Enhancement Provider with respect to the Third Party Credit Enhancement.

         "Third Party Credit Enhancement Amount," if applicable, shall mean the amount on deposit in the Third Party Credit Enhancement Account as set forth in the Series Term Sheet.

         "Third Party Credit Enhancement Drawing," if applicable, shall mean any drawing made under the Third Party Credit Enhancement.

         "Third Party Credit Enhancement Fee," if applicable, shall mean, on any Distribution Date, the sum of all fees, costs and interest payable to the Third Party Credit Enhancement Provider or the Trustee as administrator of the Third Party Credit Enhancement for the related Due Period pursuant to the Third Party Credit Enhancement Agreement.

         "Third Party Credit Enhancement Provider," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Total Available Third Party Credit Enhancement Amount," if applicable, shall mean the amount set forth as such in the Third Party Credit Enhancement Agreement.

         "Variable Accumulation Series" shall mean each outstanding Series that is not a Fixed Accumulation Series.


         SECTION 2.      Subordination.

         (a)  Subordination of Certain Classes.

                 (i) The Holders of each Class B Investor Certificate, by their acceptance of such Investor Certificate, hereby subordinate, for the benefit of the Holders of Class A Investor Certificates, to the extent and in the manner set forth in Section 8, all of such Investor Certificateholders' right, title and interest in and to future distributions due on such Holders' Investor Certificates.

                 (ii) The Holders of each Class C Investor Certificate, by their acceptance of such Investor Certificate, hereby subordinate, for the benefit of the Holders of Class A Investor Certificates and the Class B Investor Certificates, to the extent and in the manner set forth in Section 8, all of such Investor Certificateholders' right, title and interest in and to future distributions due on such Holders' Investor Certificates.

         (b) No Subordination of Series. The Investor Certificates of the Series established hereby shall not be subordinated in right of payment to any other Series, whether currently outstanding or to be issued in the future. One or more other Series, however, may be subordinated in right of payment to the Series established hereby, although the Seller shall have no obligation to issue such a Subordinate Series. If any Subordinate Series is issued, such Subordinate Series shall be subordinate in right of payment to the Series established hereby only to the extent set forth in the Series Supplement with respect to such Subordinate Series.


         SECTION 3. Representations and Warranties of the Seller. The representations and warranties of the Seller contained in Section 2.04 of the Pooling and Servicing Agreement and the corresponding sections of any Assignment are true on and as of the date hereof and/or the date set forth in the Pooling and Servicing Agreement, as applicable. The Seller also represents and warrants to the Trust as of the date hereof that the execution, delivery and performance of this Series Supplement by the Seller have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of the Seller, do not and will not conflict with, or result in a breach that would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property that is material to it, or, to the best of the Seller's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Series Supplement is the valid, binding and enforceable obligation of the Seller, except as the same may be limited by receivership, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally or general principles of equity (whether considered in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefor may be brought.


         SECTION 4. Representations and Warranties of the Servicer. The representations and warranties of the Servicer contained in Section 3.03 of the Pooling and Servicing Agreement are true on and as of the date hereof. The Servicer also represents and warrants to the Trust as of the date hereof that the execution, delivery and performance of this Series Supplement by the Servicer have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of the Servicer, do not and will not conflict with, or result in a breach that would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property that is material to it, or, to the best of the Servicer's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Series Supplement is the valid, binding and enforceable obligation of the Servicer, except as the same may be limited by receivership, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally or general principles of equity (whether considered in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefor may be brought.


         SECTION 5. Representations and Warranties of the Trustee. The representations and warranties of the Trustee contained in Section 11.15 of the Pooling and Servicing Agreement are true on and as of the date hereof. The Trustee also represents and warrants as of the date hereof that the Trustee has full power, authority and right to execute, deliver and perform this Series Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Series Supplement, and this Series Supplement has been duly executed and delivered by the Trustee.


         SECTION 6.      Authentication of Certificates.

         (a) Pursuant to the request of the Seller, the Trustee shall cause Investor Certificates in authorized denominations evidencing the Series established hereby to be duly authenticated and delivered as of the Series Closing Date to or upon the order of the Seller pursuant to provisions of
Section 6(b) below.

         (b) The Investor Certificates for a Class will be issued in registered form and will initially be represented by a single class temporary global certificate (the "Class Temporary Global Certificate"), in the denomination of the Class Initial Investor Interest, and substantially in the form set forth in Exhibit A-1 or A-2 attached hereto. Each Class Temporary Global Certificate will be authenticated by or on behalf of the Trustee and will be deposited outside the United States with the Depository as the depository for Cedel and Euroclear. Interests in the Class Temporary Global Certificate may be exchanged as described below for interests in a class permanent global certificate (the "Class Permanent Global Certificate") in registered form, substantially in the form set forth in Exhibit A-3 or A-4 attached hereto.

         (c)     (i)     Not earlier than the Initial Exchange Date, upon
receipt of certification of non-U.S. beneficial ownership in the form included in each Class Temporary Global Certificate, the Seller will execute and deliver to the Trustee one or more Class Permanent Global Certificates. Registered Certificates shall be issued in minimum denominations of $150,000 Fractional Undivided Interests and in integral multiples of $1,000 in excess thereof. With respect to each Class of Investor Certificates, the Trustee or its designated agent shall hold the Class Permanent Global Certificates registered in the name of CEDE & CO., the nominee registrant for The Depository Trust Company. Upon any exchange of all or a portion of any Class Temporary Global Certificate for an interest in a Class Permanent Global Certificate, both the Class Temporary Global Certificate and the Class Permanent Global Certificate shall be endorsed by or on behalf of the Trustee to reflect the reduction and corresponding increase in their principal amounts, as applicable. No interest will be paid in respect of any interest in any Class Temporary Global Certificate and no exchange of an interest in any Class Temporary Global Certificate for an interest in a Class Permanent Global Certificate shall occur until the person entitled to receive such interest payment or any such interest in the Permanent Global Certificate provides written certification as to non-U.S. beneficial ownership substantially in the form included in each Class Temporary Global Certificate.

                 (ii) Any exchange as provided in this Section shall be made free of charge to the beneficial owners of the Class Temporary Global Certificate.

                 (iii) The delivery to the Trustee by Cedel or Euroclear of any written statement referred to above may be relied upon by the Seller and the Trustee as conclusive evidence that a corresponding certification or certifications has or have been delivered to Cedel or Euroclear, as applicable, pursuant to the terms of this Series Supplement. The Trustee, Cedel and Euroclear, as the case may be, shall retain each certificate delivered pursuant to this Section 6 for a period of four calendar years following the calendar year in which such certificate is received.

                 (iv) The provisions of Section 6.02 of the Pooling and Servicing Agreement shall apply to all interests of Beneficial Owners in any Class Permanent Global Certificate as if such Investor Certificates had originally been issued in accordance with such Section.

                 (v) Each Class Permanent Global Certificate shall be issued with all legends included in the forms attached hereto as Exhibits A-3 and A-4; provided, however, that upon delivery to Seller and Trustee of a legal opinion, satisfactory in form and substance to Seller and Trustee, stating that the Investor Certificates may be offered, sold or delivered in the United States without restrictions under the United States securities laws, the Class Permanent Global Certificates shall be reissued without any legend regarding restrictions under such United States securities laws.


         SECTION 7. Establishment and Administration of Investor Accounts and the Third Party Credit Enhancement Account.

         (a) The Series Distribution Account, the Series Collections Account and the Series Principal Collections Account. The Trustee, for the benefit of the Certificateholders of this Series, shall establish or maintain or cause to be established and maintained in the name of the Trust, either (i) three non-interest bearing segregated trust accounts with the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) three non-interest bearing segregated demand deposit accounts at an Eligible Institution (the "Series Distribution Account," the "Series Collections Account" and the "Series Principal Collections Account"), each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series. The Trust shall possess all right, title and interest in all funds on deposit in the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account for the purpose of carrying out the duties of the Servicer hereunder. The Servicer at all times shall maintain accurate records reflecting each transaction in the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account. The Paying Agent also shall have the revocable authority to make withdrawals from the Series Distribution Account.

         (b) Reallocation Accounts. The Trustee, for the benefit of the Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trust, either (i) three non-interest bearing segregated trust accounts with the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) three non-interest bearing segregated demand deposit accounts at an Eligible Institution, for the Group to which the Series established hereby belongs (the "Group Finance Charge Collections Reallocation Account," the "Group Principal Collections Reallocation Account" and the "Group Pre-Funding Reallocation Account," if applicable, collectively, the "Reallocation Accounts"), each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Reallocation Accounts and in all proceeds thereof. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Reallocation Accounts for the purpose of carrying out the duties of the Servicer hereunder. The Servicer at all times shall maintain accurate records reflecting each transaction in each of the Reallocation Accounts.

         (c)  The Series Principal Funding Account.

                 (1) The Trustee, for the benefit of the Certificateholders of this Series, shall establish and maintain or cause to be established and maintained in the name of the Trust, either (i) a non-interest bearing segregated trust account with the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) a non-interest bearing segregated demand deposit account at an Eligible Institution (the "Series Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series Principal Funding Account and in all proceeds thereof. The Series Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders of this Series. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Principal Funding Account for the purpose of carrying out the duties of the Servicer hereunder. Any funds on deposit in the Series Principal Funding Account for more than one Business Day shall be invested in Permitted Investments under Section 4.02(c) of the Pooling and Servicing Agreement. The Servicer at all times shall maintain accurate records reflecting each transaction in the Series Principal Funding Account. The Paying Agent also shall have the revocable authority to make withdrawals from the Series Principal Funding Account.

                 (2) On or before each Distribution Date with respect to the Controlled Accumulation Period and the Rapid Amortization Period, if any, a withdrawal will be made from the Series Principal Funding Account in an amount equal to the income from the investment of funds on deposit in the Series Principal Funding Account. Such amount withdrawn shall be deposited into the Series Collections Account and shall be treated as a "Series Additional Allocable Amount."

         (d) The Series Interest Funding Account. The Trustee, for the benefit of the Certificateholders of this Series, shall establish and maintain or cause to be established and maintained in the name of the Trust, either (i) a non-interest bearing segregated trust account in the corporate trust department of an office or branch of a Qualified Trust Institution or
(ii) a non-interest bearing segregated demand deposit account at an Eligible Institution (the "Series Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series Interest Funding Account and in all proceeds thereof. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Interest Funding Account for the purpose of carrying out the duties of the Servicer hereunder. The Servicer at all times shall maintain accurate records reflecting each transaction in the Series Interest Funding Account. The Paying Agent shall also have the revocable authority to make withdrawals from the Series Interest Funding Account.

         (e)  The Third Party Credit Enhancement Account.

                 (1) If the Third Party Credit Enhancement is Funded Third Party Credit Enhancement, the Servicer, for the benefit of the Certificateholders of this Series and the Third Party Credit Enhancement Provider, shall establish and maintain or cause to be established and maintained in the name of the Trust, either (i) a non-interest bearing segregated trust account with the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) a non-interest bearing segregated demand deposit account at an Eligible Institution (the "Third Party Credit Enhancement Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series and the Third Party Credit Enhancement Provider. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Third Party Credit Enhancement Account and in all proceeds thereof. The Third Party Credit Enhancement Account shall be under the sole dominion and control of the Trustee as the administrator of the Third Party Credit Enhancement for the benefit of the Certificateholders of this Series and the Third Party Credit Enhancement Provider. The interest of the Third Party Credit Enhancement Provider in the Third Party Credit Enhancement Account shall be subordinated to the interests of the Certificateholders of this Series to the extent provided herein and in the Third Party Credit Enhancement Agreement. The Third Party Credit Enhancement Provider shall not be entitled to reimbursement from the assets of the Trust for any withdrawals from the Third Party Credit Enhancement Account except as specifically provided in this Series Supplement. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Third Party Credit Enhancement Account for the purpose of carrying out the duties of the Servicer hereunder. Any funds on deposit in the Third Party Credit Enhancement Account for more than one Business Day shall be invested in Permitted Investments under Section 4.02(c) of the Pooling and Servicing Agreement. The Servicer at all times shall maintain accurate records reflecting each transaction in the Third Party Credit Enhancement Account. The Paying Agent also shall have the revocable authority to make withdrawals from the Third Party Credit Enhancement Account.

                 (2) On each Distribution Date, all interest and investment earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Third Party Credit Enhancement Account shall be paid to the Trustee as administrator of the Third Party Credit Enhancement for application in accordance with the provisions of the Third Party Credit Enhancement Agreement. For purposes of determining the availability of funds or the balances in the Third Party Credit Enhancement Account, all such investment earnings on such funds shall be deemed not to be available or on deposit. If, on any Distribution Date, after giving effect to all other deposits to and withdrawals from the Third Party Credit Enhancement Account as of such Distribution Date, the amount on deposit in the Third Party Credit Enhancement Account is greater than the maximum credit enhancement amount provided by the related Third Party Credit Enhancement Agreement, then the excess representing such amount shall be withdrawn from the Third Party Credit Enhancement Account and paid to the Trustee as administrator of the Third Party Credit Enhancement for application in accordance with the provisions of the Third Party Credit Enhancement Agreement.

                 (3) Upon the earliest to occur of (i) the termination of the Trust, (ii) the Series Termination Date or (iii) the day on which the Class Invested Amount for each Class of the Series established hereby is paid in full, and after payment of all amounts to be paid on such day from the Third Party Credit Enhancement Account to or for the benefit of Investor Certificateholders of the Series established hereby, all amounts remaining on deposit in the Third Party Credit Enhancement Account shall be withdrawn from such account and paid to the Trustee as administrator of the Third Party Credit Enhancement for application in accordance with the provisions of the Third Party Credit Enhancement Agreement.

         (f) The Series Pre-Funding Account. If the Series Term Sheet for the Series established hereby so provides, the Trustee, for the benefit of the Certificateholders of this Series, shall establish and maintain or cause to be established and maintained in the name of the Trust, either (i) a non-interest bearing segregated trust account in the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) a non-interest bearing segregated demand deposit account at an Eligible Institution (the "Series Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series Pre-Funding Account and in all proceeds thereof. The Series Pre-Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders of this Series. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Pre-Funding Account for the purpose of carrying out the duties of the Servicer hereunder. Any funds on deposit in the Series Pre-Funding Account for more than one Business Day shall be invested in Permitted Investments under Section 4.02(c) of the Pooling and Servicing Agreement.
The Servicer at all times shall maintain accurate records reflecting each transaction in the Series Pre-Funding Account. The Paying Agent shall also have the revocable authority to make withdrawals from the Series Pre-Funding Account. On the Series Closing Date, the Seller shall cause to be deposited into the Series Pre-Funding Account an amount equal to the Series Initial Pre-Funding Amount. In connection with such Series Initial Pre-Funding Amount, and on or before the Series Closing Date, the Servicer shall deliver to the Trustee, the Seller and the Rating Agencies, a certificate of an officer of the Servicer stating the size of such Series Pre-Funding Amount, and certifying that the Servicer reasonably believes that the establishment and funding of the Series Pre-Funding Amount will not result in any delay in the payment of principal to the Investor Certificateholders of any Series then outstanding.

         (g)  The PFA Special Reserve Account.

                 (1) If the Series Term Sheet for the Series established hereby so provides, the Trustee, for the benefit of the Certificateholders of this Series, shall establish and maintain or cause to be established and maintained in the name of the Trust, either (i) a non-interest bearing segregated trust account in the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) a non-interest bearing segregated demand deposit account at an Eligible Institution (the "PFA Special Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the PFA Special Reserve Account and in all proceeds thereof. The PFA Special Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders of this Series. Pursuant to authority granted to it under
Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the PFA Special Reserve Account for the purpose of carrying out the duties of the Servicer hereunder. Any funds on deposit in the PFA Special Reserve Account for more than one Business Day shall be invested in Permitted Investments under Section 4.02(c) of the Pooling and Servicing Agreement. The Servicer at all times shall maintain accurate records reflecting each transaction in the PFA Special Reserve Account. The Paying Agent shall also have the revocable authority to make withdrawals from the PFA Special Reserve Account.

                 (2) Upon the earlier to occur of (i) the Series Termination Date or (ii) the day on which the Series Invested Amount is paid in full, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Investor Certificateholders that are payable from the PFA Special Reserve Account as provided herein, shall withdraw from the PFA Special Reserve Account and pay to or at the direction of the Seller, all amounts, if any, on deposit in the PFA Special Reserve Account and the PFA Special Reserve Account shall have terminated for purposes of this Series Supplement.

                 (3) On or before each Distribution Date with respect to the Controlled Accumulation Period, a withdrawal will be made from the PFA Special Reserve Account in an amount equal to the lesser of (a) the amount on deposit in the PFA Special Reserve Account with respect to such Distribution Date and (b) the excess, if any, of the PFA Covered Amount with respect to such Distribution Date over the amount of investment earnings on the amount on deposit in the Series Principal Funding Account with respect to such Distribution Date. Such amount withdrawn shall be deposited into the Series Collections Account and treated as a "Series Additional Allocable Amount."

         (h)  The Pre-Funding Special Reserve Account.

                 (1) If the Series Term Sheet for the Series established hereby so provides, the Trustee, for the benefit of the Certificateholders of this Series, shall establish and maintain or cause to be established and maintained in the name of the Trust, either (i) a non-interest bearing segregated trust account in the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) a non-interest bearing segregated demand deposit account at an Eligible Institution (the "Pre-Funding Special Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Pre-Funding Special Reserve Account and in all proceeds thereof. The Pre-Funding Special Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders of this Series. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Pre-Funding Special Reserve Account for the purpose of carrying out the duties of the Servicer hereunder. Any funds on deposit in the Pre-Funding Special Reserve Account for more than one Business Day shall be invested in Permitted Investments under Section 4.02(c) of the Pooling and Servicing Agreement. The Servicer at all times shall maintain accurate records reflecting each transaction in the Pre-Funding Special Reserve Account. The Paying Agent shall also have the revocable authority to make withdrawals from the Pre-Funding Special Reserve Account.

                 (2) Upon the earlier to occur of (i) the Series Termination Date or (ii) the day on which the amount on deposit in the Series Pre-Funding Account is reduced to zero, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Investor Certificateholders that are payable from the Pre-Funding Special Reserve Account as provided herein, shall withdraw from the Pre-Funding Special Reserve Account and pay to or at the direction of the Seller, all amounts, if any, on deposit in the Pre-Funding Special Reserve Account and the Pre-Funding Special Reserve Account shall have terminated for purposes of this Series Supplement.

                 (3) On or before each Distribution Date with respect to the period between the Series Closing Date and date that occurs upon the earlier of (i) the Series Pre-Funding Deadline and (ii) the date upon which there are no longer funds on deposit in the Series Pre-Funding Account (the "Pre-Funding Period"), a withdrawal will be made from the Pre-Funding Special Reserve Account in an amount equal to the lesser of (a) the amount on deposit in the Pre-Funding Special Reserve Account with respect to such Distribution Date and (b) the excess, if any, of the Pre-Funding Covered Amount with respect to such Distribution Date over the amount of investment earnings on the amount on deposit in the Series Pre-Funding Account with respect to such Distribution Date. Such amount shall be treated as a "Series Additional Allocable Amount."

         (i) Transfer of Investor Accounts. If, at any time any of the Investor Accounts established in Sections 7(a) - 7(h) shall be located at an institution that fails to meet the qualification requirements for an Eligible Institution or a Qualified Trust Institution, as applicable, the Trustee shall move or cause to be moved such Investor Account to an institution meeting the requisite qualifications requirements within ten Business Days of the date the Trustee becomes aware of such lack of qualification; provided, however, that if (i) such Account is a Third Party Credit Enhancement Account and (ii) such Account is not Funded Third Party Credit Enhancement, then the Trustee shall move or cause to be moved such Account to an institution meeting the requisite qualifications requirements within thirty Business Days of the date the Trustee becomes aware of such lack of qualification.


         SECTION 8.      Allocations of Collections.

         (a) Deposits into the Series Collections Account. On or before each
Distribution Date, the Servicer shall direct the Trustee to withdraw from the Group Collections Account and deposit into the Series Collections Account an amount equal to (i) the sum of the Series Finance Charge Collections and the Series Principal Collections and (ii) the Series Excess Funding Amount (SRC), each for the related Due Period. On or before each Distribution Date, the Servicer also shall direct the Trustee to deposit the Series Additional Allocable Amounts, if any, which have not previously been deposited into the Series Collections Account.

         (b) During the Revolving Period. On or before each Distribution Date during the Revolving Period, the Servicer shall direct the Trustee that funds be paid or deposited, and the Trustee shall apply such funds in the following amounts, to the extent such funds are available and in the order of priority specified, to the account or Person indicated, in each case as set forth below.

         (1) Pre-Funding Account. If applicable, on or before the first Distribution Date following a Series Pre-Funding Deadline, all amounts on deposit in the Series Pre-Funding Account shall be deposited into the Series Distribution Account.

         (2) Pre-Funding Special Reserve Account. If applicable, on or before the first Distribution Date following a Series Pre-Funding Deadline, an amount equal to the Pre-Funding Special Reserve Amount shall be withdrawn from the Pre-Funding Special Reserve Account and shall be deposited into the Series Collections Account as a "Series Additional Allocable Amount."

         (3)  Class A Monthly Interest.  An amount equal to the lesser of

                 (A)  the Class A Modified Required Amount and

                 (B) the sum of Series Finance Charge Collections and Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (4)  Class B Monthly Interest.  An amount equal to the lesser of

                 (A)  the Class B Modified Required Amount and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (5)  Class C Monthly Interest.  An amount equal to the lesser of

                 (A)  the Class C Modified Required Amount, if any, and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (6) Series Monthly Servicing Fee Additional Funds Portion. An amount equal to the lesser of

                 (A)  the Series Monthly Servicing Fee Additional Funds
Portion and

                 (B)  Series Additional Funds

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The positive difference, if any, between the amount in (A) and the amount in (B) shall be the "Series Monthly Servicing Fee Additional Funds Portion Shortfall."

         (7)  Series Monthly Servicing Fee.  An amount equal to the lesser of


                 (A) the sum of the Series Monthly Servicing Fee and all accrued but unpaid Series Monthly Servicing Fees as of the prior Distribution Date less the Series Monthly Servicing Fee Additional Funds Portion, if any, and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (8) Reimbursement of Class A Cumulative Investor Charged-Off Amounts. An amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Group Principal Collections Reallocation Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (9) Reimbursement of Class B Cumulative Investor Charged-Off Amounts. An amount equal to the lesser of

                 (A)  the Class B Cumulative Investor Charged-Off Amount and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Group Principal Collections Reallocation Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (10) Series Monthly Servicing Fee Additional Funds Portion Shortfall. An amount equal to the lesser of
                 (A) the Series Monthly Servicing Fee Additional Funds Portion Shortfall and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (11)  Swap Trust Payments.  An amount equal to the lesser of

                 (A)  the sum of the Swap Trust Payments and

                 (B)  the sum of any remaining Series Finance Charge
Collections and any remaining             Series Additional Allocable Amounts


shall be withdrawn from the Series Collections Account and deposited in the Series Distribution Account.

         (12) Reimbursement of Class C Cumulative Investor Charged-Off Amounts. An amount equal to the lesser of

                 (A)  the Class C Cumulative Investor Charged-Off Amount and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Group Principal Collections Reallocation Account. The Class C Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (13) Shortfalls in the Pre-Funding Special Reserve Amount. If applicable, an amount equal to the lesser of

                 (A)  the Pre-Funding Special Reserve Amount Shortfall and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Pre-Funding Special Reserve Account. The Pre-Funding Special Reserve Amount Shortfall shall be reduced by the amount of such deposit.

         (14) Shortfalls in the PFA Special Reserve Required Amount. If applicable, an amount equal to the lesser of

                 (A)  the PFA Special Reserve Required Amount Shortfall and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the PFA Special Reserve Account. The PFA Special Reserve Required Amount Shortfall shall be reduced by the amount of such deposit.

         (15)  Reimbursement of prior Third Party Credit Enhancement
Drawings.
If applicable, an amount equal to the lesser of

                 (A) the sum of all unreimbursed Third Party Credit Enhancement Drawings and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Third Party Credit Enhancement Account. The amount of unreimbursed Third Party Credit Enhancement Drawings shall be reduced by the amount of such deposit.

         (16) Third Party Credit Enhancement Fee. If applicable, an amount equal to the lesser of

                 (A)  the Third Party Credit Enhancement Fee and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (17) The Class A Early Termination Premium or the Class A Early Termination Premium Shortfall, as applicable. If applicable, on or after the Series Pre-Funding Deadline, an amount equal to the lesser of

                 (A) the Class A Early Termination Premium or the Class A Early Termination Premium Shortfall, as applicable, and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (18) The Class B Early Termination Premium or the Class B Early Termination Premium Shortfall, as applicable. If applicable, on or after the Series Pre-Funding Deadline, an amount equal to the lesser of

                 (A) the Class B Early Termination Premium or the Class B Early Termination Premium Shortfall, as applicable, and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (19) Series Excess Servicing. An amount equal to any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts (together, "Series Excess Servicing") shall be withdrawn from the Series Collections Account and deposited into the Group Finance Charge Collections Reallocation Account.

         (20) Third Party Credit Enhancement Drawing. If applicable, an amount equal to the lesser of

                 (A)  the Class C Modified Required Amount Shortfall and

                 (B) the amount on deposit in the Third Party Credit Enhancement Account shall be withdrawn from the Third Party Credit Enhancement Account and deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall and the Third Party Credit Enhancement both shall be reduced by the amount of such deposit.

         (21) Payment of the Class A Modified Required Amount Shortfall from a Subordinate Series. If applicable, an amount equal to the lesser of

                 (A)  the Class A Modified Required Amount Shortfall and

                 (B) funds, if any, available to pay such Class A Modified Required Amount Shortfall from funds initially allocated to any Subordinate Series shall be deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

         (22) Payment of the Class B Modified Required Amount Shortfall from a Subordinate Series. If applicable, an amount equal to the lesser of

                 (A)  the Class B Modified Required Amount Shortfall and

                 (B) funds, if any, available to pay such Class B Modified Required Amount Shortfall from funds initially allocated to any Subordinate Series shall be deposited into the Series Distribution Account. The Class B Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

         (23) Payment of the Class C Modified Required Amount Shortfall from a Subordinate Series. If applicable, an amount equal to the lesser of

                 (A)  the Class C Modified Required Amount Shortfall and

                 (B) funds, if any, available to pay such Class C Modified Required Amount Shortfall from funds initially allocated to any Subordinate Series shall be deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

         (24) Reimbursement of the Class A Cumulative Investor Charged-Off Amount from a Subordinate Series. If applicable, an amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B) funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Group Principal Collections Reallocation Account.

The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (25) Reimbursement of the Class B Cumulative Investor Charged-Off Amount from a Subordinate Series. If applicable, an amount equal to the lesser of

                 (A)  the Class B Cumulative Investor Charged-Off Amount and

                 (B) funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Group Principal Collections Reallocation Account.

The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (26) Reimbursement of the Class C Cumulative Investor Charged-Off Amount from a Subordinate Series. If applicable, an amount equal to the lesser of

                 (A)  the Class C Cumulative Investor Charged-Off Amount and

                 (B) funds, if any, available to pay such Class C Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Group Principal Collections Reallocation Account.

The Class C Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (27) Reallocations for the Class A Modified Required Amount Shortfall from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

                 (A)  the Class A Modified Required Amount Shortfall and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
A Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (27)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

         (28) Reallocations for the Class B Modified Required Amount Shortfall from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

                 (A)  the Class B Modified Required Amount Shortfall and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
B Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (28)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class B Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

         (29) Reallocations for the Class C Modified Required Amount Shortfall from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

                 (A)  the Class C Modified Required Amount Shortfall and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
C Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes not initially rated by the Rating Agencies for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (29)); provided, however, that if any other series (or multiple other series) shall have more than one unrated class, the class modified required amount shortfall to be used in the denominator for each such other series shall be the class modified required amount shortfall for the most senior unrated class for such series for which the class modified required amount shortfall is greater than zero and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

         (30) Reallocations for the Class A Cumulative Investor Charged-Off Amount from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
A Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (30)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Group Principal Collections Reallocation Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (31) Reallocations for the Class B Cumulative Investor Charged-Off Amount from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

                 (A)  the Class B Cumulative Investor Charged-Off Amount and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
B Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (31)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Group Principal Collections Reallocation Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (32) Allocations from the Group Finance Charge Collections Reallocation Account for the payment of accrued Series Monthly Servicing Fees. An amount equal to the lesser of

                 (A) all accrued but unpaid Series Monthly Servicing Fees and

                 (B)  the product of

                         (x)  a fraction the numerator of which is all
accrued but unpaid Series Monthly Servicing Fees and the denominator of which is the sum of all accrued but unpaid monthly servicing fees for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (32)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account.

         (33) Reallocations for the Class C Cumulative Investor Charged-Off Amount from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

                 (A)  the Class C Cumulative Investor Charged-Off Amount and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
C Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes unrated by the Rating Agencies for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (33)); provided, however, that if any other series (or multiple other series) shall have more than one unrated class, the class cumulative investor charged-off amount to be used in the denominator for each such other series shall be the class cumulative investor charged-off amount for the most senior unrated class for such series for which the class cumulative investor charged-off amount is greater than zero and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Group Principal Collections Reallocation Account. The Class C Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (34) Swap Trust Payment Shortfalls. An amount equal to the lesser of

                 (A)  the Swap Trust Payment Shortfall and

                 (B)  the product of

                         (x)  a fraction, the numerator of which is the Swap
Trust Payment Shortfall and the denominator of which is the sum of the swap trust payment shortfalls for all series in the Group to which the Series established hereby belongs and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to other series pursuant to a clause in the applicable Series Supplement for the purpose of covering swap trust payment shortfalls and after any withdrawals therefrom with respect to other series pursuant to a clause in the applicable Series Supplement for the purpose of covering any payment shortfall for such series intended to be of a higher priority than swap trust payment shortfalls shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Distribution Account.

         (35) Payment of the Class A Modified Required Amount Shortfall from Class C Principal Collections. An amount equal to the lesser of

                 (A)  the Class A Modified Required Amount Shortfall and

                 (B) the sum of the Series Excess Funding Amount (SRC) and Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

         (36) Payment of the Class A Modified Required Amount Shortfall from Class B Principal Collections. An amount equal to the lesser of

                 (A)  the Class A Modified Required Amount Shortfall and

                 (B) the Class B Principal Collections less Series Yield Collections allocable to the Class B Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit, and the Class B Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

         (37) Payment of the Class B Modified Required Amount Shortfall from Class C Principal Collections. An amount equal to the lesser of

                 (A)  the Class B Modified Required Amount Shortfall and

                 (B)  the sum of any remaining Series Excess Funding Amounts
(SRC) and any remaining Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class B Modified Required Amount Shortfall shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

         (38) Reimbursement of the Class A Cumulative Investor Charged-Off Amount from Class C Principal Collections. An amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B)  the sum of any remaining Series Excess Funding Amounts
(SRC) and any remaining Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Group Principal Collections Reallocation Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

         (39) Reallocation of the Class C Investor Interest to reimburse the Class A Cumulative Investor Charged-Off Amount. The Class A Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B)  the Class C Investor Interest

and the Class C Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class C Cumulative Investor Charged-Off Amount would not, as a result, exceed the Class C Initial Investor Interest.

         (40) Reimbursement of the Class A Cumulative Investor Charged-Off Amount from Class B Principal Collections. An amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B) any remaining Class B Principal Collections less Series Yield Collections allocable to the Class B Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Group Principal Collections Reallocation Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit, and the Class B Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

         (41) Reallocation of the Class B Investor Interest to reimburse the Class A Cumulative Investor Charged-Off Amount. The Class A Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B)  the Class B Investor Interest

and the Class B Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class B Cumulative Investor Charged-Off Amount would not, as a result, exceed the Class B Initial Investor Interest.

         (42) Reimbursement of the Class B Cumulative Investor Charged-Off Amount from Class C Principal Collections. An amount equal to the lesser of

                 (A)  the Class B Cumulative Investor Charged-Off Amount and

                 (B)  the sum of any remaining Series Excess Funding Amounts
(SRC) and any remaining Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Group Principal Collections Reallocation Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

         (43) Reallocation of the Class C Investor Interest to reimburse the Class B Cumulative Investor Charged-Off Amount. The Class B Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

                 (A)  the Class B Cumulative Investor Charged-Off Amount and

                 (B)  the Class C Investor Interest

and the Class C Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class C Cumulative Investor Charged-Off Amount would not, as a result, exceed the Class C Initial Investor Interest.

         (44) Reallocations for the Class A Early Termination Premium Shortfall from the Group Finance Charge Collections Reallocation Account. If applicable, an amount equal to the lesser of

                 (A)  the Class A Early Termination Premium Shortfall and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
A Early Termination Premium Shortfall and the denominator of which is the sum of all class early termination premium shortfalls with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (44)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account.

         (45) Reallocations for the Class B Early Termination Premium Shortfall from the Group Finance Charge Collections Reallocation Account. If applicable, an amount equal to the lesser of

                 (A)  the Class B Early Termination Premium Shortfall and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
B Early Termination Premium Shortfall and the denominator of which is the sum of all class early termination premium shortfalls with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (45)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account.

         (46) Allocations of remaining amounts from the Group Finance Charge Collections Reallocation Account to the Seller. An amount equal to all remaining amounts on deposit in the Group Finance Charge Collections Reallocation Account, after all other allocations from such Account pursuant to the Series Supplements for any series in the Group to which the Series established hereby belongs, shall be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Seller.

         (47) Allocations from the Excess Funding Account (General) to the Group Principal Collections Reallocation Account. If no series is in its Rapid Amortization Period, or if amounts remain on deposit in the Excess Funding Account (General) after all allocations to any other series that are in their Rapid Amortization Periods, an amount equal to the product of

                 (A) a fraction the numerator of which is the sum of the series investor interests less the sum of class investor interests with respect to seller retained classes for all series in the Group to which the Series established hereby belongs and the denominator of which is the Aggregate Investor Interest less the sum of all class investor interests with respect to seller retained classes for all outstanding series (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (47)) and

                 (B) the amount on deposit in the Excess Funding Account (General) before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Excess Funding Account (General) and deposited into the Group Principal Collections Reallocation Account.

         (48) Class C Permitted Controlled Amortization Amount. An amount equal to the lesser of

                 (A) the Class C Permitted Controlled Amortization Amount and


                 (B) remaining amounts on deposit in the Series Collections Account shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The amount by which the Class C Permitted Controlled Amortization Amount exceeds such deposit shall be the "Class C Permitted Controlled Amortization Amount Shortfall."

         (49) Allocations of Series Principal Collections. An amount equal to the remaining Series Principal Collections minus the (i) Series Yield Collections, if any, and (ii) remaining Seller Retained Class Principal Collections shall be withdrawn from the Series Collections Account and deposited into the Group Principal Collections Reallocation Account.

         (50)  Payment to the Seller.  An amount equal to the lesser of

                 (A) the positive difference, if any, between the amount of the Seller Interest and the Minimum Seller Interest (after giving effect to all similar provisions in other Series Supplements, beginning with the series (including the Series established hereby) having the earliest series closing date and continuing seriatim) and

                 (B) any remaining amounts on deposit in the Series Collections Account shall be withdrawn from the Series Collections Account and paid to the Seller. If after such payment, amounts remain on deposit in the Series Collections Account, such amounts shall be deposited into the Excess Funding Account (SRC).

         (51) Additional payment to the Seller. An amount equal to the lesser of

                 (A) the positive difference, if any, between the amount of the Seller Interest and the Minimum Seller Interest and

                 (B) the product of (i) any remaining amounts on deposit in the Group Principal Collections Reallocation Account and (ii) a fraction the numerator of which is the remaining amounts on deposit in the Group Principal Collections Reallocation Account and the denominator of which is the sum of the remaining amounts on deposit in all group principal collections reallocation accounts (including the Group Principal Collections Reallocation Account for the Group to which the Series established hereby belongs)

shall be withdrawn from the Group Principal Collections Reallocation Account and paid to the Seller. If after such payment, amounts remain on deposit in the Group Principal Collections Reallocation Account, such amounts shall be deposited into the Excess Funding Account (General).

         (52) Allocations from the Series Pre-Funding Account to the Group Pre-Funding Reallocation Account. If applicable, an amount equal to the amount on deposit in the Series Pre-Funding Account shall be withdrawn from the Series Pre-Funding Account and deposited into the Group Pre-Funding Reallocation Account; provided, however, that such amount shall be used only to fund principal shortfalls for other series in their controlled accumulation or controlled amortization periods, as applicable, in the Group to which the Series established hereby belongs.

         (53) Further payment to the Seller. An amount equal to the lesser of

                 (A) the positive difference, if any, between the amount of the Seller Interest and the Minimum Seller Interest and

                 (B) the product of (i) any remaining amounts on deposit in the Group Pre-Funding Reallocation Account and (ii) a fraction the numerator of which is the amount on deposit the Group Pre-Funding Reallocation Account and the denominator of which is the sum of all amounts on deposit in all group pre-funding reallocation accounts (after giving effect to provisions in the applicable Series Supplements substantially similar to Sections 8(c)(55), 8(c)(56) and 8(c)(57), and including the Group Pre-Funding Reallocation Account to which the Series established hereby is a member).

shall be withdrawn from the Group Pre-Funding Reallocation Account and paid to the Seller. Any remaining amounts on deposit in the Group Pre-Funding Reallocation Account shall be allocated to each Series in the Group based on a fraction, the numerator of which is the amount deposited pursuant to
Section 8(b)(52) and the denominator of which is the sum of all such deposits pursuant to similar provisions in the series supplements for the Group to which the Series established hereby belongs. Such amounts reallocated to the Series established hereby pursuant to the prior sentence shall be deposited into the Series Pre-Funding Account.

         (c)  Deposits During the Controlled Accumulation Period or
Controlled
Amortization Period, if applicable. On or before each Distribution Date during the Controlled Accumulation Period or Controlled Amortization Period, as applicable, the Servicer shall direct the Trustee that funds be paid or deposited, and the Trustee shall apply such funds in the following amounts, to the extent such funds are available and in the order of priority specified, to the account or Person indicated, in each case as set forth below.

         (1)  Class A Monthly Interest.  An amount equal to the lesser of

                 (A)  the Class A Modified Required Amount and

                 (B) the sum of Series Finance Charge Collections and Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (2)  Class B Monthly Interest.  An amount equal to the lesser of

                 (A)  the Class B Modified Required Amount and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (3)  Class C Monthly Interest.  An amount equal to the lesser of

                 (A)  the Class C Modified Required Amount, if any, and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (4) Series Monthly Servicing Fee Additional Funds Portion. An amount equal to the lesser of

                 (A)  the Series Monthly Servicing Fee Additional Funds
Portion and

                 (B)  Series Additional Funds

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The positive difference, if any, between the amount in (A) and the amount in (B) shall be the "Series Monthly Servicing Fee Additional Funds Portion Shortfall."

         (5)  Series Monthly Servicing Fee.  An amount equal to the lesser of


                 (A) the sum of the Series Monthly Servicing Fee and all accrued but unpaid Series Monthly Servicing Fees as of the prior Distribution Date less the Series Monthly Servicing Fee Additional Funds Portion, if any, and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (6) Reimbursement of Class A Cumulative Investor Charged-Off Amounts. An amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (7) Reimbursement of Class B Cumulative Investor Charged-Off Amounts. An amount equal to the lesser of

                 (A)  the Class B Cumulative Investor Charged-Off Amount and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (8)  Series Monthly Servicing Fee Additional Funds Portion
Shortfall.
An amount equal to the lesser of
                 (A) the Series Monthly Servicing Fee Additional Funds Portion Shortfall and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (9)  Swap Trust Payments.  An amount equal to the lesser of

                 (A)  the sum of the Swap Trust Payments and

                 (B)  the sum of any remaining Series Finance Charge
Collections and any remaining             Series Additional Allocable Amounts


shall be withdrawn from the Series Collections Account and deposited in the Series Distribution Account.

         (10) Reimbursement of Class C Cumulative Investor Charged-Off Amounts. An amount equal to the lesser of

                 (A)  the Class C Cumulative Investor Charged-Off Amount and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts.

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class C Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (11) Shortfalls in the PFA Special Reserve Required Amount. If applicable, an amount equal to the lesser of

                 (A)  the PFA Special Reserve Required Amount Shortfall and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the PFA Special Reserve Account. The PFA Special Reserve Required Amount Shortfall shall be reduced by the amount of such deposit.

         (12)  Reimbursement of prior Third Party Credit Enhancement
Drawings.
If applicable, an amount equal to the lesser of

                 (A) the sum of all unreimbursed Third Party Credit Enhancement Drawings and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Third Party Credit Enhancement Account. The amount of unreimbursed Third Party Credit Enhancement Drawings shall be reduced by the amount of such deposit.

         (13) Third Party Credit Enhancement Fee. If applicable, an amount equal to the lesser of

                 (A)  the Third Party Credit Enhancement Fee and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (14) The Class A Early Termination Premium Shortfall. If applicable, an amount equal to the lesser of

                 (A)     the Class A Early Termination Premium Shortfall and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (15) The Class B Early Termination Premium Shortfall. If applicable, an amount equal to the lesser of

                 (A)     the Class B Early Termination Premium Shortfall and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (16) Series Excess Servicing. An amount equal to any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts (together, "Series Excess Servicing") shall be withdrawn from the Series Collections Account and deposited into the Group Finance Charge Collections Reallocation Account.

         (17) Third Party Credit Enhancement Drawing. If applicable, an amount equal to the lesser of

                 (A)  the Class C Modified Required Amount Shortfall and

                 (B) the amount on deposit in the Third Party Credit Enhancement Account shall be withdrawn from the Third Party Credit Enhancement Account and deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall and the Third Party Credit Enhancement Amount both shall be reduced by the amount of such deposit.

         (18) Payment of the Class A Modified Required Amount Shortfall from a Subordinate Series. If applicable, an amount equal to the lesser of

                 (A)  the Class A Modified Required Amount Shortfall and

                 (B) funds, if any, available to pay such Class A Modified Required Amount Shortfall from funds initially allocated to any Subordinate Series shall be deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

         (19) Payment of the Class B Modified Required Amount Shortfall from a Subordinate Series. If applicable, an amount equal to the lesser of

                 (A)  the Class B Modified Required Amount Shortfall and

                 (B) funds, if any, available to pay such Class B Modified Required Amount Shortfall from funds initially allocated to any Subordinate Series shall be deposited into the Series Distribution Account. The Class B Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

         (20) Payment of the Class C Modified Required Amount Shortfall from a Subordinate Series. If applicable, an amount equal to the lesser of

                 (A)  the Class C Modified Required Amount Shortfall and

                 (B) funds, if any, available to pay such Class C Modified Required Amount Shortfall from funds initially allocated to any Subordinate Series shall be deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

         (21) Reimbursement of the Class A Cumulative Investor Charged-Off Amount from a Subordinate Series. If applicable, an amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B) funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (22) Reimbursement of the Class B Cumulative Investor Charged-Off Amount from a Subordinate Series. If applicable, an amount equal to the lesser of

                 (A)  the Class B Cumulative Investor Charged-Off Amount and

                 (B) funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (23) Reimbursement of the Class C Cumulative Investor Charged-Off Amount from a Subordinate Series. If applicable, an amount equal to the lesser of

                 (A)  the Class C Cumulative Investor Charged-Off Amount and

                 (B) funds, if any, available to pay such Class C Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Collections Account. The Class C Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (24) Reallocations for the Class A Modified Required Amount Shortfall from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

                 (A)  the Class A Modified Required Amount Shortfall and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
A Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (24)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

         (25) Reallocations for the Class B Modified Required Amount Shortfall from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

                 (A)  the Class B Modified Required Amount Shortfall and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
B Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (25)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class B Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

         (26) Reallocations for the Class C Modified Required Amount Shortfall from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

                 (A)  the Class C Modified Required Amount Shortfall and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
C Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes not initially rated by the Rating Agencies for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (26)); provided, however, that if any other series (or multiple other series) shall have more than one unrated class, the class modified required amount shortfall to be used in the denominator for each such other series shall be the class modified required amount shortfall for the most senior unrated class for such series for which the class modified required amount shortfall is greater than zero and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

         (27) Reallocations for the Class A Cumulative Investor Charged-Off Amount from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
A Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (27)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (28) Reallocations for the Class B Cumulative Investor Charged-Off Amount from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

                 (A)  the Class B Cumulative Investor Charged-Off Amount and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
B Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (28)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (29) Allocations from the Group Finance Charge Collections Reallocation Account for the payment of accrued Series Monthly Servicing Fees. An amount equal to the lesser of

                 (A) all accrued but unpaid Series Monthly Servicing Fees and

                 (B)  the product of

                         (x)  a fraction the numerator of which is all
accrued but unpaid Series Monthly Servicing Fees and the denominator of which is the sum of all accrued but unpaid monthly servicing fees for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (30)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account.

         (30) Reallocations for the Class C Cumulative Investor Charged-Off Amount from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

                 (A)  the Class C Cumulative Investor Charged-Off Amount and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
C Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes unrated by the Rating Agencies for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (31)); provided, however, that if any other series (or multiple other series) shall have more than one unrated class, the class cumulative investor charged-off amount to be used in the denominator for each such other series shall be the class cumulative investor charged-off amount for the most senior unrated class for such series for which the class cumulative investor charged-off amount is greater than zero and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Principal Collections Account. The Class C Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (31) Swap Trust Payment Shortfalls. An amount equal to the lesser of

                 (A)  the Swap Trust Payment Shortfall and

                 (B)  the product of

                         (x)  a fraction, the numerator of which is the Swap
Trust Payment Shortfall and the denominator of which is the sum of the swap trust payment shortfalls for all series in the Group to which the Series established hereby belongs and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to other series pursuant to a clause in the applicable Series Supplement for the purpose of covering swap trust payment shortfalls and after any withdrawals therefrom with respect to other series pursuant to a clause in the applicable Series Supplement for the purpose of covering any payment shortfall for such series intended to be of a higher priority than swap trust payment shortfalls shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Distribution Account.

         (32) Payment of the Class A Modified Required Amount Shortfall from Class C Principal Collections. An amount equal to the lesser of

                 (A)  the Class A Modified Required Amount Shortfall and

                 (B) the sum of the Series Excess Funding Amount (SRC) and Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

         (33) Payment of the Class A Modified Required Amount Shortfall from Class B Principal Collections. An amount equal to the lesser of

                 (A)  the Class A Modified Required Amount Shortfall and

                 (B) the Class B Principal Collections less Series Yield Collections allocable to the Class B Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit, and the Class B Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

         (34) Payment of the Class B Modified Required Amount Shortfall from Class C Principal Collections. An amount equal to the lesser of

                 (A)  the Class B Modified Required Amount Shortfall and

                 (B)  the sum of any remaining Series Excess Funding Amounts
(SRC) and any remaining Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class B Modified Required Amount Shortfall shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

         (35) Reimbursement of the Class A Cumulative Investor Charged-Off Amount from Class C Principal Collections. An amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B)  the sum of any remaining Series Excess Funding Amounts
(SRC) and any remaining Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

         (36) Reallocation of the Class C Investor Interest to reimburse the Class A Cumulative Investor Charged-Off Amount. The Class A Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B)  the Class C Investor Interest

and the Class C Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class C Cumulative Investor Charged-Off Amount would not, as a result, exceed the Class C Initial Investor Interest less principal payments made in respect of such Class prior to such Distribution Date.

         (37) Reimbursement of the Class A Cumulative Investor Charged-Off Amount from Class B Principal Collections. An amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B) any remaining Class B Principal Collections less Series Yield Collections allocable to the Class B Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit, and the Class B Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

         (38) Reallocation of the Class B Investor Interest to reimburse the Class A Cumulative Investor Charged-Off Amount. The Class A Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B)  the Class B Investor Interest

and the Class B Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class B Cumulative Investor Charged-Off Amount would not, as a result, exceed the Class B Initial Investor Interest.

         (39) Reimbursement of the Class B Cumulative Investor Charged-Off Amount from Class C Principal Collections. An amount equal to the lesser of

                 (A)  the Class B Cumulative Investor Charged-Off Amount and

                 (B)  the sum of any remaining Series Excess Funding Amounts
(SRC) and any remaining Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

         (40) Reallocation of the Class C Investor Interest to reimburse the Class B Cumulative Investor Charged-Off Amount. The Class B Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

                 (A)  the Class B Cumulative Investor Charged-Off Amount and

                 (B)  the Class C Investor Interest

and the Class C Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class C Cumulative Investor Charged-Off Amount would not, as a result, exceed the Class C Initial Investor Interest less principal payments made in respect of such Class prior to such Distribution Date.

         (41)  Reinstatement of Class C Investor Interest from the Third
Party
Credit Enhancement Account. On the Distribution Date in which the Class A Invested Amount and Class B Invested Amounts have been reduced to zero, if applicable, an amount equal to the lesser of

                 (A)  the Class C Cumulative Investor Charged-Off Amount and

                 (B) the amount on deposit in the Third Party Credit Enhancement Account shall be withdrawn from the Third Party Credit Enhancement Account and deposited into the Series Principal Collections Account by the Third Party Credit Enhancement Provider. The Class C Cumulative Investor Charged-Off Amount and the Third Party Credit Enhancement Amount shall both be reduced by the amount of such deposit.

         (42) Special Third Party Credit Enhancement Drawing. On the Distribution Date in which the Class A Invested Amount and Class B Invested Amounts have been reduced to zero, if applicable, an amount equal to the lesser of

                 (A)  the Class C Modified Required Amount Shortfall and

                 (B) the amount on deposit in the Third Party Credit Enhancement Account shall be withdrawn from the Third Party Credit Enhancement Account and deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall and the Third Party Credit Enhancement Amount shall be reduced by the amount of such deposit.

         (43) Reallocations for the Class A Early Termination Premium Shortfall from the Group Finance Charge Collections Reallocation Account. If applicable, an amount equal to the lesser of

                 (A)  the Class A Early Termination Premium Shortfall and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
A Early Termination Premium Shortfall and the denominator of which is the sum of all class early termination premium shortfalls with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (43)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account.

         (44) Reallocations for the Class B Early Termination Premium Shortfall from the Group Finance Charge Collections Reallocation Account. If applicable, an amount equal to the lesser of

                 (A)  the Class B Early Termination Premium Shortfall and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
B Early Termination Premium Shortfall and the denominator of which is the sum of all class early termination premium shortfalls with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (44)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account.

         (45) Allocations of remaining amounts from the Group Finance Charge Collections Reallocation Account to the Seller. An amount equal to all remaining amounts on deposit in the Group Finance Charge Collections Reallocation Account, after all other allocations from such Account pursuant to the Series Supplements for any series in the Group to which the Series established hereby belongs, shall be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Seller.

         (46) Allocations from the Excess Funding Account (General) to the Group Principal Collections Reallocation Account. If no series is in its Rapid Amortization Period, or if amounts remain on deposit in the Excess Funding Account (General) after all allocations to any other series that are in their Rapid Amortization Period, an amount equal to the product of

                 (A) a fraction the numerator of which is the sum of the series investor interests less the sum of class investor interests with respect to seller retained classes for all series in the Group to which the Series established hereby belongs and the denominator of which is the Aggregate Investor Interest less the sum of all class investor interests with respect to seller retained classes for all outstanding series (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (46)) and

                 (B) the amount on deposit in the Excess Funding Account (General) before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Excess Funding Account (General) and deposited into the Group Principal Collections Reallocation Account.

         (47) Allocations of Series Principal Collections. An amount equal to the remaining Series Principal Collections minus the (i) Series Yield Collections, if any and (ii) remaining Seller Retained Class Principal Collections shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account.

         (48) Class A Controlled Accumulation Amount or the Class A Controlled Amortization Amount, as applicable. An amount equal to the lesser of

                 (A) the Class A Controlled Accumulation Amount or the Class A Controlled Amortization Amount, as applicable, and

                 (B) Amounts on deposit in the Series Principal Collections Account shall be withdrawn from the Series Principal Collections Account and deposited into the Series Principal Funding Account or Series Distribution Account, as applicable. The amount by which the Class A Controlled Accumulation Amount or Class A Controlled Amortization Amount exceeds such deposit shall be the "Class A Controlled Accumulation Amount Shortfall" or the "Class A Controlled Amortization Shortfall," respectively.

         (49) Class C Permitted Controlled Amortization Amount. An amount equal to the lesser of

                 (A) the Class C Permitted Controlled Amortization Amount and


                 (B) remaining amounts on deposit in the Series Collections Account shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The amount by which the Class C Permitted Controlled Amortization Amount exceeds such deposit shall be the "Class C Permitted Controlled Amortization Amount Shortfall."

         (50) Class B Controlled Accumulation Amount or the Class B Controlled Amortization Amount, as applicable. On the Distribution Date following the Class A Expected Final Payment Date if the Class A Invested Amount has been paid in full, or on and after the Distribution Date on which the Class A Invested Amount has been paid in full if such Distribution Date is after the Class A Expected Final Payment Date, an amount equal to the lesser of

                 (A) the Class B Controlled Accumulation Amount or the Class B Controlled Amortization Amount, as applicable, and

                 (B) remaining amounts on deposit in the Series Principal Collections Account shall be withdrawn from the Series Principal Collections Account and deposited into the Series Principal Funding Account or Series Distribution Account, as applicable. The amount by which the Class B Controlled Accumulation Amount or Class B Controlled Amortization Amount exceeds such deposit shall be the "Class B Controlled Accumulation Amount Shortfall" or the "Class B Controlled Amortization Amount Shortfall," respectively.

         (51) Class C Controlled Accumulation Amount or the Class C Controlled Amortization Amount, as applicable. On each Distribution Date after the Distribution Date on which the Class A and Class B Invested Amounts are paid in full, an amount equal to the lesser of

                 (A) the Class C Controlled Accumulation Amount or the Class C Controlled Amortization Amount, as applicable, and

                 (B) remaining amounts on deposit in the Series Collections Account shall be withdrawn from the Series Collections Account and deposited into the Series Principal Funding Account or Series Distribution Account, as applicable. The amount by which the Class C Controlled Accumulation Amount or Class Controlled Amortization Amount exceeds such deposit shall be the "Class C Controlled Accumulation Amount Shortfall" or the "Class C Controlled Amortization Amount Shortfall."

         (52) Allocations from the Group Principal Collections Reallocation Account for the payment of the Class A Controlled Accumulation Amount Shortfall or the Class A Controlled Amortization Amount Shortfall, as applicable. An amount equal to the lesser of

                 (A) the Class A Controlled Accumulation Amount Shortfall or the Class A Controlled Amortization Amount Shortfall, as applicable and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
A Controlled Accumulation Amount Shortfall or the Class A Controlled Amortization Amount Shortfall, as applicable, and the denominator of which is the sum of the class controlled accumulation amount shortfalls or class controlled amortization amount shortfalls, as applicable, for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (52)) and

                         (y)  the amount on deposit in the Group Principal
Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Principal Collections Reallocation Account and deposited in the Series Principal Funding Account or Series Distribution Account, as applicable. The Class A Controlled Accumulation Amount Shortfall or the Class A Controlled Amortization Amount Shortfall, as applicable, shall be reduced by the amount of such deposit.

         (53) Allocations from the Group Principal Collections Reallocation Account for the payment of the Class B Controlled Accumulation Amount Shortfall or the Class B Controlled Amortization Amount Shortfall, as applicable. An amount equal to the lesser of

                 (A) the Class B Controlled Accumulation Amount Shortfall or the Class B Controlled Amortization Amount Shortfall, as applicable and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
B Controlled Accumulation Amount Shortfall or the Class B Controlled Amortization Amount Shortfall, as applicable, and the denominator of which is the sum of the class controlled accumulation amount shortfalls or class controlled amortization amount shortfalls, as applicable, for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (53)) and

                         (y)  the amount on deposit in the Group Principal
Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Principal Collections Reallocation Account and deposited in the Series Principal Funding Account or Series Distribution Account, as applicable. The Class B Controlled Accumulation Amount Shortfall or the Class B Controlled Amortization Amount Shortfall, as applicable, shall be reduced by the amount of such deposit.

         (54) Allocations from the Group Principal Collections Reallocation Account for the payment of the Class C Controlled Accumulation Amount Shortfall or the Class C Controlled Amortization Amount Shortfall, as applicable. An amount equal to the lesser of

                 (A) the Class C Controlled Accumulation Amount Shortfall or the Class C Controlled Amortization Amount Shortfall, as applicable and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
C Controlled Accumulation Amount Shortfall or the Class C Controlled Amortization Amount Shortfall, as applicable, and the denominator of which is the sum of the class controlled accumulation amount shortfalls or class controlled amortization amount shortfalls, as applicable, for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (54)); provided, however, that if any other series (or multiple other series) shall have more than one unrated class, the class controlled accumulation amount shortfall or class controlled amortization amount shortfall, as applicable, to be used in the denominator for each such other series shall be the class controlled accumulation amount shortfall or class controlled amortization amount shortfall, as applicable, for the most senior unrated class for such series for which the class controlled accumulation amount shortfall or class controlled amortization amount shortfall, as applicable, is greater than zero and

                         (y)  the amount on deposit in the Group Principal
Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Principal Collections Reallocation Account and deposited in the Series Principal Funding Account or Series Distribution Account, as applicable. The Class C Controlled Accumulation Amount Shortfall or the Class C Controlled Amortization Amount Shortfall, as applicable, shall be reduced by the amount of such deposit.

         (55) Allocations from the Group Pre-Funding Reallocation Account for the payment of the Class A Controlled Accumulation Amount Shortfall or Class A Controlled Amortization Amount Shortfall, as applicable. An amount equal to the lesser of

                 (A) the Class A Controlled Accumulation Amount Shortfall or Class A Controlled Amortization Amount Shortfall, as applicable, and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
A Controlled Accumulation Amount Shortfall or Class A Controlled Amortization Amount Shortfall, as applicable, and the denominator of which is the sum of the class controlled accumulation amount shortfalls or class controlled amortization amount shortfalls, as applicable, for all classes with the same alphabetical designation for all series not in their Rapid Amortization Periods in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (55)) and

                         (y)  the amount on deposit in the Group Pre-Funding
Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Pre-Funding Reallocation Account and deposited in the Series Principal Funding Account or Series Distribution Account, as applicable. The Class A Controlled Accumulation Amount Shortfall or the Class A Controlled Amortization Amount Shortfall, as applicable, will be reduced by the amount of such deposit.

         (56) Allocations from the Group Pre-Funding Reallocation Account for the payment of the Class B Controlled Accumulation Amount Shortfall or Class B Controlled Amortization Amount Shortfall, as applicable. An amount equal to the lesser of

                 (A) the Class B Controlled Accumulation Amount Shortfall or Class B Controlled Amortization Amount Shortfall, as applicable, and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
B Controlled Accumulation Amount Shortfall or Class B Controlled Amortization Amount Shortfall, as applicable, and the denominator of which is the sum of the class controlled accumulation amount shortfalls or class controlled amortization amount shortfalls, as applicable, for all classes with the same alphabetical designation for all series not in their Rapid Amortization Periods in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (56)) and

                         (y)  the amount on deposit in the Group Pre-Funding
Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Pre-Funding Reallocation Account and deposited in the Series Principal Funding Account or Series Distribution Account, as applicable. The Class B Controlled Accumulation Amount Shortfall or the Class B Controlled Amortization Amount Shortfall, as applicable, will be reduced by the amount of such deposit.

         (57) Allocations from the Group Pre-Funding Reallocation Account for the payment of the Class C Controlled Accumulation Amount Shortfall or Class C Controlled Amortization Amount Shortfall, as applicable. An amount equal to the lesser of

                 (A) the Class C Controlled Accumulation Amount Shortfall or Class C Controlled Amortization Amount Shortfall, as applicable, and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
C Controlled Accumulation Amount Shortfall or Class C Controlled Amortization Amount Shortfall, as applicable, and the denominator of which is the sum of the class controlled accumulation amount shortfalls or class controlled amortization amount shortfalls, as applicable, for all classes with the same alphabetical designation for all series not in their Rapid Amortization Periods in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (57)) and

                         (y)  the amount on deposit in the Group Pre-Funding
Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Pre-Funding Reallocation Account and deposited in the Series Principal Funding Account or Series Distribution Account, as applicable. The Class C Controlled Accumulation Amount Shortfall or the Class C Controlled Amortization Amount Shortfall, as applicable, will be reduced by the amount of such deposit.

         (58) Allocations of remaining Series Principal Collections. An amount equal to all remaining amounts on deposit in the Series Principal Collections Account shall be withdrawn from the Series Principal Collections Account and deposited into the Group Principal Collections Reallocation Account.

         (59)  Payment to the Seller.  An amount equal to the lesser of

                 (A) the positive difference, if any, between the amount of the Seller Interest and the Minimum Seller Interest (after giving effect to all similar provisions in other Series Supplements, beginning with the series (including the Series established hereby) having the earliest series closing date and continuing seriatim) and

                 (B) any remaining amounts on deposit in the Series Collections Account shall be withdrawn from the Series Collections Account and paid to the Seller. If after such payment, amounts remain on deposit in the Series Collections Account, such amounts shall be deposited into the Excess Funding Account (SRC).

         (60) Additional payment to the Seller. An amount equal to the lesser of

                 (A) the positive difference, if any, between the amount of the Seller Interest and the Minimum Seller Interest and

                 (B) the product of (i) any remaining amounts on deposit in the Group Principal Collections Reallocation Account and (ii) a fraction the numerator of which is the remaining amounts on deposit in the Group Principal Collections Reallocation Account and the denominator of which is the sum of the remaining amounts on deposit in all group principal collections reallocation accounts (including the Group Principal Collections Reallocation Account for the Group to which the Series established hereby belongs)

shall be withdrawn from the Group Principal Collections Reallocation Account and paid to the Seller. If after such payment, amounts remain on deposit in the Group Principal Collections Reallocation Account, such amounts shall be deposited into the Excess Funding Account (General).

         (d) Deposits During the Rapid Amortization Period. On or before each Distribution Date during the Rapid Amortization Period, the Servicer shall direct the Trustee that funds be paid or deposited, and the Trustee shall apply such funds in the following amounts, to the extent such funds are available and in the order of priority specified, to the account or Person indicated, in each case as set forth below.

         (1) Deposits from the Series Principal Funding Account into the Series Principal Collections Account. All amounts on deposit in the Series Principal Funding Account shall be deposited into the Series Principal Collections Account.

         (2) Deposits from the Series Pre-Funding Account into the Series Principal Collections Account. If applicable, all amounts on deposit in the Series Pre-Funding Account shall be deposited into the Series Principal Collections Account.

         (3) Deposits from the PFA Special Reserve Account into the Series Collections Account. If applicable, all amounts on deposit in the PFA Special Reserve Account shall be deemed to be Series Finance Charge Collections and shall be deposited into the Series Collections Account.

         (4) Deposits from the Series Pre-Funding Special Reserve Account into the Series Collections Account. If applicable, all amounts on deposit in the Series Pre-Funding Special Reserve Account shall be deemed to be Series Finance Charge Collections and shall be deposited into the Series Collections Account.

         (5)  Class A Monthly Interest.  An amount equal to the lesser of

                 (A)  the Class A Modified Required Amount and

                 (B) the sum of Series Finance Charge Collections and Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (6)  Class B Monthly Interest.  An amount equal to the lesser of

                 (A)  the Class B Modified Required Amount and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (7)  Class C Monthly Interest.  An amount equal to the lesser of

                 (A)  the Class C Modified Required Amount, if any, and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (8) Series Monthly Servicing Fee Additional Funds Portion. An amount equal to the lesser of

                 (A)  the Series Monthly Servicing Fee Additional Funds
Portion and

                 (B)  Series Additional Funds

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The positive difference, if any, between the amount in (A) and the amount in (B) shall be the "Series Monthly Servicing Fee Additional Funds Portion Shortfall."

         (9)  Series Monthly Servicing Fee.  An amount equal to the lesser of


                 (A) the sum of the Series Monthly Servicing Fee and all accrued but unpaid Series Monthly Servicing Fees as of the prior Distribution Date less the Series Monthly Servicing Fee Additional Funds Portion, if any, and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (10) Reimbursement of Class A Cumulative Investor Charged-Off Amounts. An amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (11) Reimbursement of Class B Cumulative Investor Charged-Off Amounts. An amount equal to the lesser of

                 (A)  the Class B Cumulative Investor Charged-Off Amount and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (12) Series Monthly Servicing Fee Additional Funds Portion Shortfall. An amount equal to the lesser of
                 (A) the Series Monthly Servicing Fee Additional Funds Portion Shortfall and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (13)  Swap Trust Payments.  An amount equal to the lesser of

                 (A)  the sum of the Swap Trust Payments and

                 (B)  the sum of any remaining Series Finance Charge
Collections and any remaining             Series Additional Allocable Amounts


shall be withdrawn from the Series Collections Account and deposited in the Series Distribution Account.

         (14) Reimbursement of Class C Cumulative Investor Charged-Off Amounts. An amount equal to the lesser of

                 (A)  the Class C Cumulative Investor Charged-Off Amount and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts.

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class C Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (15)  Reimbursement of prior Third Party Credit Enhancement
Drawings.
On and after each Distribution Date after the Class A Invested Amount and Class B Invested Amount have been reduced to zero, if applicable, an amount equal to the lesser of

                 (A) the sum of all unreimbursed Third Party Credit Enhancement Drawings and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Third Party Credit Enhancement Account. The amount of unreimbursed Third Party Credit Enhancement Drawings shall be reduced by the amount of such deposit.

         (16) Third Party Credit Enhancement Fee. If applicable, an amount equal to the lesser of

                 (A)  the Third Party Credit Enhancement Fee and

                 (B) the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

         (17) Series Excess Servicing. An amount equal to any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts (together, "Series Excess Servicing") shall be withdrawn from the Series Collections Account and deposited into the Group Finance Charge Collections Reallocation Account.

         (18) Third Party Credit Enhancement Drawing. If applicable, an amount equal to the lesser of

                 (A)  the Class C Modified Required Amount Shortfall and

                 (B) the amount on deposit in the Third Party Credit Enhancement Account shall be withdrawn from the Third Party Credit Enhancement Account and deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall and the Third Party Credit Enhancement shall be reduced by the amount of such deposit.

         (19) Payment of the Class A Modified Required Amount Shortfall from a Subordinate Series. If applicable, an amount equal to the lesser of

                 (A)  the Class A Modified Required Amount Shortfall and

                 (B) funds, if any, available to pay such Class A Modified Required Amount Shortfall from funds initially allocated to any Subordinate Series shall be deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

         (20) Payment of the Class B Modified Required Amount Shortfall from a Subordinate Series. If applicable, an amount equal to the lesser of

                 (A)  the Class B Modified Required Amount Shortfall and

                 (B) funds, if any, available to pay such Class B Modified Required Amount Shortfall from funds initially allocated to any Subordinate Series shall be deposited into the Series Distribution Account. The Class B Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

         (21) Payment of the Class C Modified Required Amount Shortfall from a Subordinate Series. If applicable, an amount equal to the lesser of

                 (A)  the Class C Modified Required Amount Shortfall and

                 (B) funds, if any, available to pay such Class C Modified Required Amount Shortfall from funds initially allocated to any Subordinate Series shall be deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

         (22) Reimbursement of the Class A Cumulative Investor Charged-Off Amount from a Subordinate Series. If applicable, an amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B) funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (23) Reimbursement of the Class B Cumulative Investor Charged-Off Amount from a Subordinate Series. If applicable, an amount equal to the lesser of

                 (A)  the Class B Cumulative Investor Charged-Off Amount and

                 (B) funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (24) Reimbursement of the Class C Cumulative Investor Charged-Off Amount from a Subordinate Series. If applicable, an amount equal to the lesser of

                 (A)  the Class C Cumulative Investor Charged-Off Amount and

                 (B) funds, if any, available to pay such Class C Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Collections Account. The Class C Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (25) Reallocations for the Class A Modified Required Amount Shortfall from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

                 (A)  the Class A Modified Required Amount Shortfall and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
A Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (25)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

         (26) Reallocations for the Class B Modified Required Amount Shortfall from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

                 (A)  the Class B Modified Required Amount Shortfall and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
B Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (26)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class B Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

         (27) Reallocations for the Class C Modified Required Amount Shortfall from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

                 (A)  the Class C Modified Required Amount Shortfall and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
C Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes not initially rated by the Rating Agencies for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (27)); provided, however, that if any other series (or multiple other series) shall have more than one unrated class, the class modified required amount shortfall to be used in the denominator for each such other series shall be the class modified required amount shortfall for the most senior unrated class for such series for which the class modified required amount shortfall is greater than zero and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall shall be reduced by the amount of such deposit.


         (28) Reallocations for the Class A Cumulative Investor Charged-Off Amount from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
A Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (28)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (29) Reallocations for the Class B Cumulative Investor Charged-Off Amount from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

                 (A)  the Class B Cumulative Investor Charged-Off Amount and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
B Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (29)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (30) Allocations from the Group Finance Charge Collections Reallocation Account for the payment of accrued Series Monthly Servicing Fees. An amount equal to the lesser of

                 (A) all accrued but unpaid Series Monthly Servicing Fees and

                 (B)  the product of

                         (x)  a fraction the numerator of which is all
accrued but unpaid Series Monthly Servicing Fees and the denominator of which is the sum of all accrued but unpaid monthly servicing fees for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (30)) and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account.

         (31) Reallocations for the Class C Cumulative Investor Charged-Off Amount from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

                 (A)  the Class C Cumulative Investor Charged-Off Amount and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
C Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes unrated by the Rating Agencies for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (31)); provided, however, that if any other series (or multiple other series) shall have more than one unrated class, the class cumulative investor charged-off amount to be used in the denominator for each such other series shall be the class cumulative investor charged-off amount for the most senior unrated class for such series for which the class cumulative investor charged-off amount is greater than zero and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Principal Collections Account. The Class C Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

         (32) Swap Trust Payment Shortfalls. An amount equal to the lesser of

                 (A)  the Swap Trust Payment Shortfall and

                 (B)  the product of

                         (x)  a fraction, the numerator of which is the Swap
Trust Payment Shortfall and the denominator of which is the sum of the swap trust payment shortfalls for all series in the Group to which the Series established hereby belongs and

                         (y)  the amount on deposit in the Group Finance
Charge Collections Reallocation Account before any withdrawals therefrom with respect to other series pursuant to a clause in the applicable Series Supplement for the purpose of covering swap trust payment shortfalls and after any withdrawals therefrom with respect to other series pursuant to a clause in the applicable Series Supplement for the purpose of covering any payment shortfall for such series intended to be of a higher priority than swap trust payment shortfalls shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Distribution Account.

         (33) Payment of the Class A Modified Required Amount Shortfall from Class C Principal Collections. An amount equal to the lesser of

                 (A)  the Class A Modified Required Amount Shortfall and

                 (B) the sum of the Series Excess Funding Amount (SRC) and Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

         (34) Payment of the Class A Modified Required Amount Shortfall from Class B Principal Collections. An amount equal to the lesser of

                 (A)  the Class A Modified Required Amount Shortfall and

                 (B) the Class B Principal Collections less Series Yield Collections allocable to the Class B Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit, and the Class B Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

         (35) Payment of the Class B Modified Required Amount Shortfall from Class C Principal Collections. An amount equal to the lesser of

                 (A)  the Class B Modified Required Amount Shortfall and

                 (B)  the sum of any remaining Series Excess Funding Amounts
(SRC) and any remaining Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class B Modified Required Amount Shortfall shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

         (36) Reimbursement of the Class A Cumulative Investor Charged-Off Amount from Class C Principal Collections. An amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B)  the sum of any remaining Series Excess Funding Amounts
(SRC) and any remaining Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

         (37) Reallocation of the Class C Investor Interest to reimburse the Class A Cumulative Investor Charged-Off Amount. The Class A Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B)  the Class C Investor Interest

and the Class C Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class C Cumulative Investor Charged Off Amount would not, as a result exceed the Class C Initial Investor Interest less principal payments made in respect of such Class prior to such Distribution Date.

         (38) Reimbursement of the Class A Cumulative Investor Charged-Off Amount from Class B Principal Collections. An amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B) any remaining Class B Principal Collections less Series Yield Collections allocable to the Class B Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit, and the Class B Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

         (39) Reallocation of the Class B Investor Interest to reimburse the Class A Cumulative Investor Charged-Off Amount. The Class A Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

                 (A)  the Class A Cumulative Investor Charged-Off Amount and

                 (B)  the Class B Investor Interest

and the Class B Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class B Cumulative Investor Charged-Off Amount would not, as a result, exceed the Class B Initial Investor Interest less principal payments made in respect of such Class prior to such Distribution Date.

         (40) Reimbursement of the Class B Cumulative Investor Charged-Off Amount from Class C Principal Collections. An amount equal to the lesser of

                 (A)  the Class B Cumulative Investor Charged-Off Amount and

                 (B)  the sum of any remaining Series Excess Funding Amounts
(SRC) and any remaining Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

         (41) Reallocation of the Class C Investor Interest to reimburse the Class B Cumulative Investor Charged-Off Amount. The Class B Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

                 (A)  the Class B Cumulative Investor Charged-Off Amount and

                 (B)  the Class C Investor Interest

and the Class C Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class C Cumulative Investor Charged Off Amount would not, as a result exceed the Class C Initial Investor Interest less principal payments made in respect of such Class prior to such Distribution Date.

         (42)  Reinstatement of Class C Investor Interest from the Third
Party
Credit Enhancement Account. On the Distribution Date in which the Class A Invested Amount and Class B Invested Amounts have been reduced to zero, if applicable, an amount equal to the lesser of

                 (A)  the Class C Cumulative Investor Charged-Off Amount and

                 (B)  the Third Party Credit Enhancement Amount

shall be withdrawn from the Third Party Credit Enhancement Account and deposited into the Series Principal Collections Account by the Third Party Credit Enhancement Provider. The Class C Cumulative Investor Charged-Off Amount and the Third Party Credit Enhancement Amount shall both be reduced by the amount of such deposit.

         (43) Special Third Party Credit Enhancement Drawing. On the Distribution Date in which the Class A Invested Amount and Class B Invested Amounts have been reduced to zero, if applicable, an amount equal to the lesser of

                 (A)  the Class C Modified Required Amount Shortfall and

                 (B) the amount on deposit in the Third Party Credit Enhancement Account shall be withdrawn from the Third Party Credit Enhancement Account and deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall and the Third Party Credit Enhancement Amount shall be reduced by the amount of such deposit.

         (44) Allocations of remaining amounts from the Group Finance Charge Collections Reallocation Account to the Seller. An amount equal to all remaining amounts on deposit in the Group Finance Charge Collections Reallocation Account, after all other allocations from such Account pursuant to the Series Supplements for any series in the Group to which the Series established hereby belongs, shall be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Seller.

         (45) Allocations from the Excess Funding Account (General) to the Series Principal Collections Account. An amount equal to the product of

                 (A)  a fraction the numerator of which is the Series
Investor
Interest less the Class Investor Interest with respect to a Seller Retained Class and the denominator of which is the sum of the series investor interests less class investor interests with respect to seller retained classes for all outstanding series in rapid amortization (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (44)) and

                 (B) the amount on deposit in the Excess Funding Account (General) before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Excess Funding Account (General) and deposited into the Series Principal Collections Account.

         (46) Allocations of Series Principal Collections. An amount equal to the remaining Series Principal Collections minus the (i) Series Yield Collections, if any and (ii) remaining Seller Retained Class Principal Collections shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account.

         (47) Class A Rapid Amortization Amount. An amount equal to the lesser of

                 (A)  the Class A Rapid Amortization Amount and

                 (B) amounts on deposit in the Series Principal Collections Account shall be withdrawn from the Series Principal Collections Account and deposited into the Series Distribution Account. The amount by which the Class A Rapid Amortization Amount exceeds such deposit shall be the "Class A Rapid Amortization Amount Shortfall."

         (48) Class B Rapid Amortization Amount. On each Distribution Date after the Distribution Date on which the Class A Invested Amount is paid in full, an amount equal to the lesser of

                 (A)  the Class B Rapid Amortization Amount and

                 (B) amounts on deposit in the Series Principal Collections Account shall be withdrawn from the Series Principal Collections Account and deposited into the Series Distribution Account. The amount by which the Class B Rapid Amortization Amount exceeds such deposit shall be the "Class B Rapid Amortization Amount Shortfall."

         (49) Class C Rapid Amortization Amount. On each Distribution Date after the Distribution Date on which the Class A and Class B Invested Amounts are paid in full, an amount equal to the lesser of

                 (A)  the Class C Rapid Amortization Amount and

                 (B)  amounts on deposit in the Series Collections Account

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The amount by which the Class C Rapid Amortization Amount exceeds such deposit shall be the "Class C Rapid Amortization Amount Shortfall."

         (50) Allocations from the Group Principal Collections Reallocation Account for the payment of the Class A Rapid Amortization Amount Shortfall. An amount equal to the lesser of

                 (A)  the Class A Rapid Amortization Amount Shortfall and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
A Rapid Amortization Amount Shortfall and the denominator of which is the sum of the class rapid amortization amount shortfalls for all classes with the same alphabetical designation for all series in rapid amortization in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (50)) and

                         (y)  the amount on deposit in the Group Principal
Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Principal Collections Reallocation Account and deposited in the Series Distribution Account. The Class A Rapid Amortization Amount Shortfall will be reduced by the amount of such deposit.

         (51) Allocations from the Group Principal Collections Reallocation Account for the payment of the Class B Rapid Amortization Amount Shortfall. An amount equal to the lesser of

                 (A)  the Class B Rapid Amortization Amount Shortfall and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
B Rapid Amortization Amount Shortfall and the denominator of which is the sum of the class rapid amortization amount shortfalls for all classes with the same alphabetical designation for all series in rapid amortization in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (51)) and

                         (y)  the amount on deposit in the Group Principal
Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Principal Collections Reallocation Account and deposited in the Series Distribution Account. The Class B Rapid Amortization Amount Shortfall will be reduced by the amount of such deposit.

         (52) Allocations from the Group Principal Collections Reallocation Account for the payment of the Class C Rapid Amortization Amount Shortfall. An amount equal to the lesser of

                 (A)  the Class C Rapid Amortization Amount Shortfall and

                 (B)  the product of

                         (x)  a fraction the numerator of which is the Class
C Rapid Amortization Amount Shortfall and the denominator of which is the sum of the class rapid amortization amount shortfalls for all classes with the same alphabetical designation for all series in rapid amortization in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (52)); provided, however, that if any other series (or multiple other series) shall have more than one unrated class, the class rapid amortization amount shortfall to be used in the denominator for each such other series shall be the class rapid amortization amount shortfall for the most senior unrated class for such series for which the class rapid amortization shortfall is greater than zero and

                         (y)  the amount on deposit in the Group Principal
Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Principal Collections Reallocation Account and deposited in the Series Distribution Account. The Class C Rapid Amortization Amount Shortfall will be reduced by the amount of such deposit.

         (53) Allocations of remaining Series Principal Collections. An amount equal to all remaining amounts on deposit in the Series Principal Collections Account shall be withdrawn from the Series Principal Collections Account and deposited into the Group Principal Collections Reallocation Account.

         (54)  Payment to the Seller.  An amount equal to the lesser of

                 (A) the positive difference, if any, between the amount of the Seller Interest and the Minimum Seller Interest (after giving effect to all similar provisions in other Series Supplements, beginning with the series (including the Series established hereby) having the earliest series closing date and continuing seriatim) and

                 (B) any remaining amounts on deposit in the Series Collections Account shall be withdrawn from the Series Collections Account and paid to the Seller. If after such payment, amounts remain on deposit in the Series Collections Account, such amounts shall be deposited into the Excess Funding Account (SRC).

         (55) Additional payment to the Seller. An amount equal to the lesser of

                 (A) the positive difference, if any, between the amount of the Seller Interest and the Minimum Seller Interest and

                 (B) the product of (i) any remaining amounts on deposit in the Group Principal Collections Reallocation Account and (ii) a fraction the numerator of which is the remaining amounts on deposit in the Group Principal Collections Reallocation Account and the denominator of which is the sum of the remaining amounts on deposit in all group principal collections reallocation accounts (including the Group Principal Collections Reallocation Account for the Group to which the Series established hereby belongs)

shall be withdrawn from the Group Principal Collections Reallocation Account and paid to the Seller. If after such payment, amounts remain on deposit in the Group Principal Collections Reallocation Account, such amounts shall be deposited into the Excess Funding Account (General).


         SECTION 9.      Payments.

         (a) Payments to the Investor Certificateholders. On each Distribution Date, after giving effect to deposits and allocations made pursuant to Section 8, the Servicer shall direct the Trustee to make the following additional deposits and withdrawals and to cause the Paying Agent to pay funds from the applicable Investor Account to or for the benefit of each Class of Investor Certificateholders as set forth below

         (1)  Deposits of the Class A Modified Required Amount into the
Series
Interest Funding Account.  An amount equal to the lesser of

                 (A)  the Class A Modified Required Amount and

                 (B) the amount deposited in respect of the Class A Modified Required Amount into the Series Distribution Account on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account and deposited into the Series Interest Funding Account. The positive difference, if any, between the Class A Modified Required Amount and the amount of such deposit shall be the "Class A Monthly Deficiency Amount."

         (2)  Deposits of the Class B Modified Required Amount into the
Series
Interest Funding Account.  An amount equal to the lesser of

                 (A)  the Class B Modified Required Amount and

                 (B) the amount deposited in respect of the Class B Modified Required Amount into the Series Distribution Account on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account and deposited into the Series Interest Funding Account. The positive difference, if any, between the Class B Modified Required Amount and the amount of such deposit shall be the "Class B Monthly Deficiency Amount."

         (3) Deposits of the Swap Trust Payments. An amount equal to the lesser of

                 (A)  the sum of the Swap Trust Payments and

                 (B) the amount deposited in respect of the Interest Rate Swaps into the Series Distribution Account on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account and deposited into the Series Interest Funding Account.

         (4)  Deposits of the Class C Modified Required Amount into the
Series
Interest Funding Account.  An amount equal to the lesser of

                 (A)  the Class C Modified Required Amount and

                 (B) the amount deposited in respect of the Class C Modified Required Amount into the Series Distribution Account on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account and deposited into the Series Interest Funding Account. The positive difference, if any, between the Class C Modified Required Amount and the amount of such deposit shall be the "Class C Monthly Deficiency Amount."

         (5) Payment of Series Interest. On each Interest Payment Date and Special Payment Date, the Servicer shall direct the Trustee to withdraw and cause the Paying Agent to pay the amount deposited into the Series Interest Funding Account with respect to each Class or Subclass since the preceding Interest Payment Date to the Investor Certificateholders of such Class or Subclass in accordance with Section 5.01 of the Pooling and Servicing Agreement.

         (6) Swap Trust Payments. On each Interest Payment Date and each Special Payment Date, the Servicer shall direct the Trustee to withdraw all amounts on deposit in the Series Interest Funding Account with respect to the Interest Rate Swaps and to pay such amounts to each Counterparty in accordance with the amount of the Swap Trust Payment payable to each Counterparty; provided, however, that if the amount on deposit in the Series Interest Funding Account with respect to the Interest Rate Swaps is less than the sum of the Swap Trust Payments on such Distribution Date, the Servicer shall direct the Trustee to pay each Counterparty an amount equal to the product of such amount on deposit in the Series Interest Funding Account with respect to the Interest Rate Swaps and a fraction the numerator of which is the Swap Trust Payment due to such Counterparty and the denominator of which is the sum of the Swap Trust Payments due on such Distribution Date.

         (7) Payment of the Class A Early Termination Premium or Class A Early Termination Premium Shortfall, as applicable. If applicable, an amount equal to the lesser of

                 (A) the Class A Early Termination Premium or the Class A Early Termination Premium Shortfall, as applicable, and

                 (B) the amount on deposit in respect of the Class A Early Termination Premium or the Class A Early Termination Premium Shortfall, as applicable, on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account and paid to the Class A Investor Certificateholders.

         (8) Payment of the Class B Early Termination Premium or Class B Early Termination Premium Shortfall, as applicable. If applicable, an amount equal to the lesser of

                 (A) the Class B Early Termination Premium or the Class B Early Termination Premium Shortfall, as applicable, and

                 (B) the amount on deposit in respect of the Class B Early Termination Premium or the Class B Early Termination Premium Shortfall, as applicable, on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account and paid to the Class B Investor Certificateholders.

         (9) Payment of Series Monthly Servicing Fee. An amount equal to the lesser of

                 (A) the sum of the Series Monthly Servicing Fee and all accrued but unpaid Series Monthly Servicing Fees as of the prior Distribution Date and

                 (B) the amount on deposit in respect of the Series Monthly Servicing Fee in the Series Distribution Account on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account and paid to the Servicer.

         (10) Payment of the Series Monthly Servicing Fee Additional Funds Portion and the Series Monthly Servicing Fee Additional Funds Portion Shortfall, if applicable. If applicable, an amount equal to the lesser of

                 (A) the sum of the Series Monthly Servicing Fee Additional Funds Portion and the Series Monthly Servicing Fee Additional Funds Portion Shortfall, if applicable, and

                 (B) the amount on deposit in respect of the Series Monthly Servicing Fee Additional Funds Portion and the Series Monthly Servicing Fee Additional Funds Portion Shortfall, if applicable, in the Series Distribution Account on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account and paid to the Servicer.

         (11) Payment of the Third Party Credit Enhancement Fee. An amount equal to the lesser of

                 (A)  the Third Party Credit Enhancement Fee and

                 (B) the amount on deposit in respect of the Third Party Enhancement Fee in the Series Distribution Account on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account and paid to the Trustee as administrator of the Third Party Credit Enhancement for application in accordance with the provisions of the Third Party Credit Enhancement Agreement.

         (12) Payment of the Series Pre-Funding Amount, if applicable. An amount equal to the amount on deposit in respect of the Series Pre-Funding Amount in the Series Distribution Account pursuant to Section 8 shall be withdrawn from the Series Distribution Account and paid to each Class, seriatim, in accordance with the following calculation: an amount equal to the product of (i) a fraction the numerator of which is the Class Investor Interest and the denominator of which is the Series Investor Interest and
(ii) such amount on deposit.

         (13)  Payment of Series Principal.

                 (A) On each Principal Payment Date, an amount equal to the lesser of

                         (x)  the Class Controlled Amortization Amount and
the Class C Permitted Controlled Amortization Amount, if any, and

                         (y)  the remaining amount on deposit in the Series
Distribution Account on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account and shall be paid to
(i) prior to the Class C Fixing Deadline, the Class A Certificateholders and Class C Certificateholders, as applicable, and (ii) after the Class C Fixing Deadline, to each outstanding Class of Investor Certificateholders, seriatim, beginning with the most senior Class, pursuant to Section 5.01 of the Pooling and Servicing Agreement.

                 (B) On each Special Payment Date, an amount equal to the remaining amount on deposit in the Series Distribution Account or the Series Principal Funding Account, as applicable, as of such Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account or the Series Principal Funding Account, as applicable, and shall be paid to the Investor Certificateholders pursuant to Section 5.01 of the Pooling and Servicing Agreement.

                 (C) On each Class Expected Final Payment Date, an amount equal to the lesser of

                         (x)  the Class Invested Amount and

                         (y)  the amount deposited into the Series Principal
Funding Account on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Principal Funding Account and shall be paid to the Investor Certificateholders pursuant to Section 5.01 of the Pooling and Servicing Agreement.

All amounts set forth in subsections (A)-(C) above shall be paid to the Class A Investor Certificateholders until the Class A Invested Amount is reduced to zero; thereafter, such amounts shall be paid to the Class B Investor Certificateholders until the Class B Invested Amount is reduced to zero; thereafter, such amounts shall be paid to the Class C Investor Certificateholders until the Class C Invested Amount is reduced to zero, unless the Series Termination Date occurs prior to such date; provided, however, that nothing contained in this section shall prohibit the payment of the Class C Permitted Controlled Amortization Amount. In no event shall any amounts be paid with respect to any Class of Investor Certificates pursuant to this clause 13 in excess of the Class Invested Amount for such Class. Any amounts remaining on deposit in any of the Investor Accounts established for this Series after the Class Invested Amount for each Class has been reduced to zero shall be paid to the Seller.

         (b) Payments to the Seller and/or the Servicer. Notwithstanding the other provisions in Section 8 and this Section 9, any amounts payable to the Seller or to the Servicer on any Distribution Date pursuant to Section 8 and this Section 9 may be paid prior to such Distribution Date pursuant to
Section 4.03(d) of the Pooling and Servicing Agreement.


         SECTION 10.     Third Party Credit Enhancement.

         (a) Initial Third Party Credit Enhancement. If applicable, the Servicer hereby represents with respect to the Initial Third Party Credit Enhancement and shall be deemed to represent with respect to any successor Third Party Credit Enhancement that (i) the Servicer has provided for the Third Party Credit Enhancement for the account of the Trustee and for the benefit of the Certificateholders, (ii) the Servicer has entered into a Third Party Credit Enhancement Agreement, (iii) the Third Party Credit Enhancement permits the Trustee or the Servicer, acting as the Trustee's attorney-in-fact or otherwise, to make Third Party Credit Enhancement Drawings from time to time in an amount up to the Total Available Third Party Credit Enhancement Amount at such time, for the purposes set forth in this Agreement and (iv) the Third Party Credit Enhancement and the respective Third Party Credit Enhancement Agreement may be terminated by the Trustee without penalty if the Servicer elects to obtain a successor Third Party Credit Enhancement and such election does not cause a Ratings Event.

         (b)  Successor Third Party Credit Enhancement.

                 (i) If the provider of the Third Party Credit Enhancement ceases to be a Qualified Third Party Credit Enhancement Provider, the Servicer shall exercise its best efforts to obtain a successor Third Party Credit Enhancement (a) which will be issued by a Qualified Third Party Credit Enhancement Provider and (b) with respect to which the representations set forth in Section 10(a) will be satisfied; provided, however, that the Servicer shall not be required to continue efforts to obtain a successor Third Party Credit Enhancement if the then existing Third Party Credit Enhancement Provider again becomes a Qualified Third Party Credit Enhancement Provider and remains such; and provided, further, that unless otherwise agreed to by the Rating Agencies, the Third Party Credit Enhancement and Third Party Credit Enhancement Agreement will not be terminated and no successor Third Party Credit Enhancement Provider shall be selected if the successor Third Party Credit Enhancement, the successor Third Party Credit Enhancement Agreement, or the selection of such successor Third Party Credit Enhancement Provider would cause a Ratings Event. The Servicer, the Trustee and the Seller shall promptly enter into any such successor Third Party Credit Enhancement Agreement, and the Servicer shall use its best efforts to secure the signature of any other required party to such agreement.

                 (ii) The Servicer may elect, at any time, to obtain a successor Third Party Credit Enhancement, provided that such successor Third Party Credit Enhancement does not cause a Ratings Event.

                 (iii) In any case, subject to the foregoing, any successor Third Party Credit Enhancement obtained by the Servicer need not consist of the same type of Third Party Credit Enhancement as the Initial Third Party Credit Enhancement, but may consist of a different type of facility, including, but not limited to, a reserve account, a cash collateral account, an irrevocable standby letter of credit, a surety bond or a combination of any of the above. Upon issuance of, or other provision for, any such successor Third Party Credit Enhancement, the Trustee may terminate the prior Third Party Credit Enhancement and the Third Party Credit Enhancement Agreement.


         SECTION 11.     Calculation of Investor Losses.

         (a) For each Distribution Date, the Servicer shall calculate the Class Investor Charged-Off Amount with respect to each Class, as of the end of the related Due Period.

         (b) On each Distribution Date, after giving effect to all allocations and deposits pursuant to Section 8, the Investor Loss shall equal the Class Cumulative Investor Charged-Off Amount with respect to any Class as of such Distribution Date.


         SECTION 12. Servicing Compensation. As compensation for its servicing activities hereunder and under the Pooling and Servicing Agreement and reimbursement of its expenses as set forth in Section 3.02 of the Pooling and Servicing Agreement, the Servicer shall be entitled to receive a monthly servicing fee with respect to the Series established hereby in respect of any Due Period (or portion thereof) prior to the earlier of (i) the date on which the Series Investor Interest is reduced to zero or (ii) the Series Termination Date. The Series Monthly Servicing Fee and the Series Monthly Servicing Fee Additional Funds Portion, if any, shall be paid to the Servicer on or before each Distribution Date pursuant to Section 8.


         SECTION 13.     Class Coupon Cap Agreement.

         (a) The Servicer may obtain Class Coupon Cap Agreements in favor of the Trustee for the benefit of each Class or Subclass that does not have a fixed Certificate Rate or Embedded Coupon Cap. If applicable, each such Class Coupon Cap Agreement shall provide that (i) the Trust shall not be required to make any payments thereunder and (ii) the Trust shall be entitled to receive payments (determined in accordance with such Class Coupon Cap Agreement) from the Coupon Cap Provider on an Interest Payment Date if LIBOR or the Commercial Paper Rate (or such other index as determined by the Servicer, a "Substitute Index"), as applicable, for the related Calculation Period exceeds the Class Coupon Cap for the applicable Class or Subclass.
Any Class Coupon Payment shall be made in accordance with Sections 8 and 9.

         (b) In the event that the commercial paper or certificate of deposit rating of the Coupon Cap Provider is withdrawn or reduced below the ratings specified in the Class Coupon Cap Agreement (or, in either case, such lower rating as will not cause a Ratings Event), then within 30 days after receiving notice of such decline in the creditworthiness of the Coupon Cap Provider as determined by either Rating Agency, either (x) the Coupon Cap Provider, with the prior confirmation of the Rating Agencies that such arrangement will not result in a Ratings Event, will enter into an arrangement the purpose of which shall be to assure performance by the Coupon Cap Provider of its obligations under the Class Coupon Cap Agreement; or (y) the Servicer shall at its option either (i) with the prior confirmation of the Rating Agencies that such action will not result in a Ratings Event, (A) cause the Coupon Cap Provider to pledge securities in the manner provided by applicable law or (B) itself pledge or cause to be pledged securities, which shall be held by the Trustee or its agent free and clear of the Lien of any third party, in a manner conferring on the Trustee a perfected first Lien in such securities securing the Coupon Cap Provider's performance of its obligations under the Class Coupon Cap Agreement, or (ii) establish any other arrangement (including an arrangement or arrangements in addition to or in substitution for any prior arrangement made in accordance with the provisions of this Section 13(b)) satisfactory to the Rating Agencies such that such other arrangement will not cause a Ratings Event (a "Qualified Substitute Cap Arrangement"); provided, however, that in the event at any time any alternative arrangement established pursuant to clause (x) or (y)(i) or
(y)(ii) above shall cease to be satisfactory to the Rating Agencies then the provisions of this Section 13(b) shall again be applied and in connection therewith the 30-day period referred to above shall commence on the date the Servicer receives notice of such cessation.

         (c)  Unless an alternative arrangement pursuant to clause (x),
(y)(i)
or (y)(ii) of Section 13(b) is being established, the Servicer shall use its best efforts to obtain a Replacement Class Coupon Cap Agreement or Qualified Substitute Cap Arrangements meeting the requirements of this Section 13(c) during the 30-day period referred to in Section 13(b). The Trustee shall not terminate the Class Coupon Cap Agreement unless, prior to the expiration of the 30-day period referred to in Section 13(b), the Servicer delivers to the Trustee (i) a Replacement Class Coupon Cap Agreement or Qualified Substitute Cap Arrangements, (ii) to the extent applicable, an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of each such Replacement Class Coupon Cap Agreement or Qualified Substitute Cap Arrangement, as the case may be, and (iii) confirmation from each Rating Agency that the termination of the Class Coupon Cap Agreement and their replacement with such Replacement Class Coupon Cap Agreement or Qualified Substitute Cap Arrangements will not cause a Ratings Event.

         (d) The Servicer shall notify the Trustee, the Rating Agencies and the Third Party Credit Enhancement Provider within five Business Days after obtaining knowledge that the commercial paper or certificate of deposit rating of the Coupon Cap Provider has been withdrawn or reduced by either Rating Agency.

         (e) Notwithstanding the foregoing, the Servicer may at any time obtain a Replacement Class Coupon Cap Agreement, provided that the Servicer delivers to the Trustee (i) an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Class Coupon Cap Agreement and (ii) confirmation from the Rating Agencies that the termination of the then current Class Coupon Cap Agreement and its replacement with such Replacement Class Coupon Cap Agreement will not cause a Ratings Event. After a Replacement Class Coupon Cap Agreement or Qualified Substitute Cap Arrangement has been obtained, the Seller may direct the Trustee to terminate or otherwise transfer or assign the replaced Class Coupon Cap Agreement, and direct the Trustee to pay any proceeds from such termination or transfer to the Servicer. In addition, notwithstanding the foregoing, the Seller may at any time direct the Trustee to terminate or otherwise transfer or assign its rights relating to any portion of the Class Coupon Cap Agreement. The Seller may direct the Trustee to pay any proceeds from such partial termination to the Servicer.

         (f) The Trustee hereby appoints the Servicer to perform the duties of the calculation agent under the Class Coupon Cap Agreement and the Servicer accepts such appointment.


         SECTION 14. Interest Rate Swaps. The Servicer may obtain Interest Rate Swaps in a form approved by the Servicer to be entered into by the Trustee not in its personal capacity but solely for the benefit of the Investor Certificateholders; provided that the sum of the Swap Notional Amounts for such Interest Rate Swaps shall not exceed the Class A and Class
B Invested Amount for this Series and the Swap Rate shall not exceed the maximum Swap Rate set forth in the Series Term Sheet. Pursuant to the terms of the Interest Rate Swap, the Trustee is to receive payment from the Swap Counterparty prior to 10:00 a.m. Chicago time on any Distribution Date of the amount of any Swap Counterparty Payment to be paid by the Swap Counterparty on such Distribution Date. If the Trustee does not receive such payment by 10:00 a.m. Chicago time on such Distribution Date, the Trustee shall attempt to determine from the Swap Counterparty the reasons therefore and whether such payment is to be made by the Swap Counterparty on such Distribution Date. If the Interest Rate Swap has not been terminated and the Trustee has not received any Swap Counterparty Payment due on the related Distribution Date prior to 4:00 p.m. Chicago time on such Distribution Date, (i) the Trustee shall notify the Servicer of such fact prior to 4:15 p.m. Chicago time on such Distribution Date, and (ii) the Trustee shall revise the Investors Monthly Certificateholders Statement required by Section 15 hereof to reflect that the Swap Counterparty Payment was not received by the Trustee for such Distribution Date.

         SECTION 15. Investor Certificateholders' Monthly Statement. On each Distribution Date, the Paying Agent shall forward to each Certificateholder of the Series established hereby a statement substantially in the form of Exhibit B prepared by the Trustee (based on information provided by the Servicer) setting forth the information listed thereon.


         SECTION 16. Monthly Servicer Certificate. On or before the second Business Day preceding each Distribution Date, the Servicer shall forward to the Seller, the Trustee and the Paying Agent a certificate of a Servicing Officer substantially in the form of Exhibit C setting forth the information listed thereon.


         SECTION 17. Additional Rapid Amortization Events. If any one of the following events shall occur:

         (a) failure on the part of the Seller (i) to make any payment or deposit required by the terms of this Agreement or the Pooling and Servicing Agreement on or before the date occurring five Business Days after the date such payment or deposit is required to be made or (ii) duly to observe or perform in any material respect any other material covenants or agreements of the Seller set forth in this Agreement or the Pooling and Servicing Agreement, which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Investor Certificateholders evidencing Fractional Undivided Interests aggregating not less than 25% of the Class Invested Amount of any Class of any Series materially adversely affected thereby;

         (b) any representation or warranty made by the Seller in this Agreement or the Pooling and Servicing Agreement or any information contained in Schedule 1 of the Pooling and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered, which representation, warranty or Schedule 1 continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Holders of Investor Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Class Invested Amount of any Class of any Series materially adversely affected thereby;

         (c) the Seller shall become unable for any reason to transfer Receivables to the Trust in accordance with the provisions of the Pooling and Servicing Agreement and such inability shall continue for five Business Days;

         (d) any Servicer Termination Event shall occur that would have a material adverse effect on the Investor Certificateholders;

         (e) the Trust shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

         (f) the amount of Principal Receivables in the Trust at the end of any Due Period shall be less than the Minimum Principal Receivables Balance and the Seller shall have failed to assign Principal Receivables in Additional Accounts or Participation Interests to the Trust on behalf of the Seller in at least the amount of such deficiency by the Distribution Date related to the second subsequent Due Period (for purposes of this clause (f) the amount of Principal Receivables in Additional Accounts shall be determined as of the last day of the Due Period preceding the assignment of such Principal Receivables to the Trust);

         (g) if applicable, following the withdrawal or reduction of the commercial paper or certificate of deposit rating of any Coupon Cap Provider to below the ratings specified in the Series Term Sheet (or, in either case, such lower rating as the applicable Rating Agency has permitted), the Servicer shall fail, within the applicable time period specified in Section 13, to (x) obtain Replacement Class Coupon Cap Agreement or Qualified Substitute Cap Arrangements or (y) cause the Coupon Cap Provider to pledge securities as collateral securing the obligations of the Coupon Cap Provider as provided in Section 13, in each case in a manner satisfactory to the Trustee and the Rating Agencies (such that neither Rating Agency will reduce or withdraw the ratings of the Investor Certificates of the Series established hereby); or

         (h) there shall have been three Distribution Dates on which the Net Yield is less than the Base Rate since the later of the Series Closing Date or the last Distribution Date on which the Investor Loss for each Class of the Series equalled zero;

then

                 (x)     in the case of any event described in subparagraphs
(a), (b) or (d) after any applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of Investors Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Series Investor Interest by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Investor Certificateholders) may declare that an amortization event (a "Rapid Amortization Event") has occurred with respect to the Series established hereby as of the date of such notice;

                 (y)     in the case of any event described in subparagraph
(c), (e) or (f), a Rapid Amortization Event shall occur with respect to all Series of Investor Certificates, immediately upon the occurrence of such event; and

                 (z)     in the case of any event described in subparagraphs
(g) and (h), a Rapid Amortization Event shall occur with respect to the Investor Certificates of the Series established hereby, immediately upon the occurrence of such event.


         SECTION 18. Purchase of Investor Certificates and Series Termination. If the Servicer determines that, as of any Distribution Date during the Rapid Amortization Period, or after the Class B Expected Final Payment Date (after giving effect to any allocations or deposits calculated pursuant to Section 8 made on such Distribution Date) the Series Investor Interest less (i) the Class Investor Interest with respect to any Seller Retained Class and (ii) the Supplemental Cash allocable to the Class A Investor Interest or Class B Investor Interest of the Series established hereby, will be less than or equal to 10% of the Series Initial Investor Interest minus the Class Initial Investor Interest with respect to any Seller Retained Class, the Seller may purchase and cancel the Investor Certificates of the Series established hereby by depositing into the Series Distribution Account, on such Distribution Date, an amount equal to the Series Investor Interest (plus all accrued but unpaid Certificate Interest and all funds on deposit in the Series Principal Funding Account) as of the last day of the Due Period related to such immediately succeeding Distribution Date; provided, however, that the Seller may not purchase and cancel any Investor Certificates representing a Seller Retained Class (except as otherwise provided in Section 8) until all Classes of Investor Certificates senior to such Seller Retained Class have been purchased and cancelled. The amount deposited pursuant to this Section 18 that is allocable to the Investor Certificateholders shall be paid to the Investor Certificateholders pursuant to Section 12.02 of the Pooling and Servicing Agreement on the Distribution Date related to such deposit. All Investor Certificates of the Series established hereby that are purchased by the Seller pursuant to this Section 18 shall be delivered upon such purchase by the Seller to, and shall be cancelled by, the Transfer Agent and shall be disposed of in a manner satisfactory to the Trustee and the Seller.


         SECTION 19. Variable Accumulation Period. The Controlled Accumulation Period is scheduled to commence on the Stated Controlled Accumulation Period Commencement Date; provided, however, that if the Controlled Accumulation Period Length (determined as described below) on any Determination Date is different from the Initial Scheduled Controlled Accumulation Period Length, the Servicer, at its option on any Determination Date prior to the commencement of the Controlled Accumulation Period, may elect to modify the date on which the Controlled Accumulation Period actually commences to the last Business Day of any Due Period that precedes the Due Period that is the number of Due Periods prior to the Expected Final Payment Date equal to the Controlled Accumulation Period Length. Such election will be set forth in the Monthly Servicer Certificate. If the Servicer elects to modify the date on which the Controlled Accumulation Period commences pursuant to this Section 19, then on each Determination Date thereafter until the date on which the Controlled Accumulation Period commences the Servicer will recalculate the Controlled Accumulation Period Length; provided, however, that (i) the length of the Controlled Accumulation Period will not be less than the Minimum Controlled Accumulation Period Length and (ii) notwithstanding any other provision of this Series Supplement to the contrary, no election to postpone the commencement of the Controlled Accumulation Period shall be made after a Rapid Amortization Event (as described herein or in the applicable Series Supplement) shall have occurred for so long as it is continuing with respect to any Series in the Group to which the Series established hereby belongs. On each Determination Date, the Servicer will determine the "Controlled Accumulation Period Length" that will equal the number of Due Periods such that the Class Controlled Accumulation Amount for the Due Period related to the Class Expected Final Payment Date, when aggregated with the Class Controlled Accumulation Amounts for each preceding Due Period, will equal or exceed the Series Initial Investor Interest. Any notice by the Servicer electing to modify the commencement of the Controlled Accumulation Period pursuant to this Section 19 shall specify the following as determined on such Determination Date: (i) the Controlled Accumulation Period Length; (ii) the commencement date of the Controlled Accumulation Period; and (iii) the Class Controlled Accumulation Amount with respect to each class of such Series with respect to each Due Period. If the Controlled Accumulation Period Length as recalculated on any such Determination Date exceeds the number of full Due Periods following such Determination Date and preceding the Class A Expected Final Payment Date, the commencement date of the Controlled Accumulation Period will be such Determination Date.


         SECTION 20. Series Yield Factor. The Series Yield Factor for the Series established hereby initially shall be the Series Yield Factor set forth in the Series Term Sheet. The Servicer may change the Series Yield Factor upon 20 days prior written notice to the Trustee, the Seller, the Third Party Credit Enhancement Provider and the Rating Agencies, provided that the following conditions are satisfied: (i) the Series Yield Factor may not be reduced below the initial Series Yield Factor; (ii) the Servicer shall have delivered to the Trustee a certificate to the effect that the Servicer reasonably believes that the change in the Series Yield Factor would not (x) result in any delay in the payment of principal to the Investor Certificateholders of any Series then outstanding, or (y) cause a Rapid Amortization Event to occur with respect to any Series then outstanding; and
(iii) the Rating Agencies shall have advised the Servicer and the Seller that such change in the Series Yield Factor would not cause a Ratings Event. Any such change shall be effective as of the first day of the Due Period specified in the notice of the Servicer. Series Yield Collections, if any, shall be treated as a "Series Additional Allocable Amount."


         SECTION 21.     Issuance of Additional Investor Certificates.

         (a) During the Revolving Period, the Seller may, in its discretion and subject to the terms of subsection (b) below, request the Trustee to issue additional investor certificates of each Class (each such additional certificates, the "Additional Certificates") for the Series established hereby in an amount and on the date (the "Additional Certificate Date") determined by the Seller. Upon issuance, the Additional Certificates will be identical in all respects (except that the principal amount of such Additional Certificates may be different) to the Investor Certificates currently outstanding and will be equally and ratably entitled to the benefits of this Series Supplement and the Pooling and Servicing Agreement. The outstanding principal amounts of all Classes of the outstanding Series and the size of the Series Third Party Credit Enhancement, if any, shall be increased pro rata. The percentage of the Series Third Party Credit Enhancement for each outstanding Class of such Series shall not change upon the issuance of the Additional Certificates. The Class Controlled Accumulation Amount or Class Controlled Amortization Amount, as applicable, for each Class of such Series shall be increased proportionally to reflect the additional amount of Class A, Class B and Class C Certificates for such Series represented by the Additional Certificates.

         (b) Additional Certificates shall only be issued upon satisfaction of all of the following conditions:

                 (i) On or before the fifth Business Day immediately preceding the date on which the Additional Certificates are to be issued, the Seller shall give notice to the Trustee, the Servicer and the Rating Agencies of such issuance and the date upon which it is to occur;

                 (ii) After giving effect to the addition of the Additional Certificates to the Series, the total amount of Principal Receivables in the Trust shall be greater than or equal to the Minimum Principal Receivables Balance;

                 (iii) The Seller shall have delivered evidence of the proportional increase in the Series Third Party Credit Enhancement to the Trustee and the Rating Agencies;

                 (iv) On or before the Additional Certificate Date, the Trustee shall have been advised in writing by the Rating Agencies that the issuance of the Additional Certificates will not cause a Ratings Event;

                 (v) The Seller shall have delivered to the Trustee an Officer's Certificate dated as of the Additional Certificate Date, stating that the Seller reasonably believes that the issuance of such Additional Certificates will not have a material adverse effect on any outstanding Class of the Series affected by such issuance;

                 (vi) As of the Additional Certificate Date, the amount of Investor Loss for all Classes of such Series shall be zero; and

                 (vii) The Seller shall have delivered to the Trustee a Tax Opinion with respect to such issuance.


         SECTION 22. Sale or Transfer of Seller Retained Classes. On any date that is at least two months prior to the start of the Controlled Accumulation or Controlled Amortization Period, as applicable, the Seller may, in its discretion and subject to the terms of this Section 22, sell or transfer any Seller Retained Class of Investor Certificates (the "Purchased Class") of the Series established hereby (the "Seller Retained Class Purchase Date") upon satisfaction of the following conditions:

                 (i) On or before the fifth Business Day immediately preceding the Seller Retained Class Purchase Date, the Seller shall give notice to the Trustee, the Servicer and the Rating Agencies of such sale or transfer and of the Seller Retained Class Purchase Date;

                 (ii) On or before the Seller Retained Class Purchase Date, the Trustee shall have been advised in writing by the Rating Agencies that the sale or transfer of the Purchased Class will not cause a Ratings Event;

                 (iii) On or before the Seller Retained Class Purchase Date, the Seller shall have delivered to the Trustee an Officer's Certificate dated as of the Seller Retained Class Purchase Date, stating that the Seller reasonably believes that the sale of such Seller Retained Class will not have a material adverse effect on any other outstanding Class of the Series;

                 (iv) As of the Seller Retained Class Transfer Date, the amount of Class Investor Loss for all Classes of this Series shall be zero;

                 (v) The Holders of the Purchased Class shall have agreed that they shall not be entitled to principal payments with respect to such Purchased Class until the Class Investor Interest for all Classes senior to such Purchased Class have been reduced to zero;

                 (vi) No Rapid Amortization Event with respect to this Series shall have occurred; and

                 (vii) The Seller shall have delivered to the Trustee a Tax Opinion with respect to the Purchased Class.

Any such Seller Retained Class sold pursuant to this Section 22 shall no longer be considered a Seller Retained Class.


         SECTION 23. Paired Series. If the Series Term Sheet for the Series established hereby so provides, the Seller may issue a subsequent series of investor certificates (the "Paired Series") that is linked with the Series established hereby. Under certain circumstances, a Paired Series may affect the timing and amount of principal collections available for the Series established hereby.


         SECTION 24. Excess Required Daily Deposits. In the event that on any day following the LIBOR Determination Date with respect to the Interest Accrual Period immediately preceding any Distribution Date, amounts deposited in the Collections Account with respect to the Series established hereby, pursuant to Section 4.03(b) of the Pooling and Servicing Agreement, exceed
(i) during any Due Period in the Revolving Period, the Class Modified Required Amounts (plus, if Sears is not the Servicer, the Series Monthly Servicing Fee for each Business Day) for all Classes of such Series, or (ii) during any Due Period in the Controlled Amortization Period or Controlled Accumulation Period, as applicable, the sum of (x) the Class Modified Required Amounts (plus, if Sears is not the Servicer, the Series Monthly Servicing Fee for each Business Day) for all Classes of such Series and (y) the Class Controlled Amortization Amount or Class Controlled Accumulation Amount, as applicable, then the Paying Agent shall withdraw the amount of such excess from the Collections Account and transfer it to the Servicer.


         SECTION 25. Fixed Principal Allocation Adjustment. Upon the issuance of each new series of Investor Certificates in the Group to which the Series established hereby belongs, provided that (i) a Rapid Amortization Event has not occurred and (ii) a Fixed Principal Allocation Event has occurred, the Servicer may, at its option on or before any Determination Date, elect to cause a readjustment of the Class Percentage with respect to Principal Collections by taking into account principal collections available to the Series established hereby from the newly issued series (a "Fixed Principal Allocation Adjustment"). Notice of such election will be set forth in the Monthly Servicer Certificate.


         SECTION 26. Ratification of Pooling and Servicing Agreement. As supplemented and amended by this Series Supplement, the Pooling and Servicing Agreement is in all respects ratified and confirmed and the Pooling and Servicing Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.


         SECTION 27. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.


         SECTION 28. Book-Entry Certificates. The Class C Investor Certificate shall not be issued as book-entry certificates pursuant to
Section 6.02 of the Pooling and Servicing Agreement unless (i) the Class C Certificate shall be sold or transferred pursuant to Section 22 and (ii) the Seller shall so elect.


         SECTION 29. Governing Law. This Series Supplement shall be construed in accordance with the internal laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
                                 EXHIBIT A-1

                FORM OF CLASS A TEMPORARY GLOBAL CERTIFICATE

               [FORM OF THE FACE OF THE CLASS A CERTIFICATES]

         THIS CLASS A TEMPORARY GLOBAL CERTIFICATE MAY NOT BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

         THIS CLASS A TEMPORARY GLOBAL CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS, AND, UNLESS AND UNTIL SO REGISTERED, MAY NOT BE OFFERED, SOLD OR DELIVERED WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN RULE 902(o) UNDER THE ACT) EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

NO.                                                            $500,000,000

ISIN No. ____________



                   FLOATING RATE CLASS A TEMPORARY GLOBAL
MASTER TRUST CERTIFICATE, SERIES 1996-5
SEARS CREDIT ACCOUNT MASTER TRUST II

                   SEARS RECEIVABLES FINANCING GROUP, INC.
                                   SELLER

                           SEARS, ROEBUCK AND CO.
                                  SERVICER

(NOT AN INTEREST IN OR OBLIGATION OF SEARS RECEIVABLES FINANCING GROUP, INC., SEARS NATIONAL BANK OR SEARS, ROEBUCK AND CO.)

         THIS CERTIFICATE IS A TEMPORARY GLOBAL CERTIFICATE, EXCHANGEABLE IN WHOLE OR FROM TIME TO TIME IN PART, WITHOUT CHARGE, FOR INTERESTS IN A PERMANENT GLOBAL CERTIFICATE PURSUANT TO THE TERMS OF THE SERIES SUPPLEMENT, BUT ONLY (i) ON OR AFTER THE INITIAL EXCHANGE DATE AND (ii) AS PROMPTLY AS PRACTICABLE FOLLOWING PRESENTATION OF WRITTEN CERTIFICATION IN THE FORM SET FORTH HEREIN FOR SUCH PURPOSE THAT THE BENEFICIAL OWNER OR OWNERS OF THIS CERTIFICATE (OR, IF AT THE TIME OF SUCH EXCHANGE, SUCH EXCHANGE IS ONLY FOR PART OF THIS CERTIFICATE, THE BENEFICIAL OWNER OR OWNERS OF SUCH PART) IS NOT A U.S. PERSON AS DEFINED IN RULE 902(o) UNDER THE ACT. NO PAYMENTS OF INTEREST WILL BE MADE WITH RESPECT TO THIS CERTIFICATE WITHOUT CERTIFICATION, AS DESCRIBED IN CLAUSE (ii) ABOVE, THAT THE BENEFICIAL OWNER OR OWNERS OF THIS CERTIFICATE IS NOT A U.S. PERSON.

         UNLESS THIS CLASS A TEMPORARY GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE EUROCLEAR SYSTEM AND CEDEL BANK, SOCIETE ANONYME (TOGETHER, THE "CLEARING AGENCIES" AND EACH A "CLEARING AGENCY") TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF FIRST CHICAGO NOMINEES LTD., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCIES (AND ANY PAYMENT IS MADE TO FIRST CHICAGO NOMINEES LTD., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCIES), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, FIRST CHICAGO NOMINEES LTD., HAS AN INTEREST HEREIN.

         This certifies that ________ (the "Class A Certificateholder") is the registered owner of a Fractional Undivided Interest in Sears Credit Account Master Trust II (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") existing as of the Cut-Off Date (or, with respect to Receivables in Additional Accounts, as of the applicable Additional Account Cut-Off Date) or thereafter created under certain open-end retail charge plans for specified Persons (the "Accounts") originated by Sears, Roebuck and Co., a New York corporation ("Sears") or its affiliates, and transferred to Sears Receivables Financing Group, Inc., a Delaware corporation ("SRFG"), all monies due or to become due with respect thereto, all Participation Interests, if any, all benefits under any Credit Enhancement with respect to any series of investor certificates issued from time to time, to the extent applicable, all proceeds (as defined in Article
9 of the Uniform Commercial Code as in effect in the State of New York) of such Receivables, and Insurance Proceeds, if any, relating thereto, pursuant to a Pooling and Servicing Agreement, dated as of July 31, 1994, as amended (the "Pooling and Servicing Agreement"), by and among Sears as Servicer, SRFG as Seller and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below.

Reference is hereby made to the further provisions of this Class A Temporary Global Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as if set forth at this place. This Class A Temporary Global Certificate is initially exchangeable outside the United States by beneficial owners of an interest in the Class A Temporary Global Certificate in whole or in part, beneficial interests in a class A permanent global certificate (the "Class A Permanent Global Certificate") to be registered in the name of the CEDE & Co. as nominee for The Depository Trust Company on and subject to the terms set out below, in the Series Supplement and in the Pooling and Servicing Agreement, and, except as specified below is entitled to the same benefits and conditions as are specified in the Class A Permanent Global Certificate as if such Class A Permanent Global Certificate had been issued on the date hereof.



         This Class A Temporary Global Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or any amendment thereto, or the Series Supplement, dated as of December 16, 1996 (the "Series Supplement"), by and among the Trustee, Sears and SRFG or any amendment thereto, or become vested or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Pooling and Servicing Agreement.

         On and after the Initial Exchange Date, this Class A Temporary
Global
Certificate may be surrendered in whole or in part in exchange for beneficial
interests in the Class A Permanent Global Certificate.   Interests in the
Class A Temporary Global Certificate shall be exchanged for interests in the Permanent Global Certificate only if there shall have been presented to the Trustee in respect of such exchange by or on behalf of Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System ("Euroclear") or Cedel Bank, societe anonyme ("Cedel") a certificate substantially to the following effect:

"Certificate
$500,000,000
Sears Credit Account Master Trust II, Series 1996-5
Floating Rate Class A Certificate

         This is to certify that, with respect to $500,000,000 aggregate principal amount of the above-captioned issue (the "Class A Certificates"), we have received a writing or tested telex or certification or certifications, dated not earlier than 15 days prior to the Initial Exchange Date, from each of the persons appearing on our records as being entitled to a portion of such aggregate principal amount of the Class A Certificates, substantially in the form set forth below. Accordingly, we hereby certify that on this date the Class A Certificates are not owned by a person that is a U.S. person, as such term is defined in Rule 902(o) under the United States Securities Act of 1933, as amended.

         We understand that this certificate is required in connection with certain securities laws of the United States of America. If an administrative or legal proceeding or official inquiry is commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceeding.

         The foregoing reflects any telexed advice received subsequent to the date of any writing, telex, certification or certifications referred to stating that the statements contained in such certification or certifications are no longer correct.

*Dated:                           (Morgan Guaranty Trust Company
                                  of New York, Brussels Office,
                                  as operator of the Euroclear System)

                                  (or)

                                  (Cedel Bank, societe anonyme)

                                  By: ______________________________"

________________________
* To be dated as of the date of the exchange of interests in the Class A Temporary Global Certificate for beneficial interests in the Class A Permanent Global Certificate, and, in any event, no earlier than the Initial Exchange Date.

         In order for the Morgan Guaranty Trust Company of New York, as operator of Euroclear, and Cedel Bank to render certification on behalf of the beneficial owners of the Class A Certificates, each beneficial owner of Class A Certificates desiring to exchange his beneficial interest in this Class A Temporary Global Certificate for a beneficial interest in the Class A Permanent Global Certificate, in an aggregate principal amount equal to the aggregate principal amount of such beneficial owner's portion of this Class A Temporary Global Certificate, shall instruct Euroclear or Cedel to request such exchange on his behalf and shall deliver, or cause to be delivered, to Euroclear or Cedel a certificate appropriately completed and signed, substantially in the form set forth below:

                                "Certificate
                                $500,000,000
             Sears Credit Account Master Trust II, Series 1996-5
                      Floating Rate Class A Certificate

         This is to certify that as of the date hereof and except as provided in the third paragraph hereof, none of the above-captioned Class A Certificates credited to you for our account are beneficially owned by a U.S. person. For purposes of the foregoing, the undersigned understands that the term "U.S. person" shall have the meaning set forth in Rule 902(o) under the United States Securities Act of 1933, as amended.

         We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on or prior to the Initial Exchange Date as to any of the above-captioned Class A Certificates then appearing in your books as being credited to our account.

         This certificate excepts and does not relate to $__________ principal amount as to which we are not yet able to certify and as to which we understand exchange of beneficial interests in the Class A Temporary Global Certificate for beneficial interests in the Class A Permanent Global Certificate cannot be made until we are able so to certify.

         We understand that this certificate is required in connection with certain securities and tax laws of the United States of America. If an administrative or legal proceeding or official inquiry is commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceeding.


                         _______________________________________"
                                          [signature]

*Dated:
____________________
*        To be dated on or after the 15th day before the Initial Exchange
Date."

         Such exchange shall be made free of charge to the beneficial owners of an interest in this Temporary Global Certificate and to the beneficial owners of interests in the Class A Permanent Global Certificate issued in exchange therefor as provided above. Euroclear or Cedel, as the case may be, shall maintain each certificate for a period of at least four calendar years following the year in which the certificate is received.

         The certificates referred to above may be provided electronically, but only if Euroclear or Cedel, as the case may be, maintains adequate records, establishing that such certificate was received in respect of the Class A Certificates, and only if there is a written agreement entered into prior to the time of certification (including the written membership rules of a clearing organization) to which the sender and recipient are subject, providing that the electronic certificate shall have the effect of a signed certificate. Euroclear or Cedel, as the case may be, shall maintain each certificate for a period of at least four calendar years following the year in which the certificate is received.

         Upon any exchange of interests in this Class A Temporary Global Certificate for beneficial interests in the Class A Permanent Global Certificate, the portion of the original principal amount of the Class A Temporary Global Certificate shall be reduced for all purposes by the amount so exchanged. Until so exchanged in full, this Class A Temporary Global Certificate shall in all respects be entitled to the same benefits under the Pooling and Servicing Agreement as definitive Investor Certificates authenticated and delivered thereunder except that neither the holder nor the beneficial owners of interests in this Class A Temporary Global Certificate shall be entitled to receive payment of interest (or additional amounts, if any) hereon unless they have delivered certification on such interests are not beneficially owned by a U.S. Person (as defined above).

         This Class A Temporary Global Certificate shall be governed by and construed in accordance with the internal laws of the State of New York.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Temporary Global Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or the Series Supplement, or be valid for any purpose.
         IN WITNESS WHEREOF, SRFG has caused this Class A Temporary Global Certificate to be duly executed and authenticated.



                         SEARS RECEIVABLES FINANCING GROUP, INC.


                          By:___________________________________________
                         Name:
                         Title:

              [FORM OF THE REVERSE OF THE CLASS A CERTIFICATES]
                        [For an Amortizing Structure]

         It is the intent of SRFG and the Investor Certificateholders that, for United States federal, state and local income and franchise tax purposes only, the Investor Certificates will be evidence of indebtedness. SRFG and the Class A Certificateholder, by the acceptance of this Class A Certificate, agree to treat this Class A Certificate for United States federal, state and local income and franchise tax purposes as indebtedness secured by the Receivables and other assets held in the Trust.

         To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement or the Series Supplement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement, to which Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

         This Class A Certificate is one of a series of Certificates entitled "Floating Rate Class A Master Trust Certificates, Series 1996-5" (the "Class A Certificates"), each of which represents a Fractional Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement and the Series Supplement to be deposited in the Investor Accounts with respect to Sears Credit Account Master Trust II, Series 1996-5 or paid to the Class A Certificateholders. Also issued under the Pooling and Servicing Agreement and the Series Supplement are Investor Certificates designated as "Floating Rate Class B Master Trust Certificates, Series 1996-5" (the "Class B Certificates") and "Class C Master Trust Certificates, Series 1996-5" (the "Class C Certificates"). The Class A Certificates, the Class B Certificates and the Class C Certificates are collectively referred to herein as the Investor Certificates.

         The aggregate interest represented by the Class A Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class A Investor Interest at such time, plus accrued but unpaid Certificate Interest for the Class A Certificates and any interest thereon. The Class Initial Investor Interest of the Class A Certificates is $500,000,000. The Class A Invested Amount on any Distribution Date will be an amount equal to the Class A Initial Investor Interest minus the sum of (a) the aggregate amount of payments of Certificate Principal paid to the Class A Certificateholders prior to such Distribution Date and (b) the Investor Loss for such Class, if any, at the beginning of such Distribution Date.
In addition to the Investor Certificates, a Seller Certificate has been issued pursuant to the Pooling and Servicing Agreement which represents, at any time, the undivided interest in the Trust not represented by the Investor Certificates or the investor certificates of any other series of investor certificates then outstanding. Subject to the terms and conditions of the Pooling and Servicing Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new series of investor certificates, which will represent Fractional Undivided Interests in the Trust.

         During the Revolving Period, which begins on the day following the Series Cut-Off Date, Certificate Interest will be distributed on the 15th day of each calendar month with respect to interest accrued during the preceding Interest Accrual Period, commencing in January 1997, or if such 15th day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), to the Class A Certificateholders of record as of the last day of the month preceding the related Distribution Date. During the Controlled Amortization Period, which will begin on the first day of the Due Period related to the Distribution Date in January 2006 unless a Rapid Amortization Event occurs prior to such date, and during the Rapid Amortization Period, if any, Certificate Interest and Certificate Principal collected by the Servicer will be distributed to the Class A Certificateholders on the Distribution Date of each calendar month, commencing in the month following the commencement of the earlier of the Controlled Amortization Period or the Rapid Amortization Period. In any event, the final payment of principal will be made no later than the day following the Distribution Date in December 2011 (the "Series Termination Date").

         The amount to be distributed on each Distribution Date to the holder of this Class A Certificate will be equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is the portion of the Class A Initial Investor Interest evidenced by this Class A Certificate and the denominator of which is the Class A Initial Investor Interest and (b) the aggregate of all payments to be made to the Class A Certificateholders on such Distribution Date. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register (except for the final distribution in respect of this Class A Certificate) without the presentation or surrender of this Class A Certificate or the making of any notation thereon, except that with respect to Class A Certificates registered in the name of First Chicago Nominees Ltd., distributions will be made in the form of immediately available funds.

         This Class A Certificate does not represent an obligation of, or an interest in, SRFG or the Servicer. This Class A Certificate is limited in right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement and the Series Supplement.

         The Pooling and Servicing Agreement permits, with certain exceptions, the amendment and modification of the rights and obligations of the Servicer, and the rights of Investor Certificateholders under the Pooling and Servicing Agreement and Series Supplement, at any time by the Servicer, the Seller and the Trustee in certain cases (some of which require written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event) without the consent of the Investor Certificateholders, and in all other cases with the consent of the Investor Certificateholders owning Fractional Undivided Interests aggregating not less than 66-2/3% of the Class Invested Amount of each such affected Class (and with written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event); provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate without the consent of the affected Investor Certificateholders or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of each affected Class then of record. Any such amendment and any such consent by the Class A Certificateholder shall be conclusive and binding on such Class A Certificateholder and upon all future Holders of this Class A Certificate and of any Class A Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Class A Certificate.

         The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Investor Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Fractional Undivided Interest will be issued to the designated transferee or transferees.

         In no event shall this Class A Certificate, or any interest herein, be transferred to an employee benefit plan, trust or account subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or described in Section 4975(e)(1) of the Internal Revenue Code. Any Holder of this Class A Certificate, by its acceptance hereof, shall be deemed to represent and warrant that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA), that is subject to Title I of ERISA,
(ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code, and not excepted under Section 4975(g), or (iii) an entity using assets to purchase such Certificate which constitute plan assets by reason of a plan's investment in such Holder.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate Fractional Undivided Interests, as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Servicer, the Trustee, the Paying Agent and the Transfer Agent, and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trust nor the Trustee, the Paying Agent, the Transfer Agent, nor any agent of any of them or any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

         Subject to certain conditions in the Pooling and Servicing Agreement and the Series Supplement, if the principal of the Investor Certificates has not been paid in full prior to the Series Termination Date, the obligations created by the Pooling and Servicing Agreement and the Series Supplement with respect to the Investor Certificates shall terminate on the Series Termination Date.

              [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the Class A Certificates referred to in the within mentioned Pooling and Servicing Agreement and Series Supplement.





                                  THE FIRST NATIONAL BANK OF CHICAGO
                                            as Trustee


                          By:_______________________________________
                                          Authorized Officer


                                  SCHEDULE

                  EXCHANGE FOR PERMANENT GLOBAL CERTIFICATE


         The following exchanges of a portion of this Temporary Global Certificate for beneficial interests in the Permanent Global Certificate have been made:


<CAPION>

                         Portion of Principal Sum
                         of this Temporary Global          Remaining Principal Sum
                         Certificate Exchanged for         of this Temporary Global
                         Beneficial Interests in           Certificate following such       Notation
                         the Permanent Global              Exchange                         Made by
Date of Exchange         Certificate
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________


                                 EXHIBIT A-2

                         FORM OF CLASS B CERTIFICATE

               [FORM OF THE FACE OF THE CLASS B CERTIFICATES]

         THIS CLASS B TEMPORARY GLOBAL CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND TO THE RIGHTS OF THE SERVICER AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT AND SERIES SUPPLEMENT REFERRED TO HEREIN.

         THIS CLASS B TEMPORARY GLOBAL CERTIFICATE MAY NOT BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

         THIS CLASS B TEMPORARY GLOBAL CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS, AND, UNLESS AND UNTIL SO REGISTERED, MAY NOT BE OFFERED, SOLD OR DELIVERED WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN RULE 902(o) UNDER THE
ACT) EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.


NO.                                                             $25,000,000

                                                        ISIN NO. __________



FLOATING RATE CLASS B TEMPORARY GLOBAL
MASTER TRUST CERTIFICATE, SERIES 1996-5
SEARS CREDIT ACCOUNT MASTER TRUST II

SEARS RECEIVABLES FINANCING GROUP, INC.
SELLER

SEARS, ROEBUCK AND CO.
SERVICER

(NOT AN INTEREST IN OR OBLIGATION OF SEARS RECEIVABLES FINANCING GROUP, INC., SEARS NATIONAL BANK OR SEARS, ROEBUCK AND CO.)

         THIS CERTIFICATE IS A TEMPORARY GLOBAL CERTIFICATE, EXCHANGEABLE IN WHOLE OR FROM TIME TO TIME IN PART, WITHOUT CHARGE, FOR INTERESTS IN A PERMANENT GLOBAL CERTIFICATE PURSUANT TO THE TERMS OF THE SERIES SUPPLEMENT, BUT ONLY (i) ON OR AFTER THE INITIAL EXCHANGE DATE AND (ii) AS PROMPTLY AS PRACTICABLE FOLLOWING PRESENTATION OF WRITTEN CERTIFICATION IN THE FORM SET FORTH HEREIN FOR SUCH PURPOSE THAT THE BENEFICIAL OWNER OR OWNERS OF THIS CERTIFICATE (OR, IF AT THE TIME OF SUCH EXCHANGE, SUCH EXCHANGE IS ONLY FOR PART OF THIS CERTIFICATE, THE BENEFICIAL OWNER OR OWNERS OF SUCH PART) IS NOT A U.S. PERSON AS DEFINED IN RULE 902(o) UNDER THE ACT. NO PAYMENTS OF INTEREST WILL BE MADE WITH RESPECT TO THIS CERTIFICATE WITHOUT CERTIFICATION, AS DESCRIBED IN CLAUSE (ii) ABOVE, THAT THE BENEFICIAL OWNER OR OWNERS OF THIS CERTIFICATE IS NOT A U.S. PERSON.

         UNLESS THIS CLASS A TEMPORARY GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE EUROCLEAR SYSTEM AND CEDEL BANK, SOCIETE ANONYME (TOGETHER, THE "CLEARING AGENCIES" AND EACH A "CLEARING AGENCY") TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF FIRST CHICAGO NOMINEES LTD., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCIES (AND ANY PAYMENT IS MADE TO FIRST CHICAGO NOMINEES LTD., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCIES), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, FIRST CHICAGO NOMINEES LTD., HAS AN INTEREST HEREIN.

         This certifies that ________ (the "Class B Certificateholder") is the registered owner of a Fractional Undivided Interest in Sears Credit Account Master Trust II (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") existing as of the Cut-Off Date (or, with respect to Receivables in Additional Accounts, as of the applicable Additional Account Cut-Off Date) or thereafter created under certain open-end retail charge plans for specified Persons (the "Accounts") originated by Sears, Roebuck and Co., a New York corporation ("Sears") or its affiliates, and transferred to Sears Receivables Financing Group, Inc., a Delaware corporation ("SRFG"), all monies due or to become due with respect thereto, all Participation Interests, if any, all benefits under any Credit Enhancement with respect to any series of investor certificates issued from time to time, to the extent applicable, all proceeds (as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York) of such Receivables, and Insurance Proceeds, if any, relating thereto, pursuant to a Pooling and Servicing Agreement, dated as of July 31, 1994, as amended (the "Pooling and Servicing Agreement"), by and among Sears as Servicer, SRFG as Seller and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. Reference is hereby made to the further provisions of this Class B Temporary Global Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as if set forth at this place. This Class B Temporary Global Certificate is initially exchangeable outside the United States by beneficial owners of an interest in the Class B Temporary Global Certificate in whole or in part, beneficial interests in a class B permanent global certificate (the "Class B Permanent Global Certificate") to be registered in the name of CEDE & Co. as nominee for The Depository Trust Company on and subject to the terms set out below, in the Series Supplement and in the Pooling and Servicing Agreement, and, except as specified below is entitled to the same benefits and conditions as are specified in the Class B Permanent Global Certificate as if such Class B Permanent Global Certificate had been issued on the date hereof.

         This Class B Temporary Global Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or any amendment thereto, or the Series Supplement, dated as of December 16, 1996 (the "Series Supplement"), by and among the Trustee, Sears and SRFG or any amendment thereto, or become vested or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Pooling and Servicing Agreement.

         On and after the Initial Exchange Date, this Class B Temporary Global Certificate may be surrendered in whole or in part in exchange for beneficial interests in the Class B Permanent Global Certificate. Interests in the Class B Temporary Global Certificate shall be exchanged for interests in the Permanent Global Certificate only if there shall have been presented to the Trustee in respect of such exchange by or on behalf of Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System ("Euroclear") or Cedel Bank, societe anonyme ("Cedel") a certificate substantially to the following effect:

"Certificate
$25,000,000
Sears Credit Account Master Trust II, Series 1996-5
Floating Rate Class B Certificate

         This is to certify that, with respect to $25,000,000 aggregate principal amount of the above-captioned issue (the "Class B Certificates"), we have received a writing or tested telex or certification or certifications, dated not earlier than 15 days prior to the Initial Exchange Date, from each of the persons appearing on our records as being entitled to a portion of such aggregate principal amount of the Class B Certificates, substantially in the form set forth below. Accordingly, we hereby certify that on this date the Class B Certificates are not owned by a person that is a U.S. person, as such term is defined in Rule 902(o) under the United States Securities Act of 1933, as amended.

         We understand that this certificate is required in connection with certain securities laws of the United States of America. If an administrative or legal proceeding or official inquiry is commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceeding.

         The foregoing reflects any telexed advice received subsequent to the date of any writing, telex, certification or certifications referred to stating that the statements contained in such certification or certifications are no longer correct.

*Dated:                           (Morgan Guaranty Trust Company
                                  of New York, Brussels Office,
                                  as operator of the Euroclear System)

                                  (or)

                                  (Cedel Bank, societe anonyme)

                                  By: ______________________________"

________________________
* To be dated as of the date of the exchange of interests in the Class B Temporary Global Certificate for beneficial interests in the Class B Permanent Global Certificate, and, in any event, no earlier than the Initial Exchange Date.

         In order for the Morgan Guaranty Trust Company of New York, as operator of Euroclear, and Cedel Bank to render certification on behalf of the beneficial owners of the Class B Certificates, each beneficial owner of Class B Certificates desiring to exchange his beneficial interest in this Class B Temporary Global Certificate for a beneficial interest in the Class B Permanent Global Certificate, in an aggregate principal amount equal to the aggregate principal amount of such beneficial owner's portion of this Class B Temporary Global Certificate, shall instruct Euroclear or Cedel to request such exchange on his behalf and shall deliver, or cause to be delivered, to Euroclear or Cedel a certificate appropriately completed and signed, substantially in the form set forth below:

                                "Certificate
                                 $25,000,000
             Sears Credit Account Master Trust II, Series 1996-5
                      Floating Rate Class B Certificate

         This is to certify that as of the date hereof and except as provided in the third paragraph hereof, none of the above-captioned Class B Certificates credited to you for our account are beneficially owned by a U.S. person. For purposes of the foregoing, the undersigned understands that the term "U.S. person" shall have the meaning set forth in Rule 902(o) under the United States Securities Act of 1933, as amended.

         We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on or prior to the Initial Exchange Date as to any of the above-captioned Class B Certificates then appearing in your books as being credited to our account.

         This certificate excepts and does not relate to $__________ principal amount as to which we are not yet able to certify and as to which we understand exchange of beneficial interests in the Class B Temporary Global Certificate for beneficial interests in the Class B Permanent Global Certificate cannot be made until we are able so to certify.

         We understand that this certificate is required in connection with certain securities and tax laws of the United States of America. If an administrative or legal proceeding or official inquiry is commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceeding.


                         _______________________________________"
                                          [signature]

*Dated:
____________________
*        To be dated on or after the 15th day before the Initial Exchange
Date."

         Such exchange shall be made free of charge to the beneficial owners of an interest in this Temporary Global Certificate and to the beneficial owners of interests in the Class B Permanent Global Certificate issued in exchange therefor as provided above. Euroclear or Cedel, as the case may be, shall maintain each certificate for a period of at least four calendar years following the year in which the certificate is received.

         The certificates referred to above may be provided electronically, but only if Euroclear or Cedel, as the case may be, maintains adequate records, establishing that such certificate was received in respect of the Class B Certificates, and only if there is a written agreement entered into prior to the time of certification (including the written membership rules of a clearing organization) to which the sender and recipient are subject, providing that the electronic certificate shall have the effect of a signed certificate. Euroclear or Cedel, as the case may be, shall maintain each certificate for a period of at least four calendar years following the year in which the certificate is received.

         Upon any exchange of interests in this Class B Temporary Global Certificate for beneficial interests in the Class B Permanent Global Certificate, the portion of the original principal amount of the Class B Temporary Global Certificate shall be reduced for all purposes by the amount so exchanged. Until so exchanged in full, this Temporary Global Certificate shall in all respects be entitled to the same benefits under the Pooling and Servicing Agreement as definitive Investor Certificates authenticated and delivered thereunder except that neither the holder nor the beneficial owners of interests in this Class B Temporary Global Certificate shall be entitled to receive payment of interest (or additional amounts, if any) hereon unless they have delivered certification such interests are not beneficially owned by a U.S. person (as defined above).

         This Class B Temporary Global Certificate shall be governed by and construed in accordance with the internal laws of the State of New York.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Temporary Global Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or the Series Supplement, or be valid for any purpose.


         IN WITNESS WHEREOF, SRFG has caused this Class B Temporary Global Certificate to be duly executed and authenticated.


                         SEARS RECEIVABLES FINANCING GROUP, INC.


                          By:___________________________________________
                         Name:
                         Title:

              [FORM OF THE REVERSE OF THE CLASS B CERTIFICATES]
                        [For an Amortizing Structure]

         It is the intent of SRFG and the Investor Certificateholders that, for United States federal, state and local income and franchise tax purposes only, the Investor Certificates will be evidence of indebtedness. SRFG and the Class B Certificateholder, by the acceptance of this Class B Certificate, agree to treat this Class B Certificate for United States federal, state and local income and franchise tax purposes as indebtedness secured by the Receivables and other assets held in the Trust.

         To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement or the Series Supplement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement, to which Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound.

         This Class B Certificate is one of a series of Certificates entitled "Floating Rate Class B Master Trust Certificates, Series 1996-5" (the "Class B Certificates"), each of which represents a Fractional Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement and the Series Supplement to be deposited in the Investor Accounts with respect to Sears Credit Account Master Trust II, Series 1996-5 or paid to the Class B Certificateholders. Also issued under the Pooling and Servicing Agreement and the Series Supplement are Investor Certificates designated as "Floating Rate Class A Master Trust Certificates, Series 1996-5" (the "Class A Certificates") and "Class C Master Trust Certificates, Series 1996-5" (the "Class C Certificates"). The Class A Certificates, the Class B Certificates and the Class C Certificates are collectively referred to herein as the Investor Certificates.

         The aggregate interest represented by the Class B Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class B Investor Interest at such time, plus accrued but unpaid Certificate Interest for the Class B Certificates and any interest thereon. The Class Initial Investor Interest of the Class B Certificates is $25,000,000. The Class B Invested Amount on any Distribution Date will be an amount equal to the Class B Initial Investor Interest minus the sum of (a) the aggregate amount of payments of Certificate Principal paid to the Class B Certificateholders prior to such Distribution Date and (b) the Investor Loss for such Class, if any, at the beginning of such Distribution Date.
In addition to the Investor Certificates, a Seller Certificate has been issued pursuant to the Pooling and Servicing Agreement which represents, at any time, the undivided interest in the Trust not represented by the Investor Certificates or the investor certificates of any other series of investor certificates then outstanding. Subject to the terms and conditions of the Pooling and Servicing Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new series of investor certificates, which will represent Fractional Undivided Interests in the Trust.

         During the Revolving Period, which begins on the day following the Series Cut-Off Date, Certificate Interest will be distributed on the 15th day of each calendar month with respect to interest accrued during the preceding Interest Accrual Period, commencing in January 1997, or if such 15th day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), to the Class B Certificateholders of record as of the last day of the month preceding the related Distribution Date. During the Controlled Amortization Period, which will begin on the first day of the Due Period related to the Distribution Date in January 2006 unless a Rapid Amortization Event occurs prior to such date, and during the Rapid Amortization Period, if any, Certificate Interest and Certificate Principal collected by the Servicer will be distributed to the Class B Certificateholders on the Distribution Date of each calendar month, commencing in the month following the commencement of the earlier of the Controlled Amortization Period or the Rapid Amortization Period; provided, however, that, except as otherwise set forth in the Series Supplement, no Certificate Principal will be distributed to the Class B Certificateholders until the Class A Investor Interest has been reduced to zero. The rights of the Class B Certificateholders to receive distributions to which they would otherwise be entitled on the Receivables will be subordinated to the rights of the Class A Certificateholders and the Servicer to the extent described in the Pooling and Servicing Agreement and Series Supplement. In any event, the final payment of principal will be made no later than the day following the Distribution Date in December 2011 (the "Series Termination Date").

         The amount to be distributed on each Distribution Date to the holder of this Class B Certificate will be equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is the portion of the Class B Initial Investor Interest evidenced by this Class B Certificate and the denominator of which is the Class B Initial Investor Interest and (b) the aggregate of all payments to be made to the Class B Certificateholders on such Distribution Date. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register (except for the final distribution in respect of this Class B Certificate) without the presentation or surrender of this Class B Certificate or the making of any notation thereon, except that with respect to Class B Certificates registered in the name of First Chicago Nominees Ltd., distributions will be made in the form of immediately available funds.

         This Class B Certificate does not represent an obligation of, or an interest in, SRFG or the Servicer. This Class B Certificate is limited in right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement and the Series Supplement.

         The Pooling and Servicing Agreement permits, with certain exceptions, the amendment and modification of the rights and obligations of the Servicer, and the rights of Investor Certificateholders under the Pooling and Servicing Agreement and Series Supplement, at any time by the Servicer, the Seller and the Trustee in certain cases (some of which require written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event) without the consent of the Investor Certificateholders, and in all other cases with the consent of the Investor Certificateholders owning Fractional Undivided Interests aggregating not less than 66-2/3% of the Class Invested Amount of each such affected Class (and with written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event); provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate without the consent of the affected Investor Certificateholders or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of each affected Class then of record. Any such amendment and any such consent by the Class B Certificateholder shall be conclusive and binding on such Class B Certificateholder and upon all future Holders of this Class B Certificate and of any Class B Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Class B Certificate.

         The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Investor Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate Fractional Undivided Interest will be issued to the designated transferee or transferees.

         In no event shall this Class B Certificate, or any interest herein, be transferred to an employee benefit plan, trust or account subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or described in Section 4975(e)(1) of the Internal Revenue Code. Any Holder of this Class B Certificate, by its acceptance hereof, shall be deemed to represent and warrant that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA), that is subject to Title I of ERISA,
(ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code, and not excepted under Section 4975(g), or (iii) an entity using assets to purchase such Certificate which constitute plan assets by reason of a plan's investment in such Holder.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate Fractional Undivided Interests, as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Servicer, the Trustee, the Paying Agent and the Transfer Agent, and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trust nor the Trustee, the Paying Agent, the Transfer Agent, nor any agent of any of them or any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

         Subject to certain conditions in the Pooling and Servicing Agreement and the Series Supplement, if the principal of the Investor Certificates has not been paid in full prior to the Series Termination Date, the obligations created by the Pooling and Servicing Agreement and the Series Supplement with respect to the Investor Certificates shall terminate on the Series Termination Date.

              [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the Class B Certificates referred to in the within mentioned Pooling and Servicing Agreement and Series Supplement.





                                  THE FIRST NATIONAL BANK OF CHICAGO
                                    as Trustee


                          By:_______________________________________
                                          Authorized Officer





                                  SCHEDULE

                  EXCHANGE FOR PERMANENT GLOBAL CERTIFICATE


         The following exchanges of a portion of this Temporary Global Certificate for beneficial interests in the Permanent Global Certificate have been made:


<CAPION>

                         Portion of Principal Sum
                         of this Temporary Global          Remaining Principal Sum
                         Certificate Exchanged for         of this Temporary Global
                         Beneficial Interests in           Certificate following such       Notation
                         the Permanent Global              Exchange                         Made by
Date of Exchange         Certificate
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________
_______________________  _______________________           _______________________          _______________________



                                 EXHIBIT A-3

                FORM OF CLASS A PERMANENT GLOBAL CERTIFICATE

       [FORM OF THE FACE OF THE CLASS A PERMANENT GLOBAL CERTIFICATES]

         THIS CLASS A PERMANENT GLOBAL CERTIFICATE MAY NOT BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

         THIS CLASS A PERMANENT GLOBAL CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, UNLESS AND UNTIL SO REGISTERED, MAY NOT BE OFFERED, SOLD OR DELIVERED WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF PERSONS (AS DEFINED IN RULE 902(o) UNDER THE ACT) EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AS AMENDED.

         THIS CLASS A PERMANENT GLOBAL CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND, UNLESS AND UNTIL SO REGISTERED, MAY NOT BE OFFERED, SOLD OR DELIVERED WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN RULE 902(o) UNDER THE
ACT) EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

NO.                                                            $500,000,000

                                                        ISIN NO.___________
                                                        CUSIP NO. 81234C___


                   FLOATING RATE CLASS A PERMANENT GLOBAL
MASTER TRUST CERTIFICATE, SERIES 1996-5
SEARS CREDIT ACCOUNT MASTER TRUST II

                   SEARS RECEIVABLES FINANCING GROUP, INC.
                                   SELLER

                           SEARS, ROEBUCK AND CO.
                                  SERVICER

(NOT AN INTEREST IN OR OBLIGATION OF SEARS RECEIVABLES FINANCING GROUP, INC., SEARS NATIONAL BANK OR SEARS, ROEBUCK AND CO.)

         This certifies that ________ (the "Class A Certificateholder") is the registered owner of a Fractional Undivided Interest in Sears Credit Account Master Trust II (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") existing as of the Cut-Off Date (or, with respect to Receivables in Additional Accounts, as of the applicable Additional Account Cut-Off Date) or thereafter created under certain open-end retail charge plans for specified Persons (the "Accounts") originated by Sears, Roebuck and Co., a New York corporation ("Sears") or its affiliates, and transferred to Sears Receivables Financing Group, Inc., a Delaware corporation ("SRFG"), all monies due or to become due with respect thereto, all Participation Interests, if any, all benefits under any Credit Enhancement with respect to any series of investor certificates issued from time to time, to the extent applicable, all proceeds (as defined in Article
9 of the Uniform Commercial Code as in effect in the State of New York) of such Receivables, and Insurance Proceeds, if any, relating thereto, pursuant to a Pooling and Servicing Agreement, dated as of July 31, 1994, as amended (the "Pooling and Servicing Agreement"), by and among Sears as Servicer, SRFG as Seller and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below.

Reference is hereby made to the further provisions of this Class A Permanent Global Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class A Permanent Global Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or any amendment thereto, or the Series Supplement, dated as of December 16, 1996 (the "Series Supplement"), by and among the Trustee, Sears and SRFG or any amendment thereto, or become vested or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Pooling and Servicing Agreement.


         IN WITNESS WHEREOF, SRFG has caused this Class A Permanent Global Certificate to be duly executed and authenticated.



                         SEARS RECEIVABLES FINANCING GROUP, INC.


                          By:___________________________________________
                         Name:
                         Title:

              [FORM OF THE REVERSE OF THE CLASS A CERTIFICATES]
                        [For an Amortizing Structure]

         It is the intent of SRFG and the Investor Certificateholders that, for United States federal, state and local income and franchise tax purposes only, the Investor Certificates will be evidence of indebtedness. SRFG and the Class A Certificateholder, by the acceptance of this Class A Certificate, agree to treat this Class A Certificate for United States federal, state and local income and franchise tax purposes as indebtedness secured by the Receivables and other assets held in the Trust.

         To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement or the Series Supplement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement, to which Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

         This Class A Certificate is one of a series of Certificates entitled "Floating Rate Class A Master Trust Certificates, Series 1996-5" (the "Class A Certificates"), each of which represents a Fractional Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement and the Series Supplement to be deposited in the Investor Accounts with respect to Sears Credit Account Master Trust II, Series 1996-5 or paid to the Class A Certificateholders. Also issued under the Pooling and Servicing Agreement and the Series Supplement are Investor Certificates designated as "Floating Rate Class B Master Trust Certificates, Series 1996-5" (the "Class B Certificates") and "Class C Master Trust Certificates, Series 1996-5" (the "Class C Certificates"). The Class A Certificates, the Class B Certificates and the Class C Certificates are collectively referred to herein as the Investor Certificates.

         The aggregate interest represented by the Class A Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class A Investor Interest at such time, plus accrued but unpaid Certificate Interest for the Class A Certificates and any interest thereon. The Class Initial Investor Interest of the Class A Certificates is $500,000,000. The Class A Invested Amount on any Distribution Date will be an amount equal to the Class A Initial Investor Interest minus the sum of (a) the aggregate amount of payments of Certificate Principal paid to the Class A Certificateholders prior to such Distribution Date and (b) the Investor Loss for such Class, if any, at the beginning of such Distribution Date. In addition to the Investor Certificates, a Seller Certificate has been issued pursuant to the Pooling and Servicing Agreement which represents, at any time, the undivided interest in the Trust not represented by the Investor Certificates or the investor certificates of any other series of investor certificates then outstanding. Subject to the terms and conditions of the Pooling and Servicing Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new series of investor certificates, which will represent Fractional Undivided Interests in the Trust.

         During the Revolving Period, which begins on the day following the Series Cut-Off Date, Certificate Interest will be distributed on the 15th day of each calendar month with respect to interest accrued during the preceding Interest Accrual Period, commencing in January 1997, or if such 15th day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), to the Class A Certificateholders of record as of the last day of the month preceding the related Distribution Date. During the Controlled Amortization Period, which will begin on the first day of the Due Period related to the Distribution Date in January 2006 unless a Rapid Amortization Event occurs prior to such date, and during the Rapid Amortization Period, if any, Certificate Interest and Certificate Principal collected by the Servicer will be distributed to the Class A Certificateholders on the Distribution Date of each calendar month, commencing in the month following the commencement of the earlier of the Controlled Amortization Period or the Rapid Amortization Period. In any event, the final payment of principal will be made no later than the day following the Distribution Date in December 2011 (the "Series Termination Date").

         The amount to be distributed on each Distribution Date to the holder of this Class A Certificate will be equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is the portion of the Class A Initial Investor Interest evidenced by this Class A Certificate and the denominator of which is the Class A Initial Investor Interest and (b) the aggregate of all payments to be made to the Class A Certificateholders on such Distribution Date. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register (except for the final distribution in respect of this Class A Certificate) without the presentation or surrender of this Class A Certificate or the making of any notation thereon, except that with respect to Class A Certificates registered in the name of CEDE & CO., the nominee registrant for The Depository Trust Company, distributions will be made in the form of immediately available funds.

         This Class A Certificate does not represent an obligation of, or an interest in, SRFG or the Servicer. This Class A Certificate is limited in right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement and the Series Supplement.

         The Pooling and Servicing Agreement permits, with certain exceptions, the amendment and modification of the rights and obligations of the Servicer, and the rights of Investor Certificateholders under the Pooling and Servicing Agreement and Series Supplement, at any time by the Servicer, the Seller and the Trustee in certain cases (some of which require written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event) without the consent of the Investor Certificateholders, and in all other cases with the consent of the Investor Certificateholders owning Fractional Undivided Interests aggregating not less than 66-2/3% of the Class Invested Amount of each such affected Class (and with written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event); provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate without the consent of the affected Investor Certificateholders or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of each affected Class then of record. Any such amendment and any such consent by the Class A Certificateholder shall be conclusive and binding on such Class A Certificateholder and upon all future Holders of this Class A Certificate and of any Class A Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Class A Certificate.

         The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Investor Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Fractional Undivided Interest will be issued to the designated transferee or transferees.

         The transfer of this Class A Certificate is subject to certain restrictions set forth in the Pooling and Servicing Agreement. In no event shall this Class A Certificate, or any interest herein, be transferred to an employee benefit plan, trust or account subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or described in Section 4975(e)(1) of the Internal Revenue Code. Any Holder of this Class A Certificate, by its acceptance hereof, shall be deemed to represent and warrant that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA), that is subject to Title I of ERISA, (ii) a plan described in
Section 4975(e)(1) of the Internal Revenue Code, and not excepted under
Section 4975(g), or (iii) an entity using assets to purchase such Certificate which constitute plan assets by reason of a plan's investment in such Holder.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate Fractional Undivided Interests, as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Servicer, the Trustee, the Paying Agent and the Transfer Agent, and any agent of any of them, may treat the person in whose name this Class
A Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trust nor the Trustee, the Paying Agent, the Transfer Agent, nor any agent of any of them or any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

         Subject to certain conditions in the Pooling and Servicing Agreement and the Series Supplement, if the principal of the Investor Certificates has not been paid in full prior to the Series Termination Date, the obligations created by the Pooling and Servicing Agreement and the Series Supplement with respect to the Investor Certificates shall terminate on the Series Termination Date.
              [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the Class A Certificates referred to in the within mentioned Pooling and Servicing Agreement and Series Supplement.





                                  THE FIRST NATIONAL BANK OF CHICAGO
                                    as Trustee

                                   By:_______________________________________
                                          Authorized Officer


                                 EXHIBIT A-4

                FORM OF CLASS B PERMANENT GLOBAL CERTIFICATE

       [FORM OF THE FACE OF THE CLASS B PERMANENT GLOBAL CERTIFICATES]

         THIS CLASS B PERMANENT GLOBAL CERTIFICATE MAY NOT BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

         THIS CLASS B PERMANENT GLOBAL CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, UNLESS AND UNTIL SO REGISTERED, MAY NOT BE OFFERED, SOLD OR DELIVERED WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF PERSONS (AS DEFINED IN RULE 902(o) UNDER THE ACT) EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AS AMENDED.

         THIS CLASS B PERMANENT GLOBAL CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND TO THE RIGHTS OF THE SERVICER AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT AND SERIES SUPPLEMENT REFERRED TO HEREIN.

NO.                                                             $25,000,000

                                                        ISIN NO. __________
                                                        CUSIP NO. 81234C___


FLOATING RATE CLASS B PERMANENT GLOBAL
MASTER TRUST CERTIFICATE, SERIES 1996-5
SEARS CREDIT ACCOUNT MASTER TRUST II

SEARS RECEIVABLES FINANCING GROUP, INC.
SELLER

SEARS, ROEBUCK AND CO.
SERVICER

(NOT AN INTEREST IN OR OBLIGATION OF SEARS RECEIVABLES FINANCING GROUP, INC., SEARS NATIONAL BANK OR SEARS, ROEBUCK AND CO.)

This certifies that ________ (the "Class B Certificateholder") is the registered owner of a Fractional Undivided Interest in Sears Credit Account Master Trust II (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") existing as of the Cut-Off Date (or, with respect to Receivables in Additional Accounts, as of the applicable Additional Account Cut-Off Date) or thereafter created under certain open-end retail charge plans for specified Persons (the "Accounts") originated by Sears, Roebuck and Co., a New York corporation ("Sears") or its affiliates, and transferred to Sears Receivables Financing Group, Inc., a Delaware corporation ("SRFG"), all monies due or to become due with respect thereto, all Participation Interests, if any, all benefits under any Credit Enhancement with respect to any series of investor certificates issued from time to time, to the extent applicable, all proceeds (as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York) of such Receivables, and Insurance Proceeds, if any, relating thereto, pursuant to a Pooling and Servicing Agreement, dated as of July 31, 1994, as amended (the "Pooling and Servicing Agreement"), by and among Sears as Servicer, SRFG as Seller and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. Reference is hereby made to the further provisions of this Class B Permanent Global Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class B Permanent Global Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or any amendment thereto, or the Series Supplement, dated as of December 16, 1996 (the "Series Supplement"), by and among the Trustee, Sears and SRFG or any amendment thereto, or become vested or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Pooling and Servicing Agreement.


         IN WITNESS WHEREOF, SRFG has caused this Class B Permanent Global Certificate to be duly executed and authenticated.


                         SEARS RECEIVABLES FINANCING GROUP, INC.


                          By:___________________________________________
                         Name:
                         Title:

              [FORM OF THE REVERSE OF THE CLASS B CERTIFICATES]
                        [For an Amortizing Structure]

         It is the intent of SRFG and the Investor Certificateholders that, for United States federal, state and local income and franchise tax purposes only, the Investor Certificates will be evidence of indebtedness. SRFG and the Class B Certificateholder, by the acceptance of this Class B Certificate, agree to treat this Class B Certificate for United States federal, state and local income and franchise tax purposes as indebtedness secured by the Receivables and other assets held in the Trust.

         To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement or the Series Supplement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement, to which Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound.

         This Class B Certificate is one of a series of Certificates entitled "Floating Rate Class B Master Trust Certificates, Series 1996-5" (the "Class B Certificates"), each of which represents a Fractional Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement and the Series Supplement to be deposited in the Investor Accounts with respect to Sears Credit Account Master Trust II, Series 1996-5 or paid to the Class B Certificateholders. Also issued under the Pooling and Servicing Agreement and the Series Supplement are Investor Certificates designated as "Floating Rate Class A Master Trust Certificates, Series 1996-5" (the "Class A Certificates") and "Class C Master Trust Certificates, Series 1996-5" (the "Class C Certificates"). The Class A Certificates, the Class B Certificates and the Class C Certificates are collectively referred to herein as the Investor Certificates.

         The aggregate interest represented by the Class B Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class B Investor Interest at such time, plus accrued but unpaid Certificate Interest for the Class B Certificates and any interest thereon. The Class Initial Investor Interest of the Class B Certificates is $25,000,000. The Class B Invested Amount on any Distribution Date will be an amount equal to the Class B Initial Investor Interest minus the sum of (a) the aggregate amount of payments of Certificate Principal paid to the Class B Certificateholders prior to such Distribution Date and (b) the Investor Loss for such Class, if any, at the beginning of such Distribution Date.
In addition to the Investor Certificates, a Seller Certificate has been issued pursuant to the Pooling and Servicing Agreement which represents, at any time, the undivided interest in the Trust not represented by the Investor Certificates or the investor certificates of any other series of investor certificates then outstanding. Subject to the terms and conditions of the Pooling and Servicing Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new series of investor certificates, which will represent Fractional Undivided Interests in the Trust.

         During the Revolving Period, which begins on the day following the Series Cut-Off Date, Certificate Interest will be distributed on the 15th day of each calendar month with respect to interest accrued during the preceding Interest Accrual Period, commencing in January 1997, or if such 15th day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), to the Class B Certificateholders of record as of the last day of the month preceding the related Distribution Date. During the Controlled Amortization Period, which will begin on the first day of the Due Period related to the Distribution Date in January 2006 unless a Rapid Amortization Event occurs prior to such date, and during the Rapid Amortization Period, if any, Certificate Interest and Certificate Principal collected by the Servicer will be distributed to the Class B Certificateholders on the Distribution Date of each calendar month, commencing in the month following the commencement of the earlier of the Controlled Amortization Period or the Rapid Amortization Period; provided, however, that, except as otherwise set forth in the Series Supplement, no Certificate Principal will be distributed to the Class B Certificateholders until the Class A Investor Interest has been reduced to zero. The rights of the Class B Certificateholders to receive distributions to which they would otherwise be entitled on the Receivables will be subordinated to the rights of the Class A Certificateholders and the Servicer to the extent described in the Pooling and Servicing Agreement and Series Supplement. In any event, the final payment of principal will be made no later than the day following the Distribution Date in December 2011 (the "Series Termination Date").

         The amount to be distributed on each Distribution Date to the holder of this Class B Certificate will be equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is the portion of the Class B Initial Investor Interest evidenced by this Class B Certificate and the denominator of which is the Class B Initial Investor Interest and (b) the aggregate of all payments to be made to the Class B Certificateholders on such Distribution Date. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register (except for the final distribution in respect of this Class B Certificate) without the presentation or surrender of this Class B Certificate or the making of any notation thereon, except that with respect to Class B Certificates registered in the name of CEDE & CO., the nominee registrant for The Depository Trust Company, distributions will be made in the form of immediately available funds.

         This Class B Certificate does not represent an obligation of, or an interest in, SRFG or the Servicer. This Class B Certificate is limited in right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement and the Series Supplement.

         The Pooling and Servicing Agreement permits, with certain exceptions, the amendment and modification of the rights and obligations of the Servicer, and the rights of Investor Certificateholders under the Pooling and Servicing Agreement and Series Supplement, at any time by the Servicer, the Seller and the Trustee in certain cases (some of which require written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event) without the consent of the Investor Certificateholders, and in all other cases with the consent of the Investor Certificateholders owning Fractional Undivided Interests aggregating not less than 66-2/3% of the Class Invested Amount of each such affected Class (and with written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event); provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate without the consent of the affected Investor Certificateholders or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of each affected Class then of record. Any such amendment and any such consent by the Class B Certificateholder shall be conclusive and binding on such Class B Certificateholder and upon all future Holders of this Class B Certificate and of any Class B Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Class B Certificate.

         The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Investor Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate Fractional Undivided Interest will be issued to the designated transferee or transferees.

         The transfer of this Class B Certificate is subject to certain restrictions set forth in the Pooling and Servicing Agreement. In no event shall this Class B Certificate, or any interest herein, be transferred to an employee benefit plan, trust or account subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or described in Section 4975(e)(1) of the Internal Revenue Code. Any Holder of this Class B Certificate, by its acceptance hereof, shall be deemed to represent and warrant that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA), that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code, and not excepted under Section 4975(g), or (iii) an entity using assets to purchase such Certificate which constitute plan assets by reason of a plan's investment in such Holder.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate Fractional Undivided Interests, as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Servicer, the Trustee, the Paying Agent and the Transfer Agent, and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trust nor the Trustee, the Paying Agent, the Transfer Agent, nor any agent of any of them or any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

         Subject to certain conditions in the Pooling and Servicing Agreement and the Series Supplement, if the principal of the Investor Certificates has not been paid in full prior to the Series Termination Date, the obligations created by the Pooling and Servicing Agreement and the Series Supplement with respect to the Investor Certificates shall terminate on the Series Termination Date.

              [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the Class B Certificates referred to in the within mentioned Pooling and Servicing Agreement and Series Supplement.





                 THE FIRST NATIONAL BANK OF CHICAGO
                           as Trustee


                  By:_______________________________________
                         Authorized Officer





                                 EXHIBIT A-5

                         FORM OF CLASS C CERTIFICATE

                [FORM OF THE FACE OF THE CLASS C CERTIFICATE]

         THIS CLASS C CERTIFICATE MAY NOT BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

         THIS CLASS C CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B CERTIFICATES AND TO THE RIGHTS OF THE SERVICER AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT AND SERIES SUPPLEMENT REFERRED TO HEREIN.

         THIS CLASS C CERTIFICATE MAY NOT BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE CONVEYED WITHOUT SATISFACTION OF CERTAIN CONDITIONS SET FORTH IN THE SERIES SUPPLEMENT REFERRED TO HEREIN.

         THE SECURITIES REPRESENTED BY THIS CLASS C CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR SOLD UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED AND THE SATISFACTION OF CERTAIN OTHER REQUIREMENTS SPECIFIED IN THE POOLING AND SERVICING AGREEMENT AND SERIES SUPPLEMENT REFERRED TO HEREIN.

NO.                                                    $70,250,000


               CLASS C MASTER TRUST CERTIFICATE, SERIES 1996-5
SEARS CREDIT ACCOUNT MASTER TRUST II

                   SEARS RECEIVABLES FINANCING GROUP, INC.
                                   SELLER

                           SEARS, ROEBUCK AND CO.
                                  SERVICER

(NOT AN INTEREST IN OR OBLIGATION OF SEARS RECEIVABLES FINANCING GROUP, INC., SEARS NATIONAL BANK OR SEARS, ROEBUCK AND CO.)

         This certifies that Sears Receivables Financing Group, Inc., a Delaware corporation ("SRFG"), is the registered owner of a Fractional Undivided Interest in Sears Credit Account Master Trust II (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") existing as of the Cut-Off Date (or, with respect to Receivables in Additional Accounts, as of the applicable Additional Account Cut-Off Date) or thereafter created under certain open-end retail charge plans for specified Persons (the "Accounts") originated by Sears, Roebuck and Co., a New York corporation ("Sears") or its affiliates, and transferred to SRFG, all monies due or to become due with respect thereto, all Participation Interests, if any, all benefits under any Credit Enhancement with respect to any series of investor certificates issued from time to time, to the extent applicable, all proceeds (as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York) of such Receivables, and Insurance Proceeds, if any, relating thereto, pursuant to a Pooling and Servicing Agreement, dated as of July 31, 1994, as amended (the "Pooling and Servicing Agreement"), by and among Sears as Servicer, SRFG as Seller and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. Reference is hereby made to the further provisions of this Class C Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class C Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or any amendment thereto, or the Series Supplement, dated as of December 16, 1996 (the "Series Supplement"), by and among the Trustee, Sears and SRFG or any amendment thereto, or become vested or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF, SRFG has caused this Class C Certificate to be duly executed and authenticated.


                         SEARS RECEIVABLES FINANCING GROUP, INC.


                          By:__________________________________________
                         Name:
                         Title:


              [FORM OF THE REVERSE OF THE CLASS C CERTIFICATES]
                        [For an Amortizing Structure]

         It is the intent of SRFG and the Investor Certificateholders that, for United States federal, state and local income and franchise tax purposes only, the Investor Certificates will be evidence of indebtedness. SRFG, by the acceptance of this Class C Certificate, agrees to treat this Class C Certificate for United States federal, state and local income and franchise tax purposes as indebtedness secured by the Receivables and other assets held in the Trust.

         To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement or the Series Supplement. This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement, to which Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time, SRFG by virtue of the acceptance hereof assents and by which SRFG is bound.

         This Class C Certificate is one of a series of Certificates entitled "Class C Master Trust Certificates, Series 1996-5" (the "Class C Certificates"), each of which represents a Fractional Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement and the Series Supplement to be deposited in the Investor Accounts with respect to Sears Credit Account Master Trust II, Series 1996-5 or paid to SRFG. Also issued under the Pooling and Servicing Agreement and the Series Supplement are Investor Certificates designated as "Floating Rate Class A Master Trust Certificates, Series 1996-5" (the "Class A Certificates") and "Floating Rate Class B Master Trust Certificates, Series 1996-5" (the "Class B Certificates"). The Class A Certificates, the Class B Certificates and the Class C Certificates are collectively referred to herein as the Investor Certificates.

         The aggregate interest represented by the Class C Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class C Investor Interest at such time, plus accrued but unpaid Certificate Interest for the Class C Certificates and any interest thereon. The Class Initial Investor Interest of the Class C Certificates is $70,250,000. The Class C Invested Amount on any Distribution Date will be an amount equal to the Class C Initial Investor Interest minus the sum of (a) the aggregate amount of payments of Certificate Principal paid to SRFG prior to such Distribution Date and (b) the Investor Loss for such Class, if any, at the beginning of such Distribution Date. In addition to the Investor Certificates, a Seller Certificate has been issued pursuant to the Pooling and Servicing Agreement which represents, at any time, the undivided interest in the Trust not represented by the Investor Certificates or the investor certificates of any other series of investor certificates then outstanding. Subject to the terms and conditions of the Pooling and Servicing Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new series of investor certificates, which will represent Fractional Undivided Interests in the Trust.

         During the Revolving Period, which begins on the day following the Series Cut-Off Date, Certificate Interest will be distributed on the 15th day of each calendar month with respect to interest accrued during the preceding Interest Accrual Period, commencing in January 1997, or if such 15th day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), to SRFG. During the Controlled Amortization Period, which will begin on the first day of the Due Period related to the Distribution Date in January 2006 unless a Rapid Amortization Event occurs prior to such date, and during the Rapid Amortization Period, if any, Certificate Interest and Certificate Principal collected by the Servicer will be distributed to SRFG on the Distribution Date of each calendar month, commencing in the month following the commencement of the earlier of the Controlled Amortization Period or the Rapid Amortization Period; provided, however, that, except as otherwise set forth in the Series Supplement, no Certificate Principal will be distributed to SRFG in respect of this Class C Certificate (except Certificate Principal distributed to SRFG in respect of the Class C Permitted Controlled Amortization Amount, if
any) until the Class A Investor Interest and the Class B Investor Interest have been reduced to zero. The rights of SRFG to receive distributions to which it would otherwise be entitled on the Receivables will be subordinated to the rights of the Class A Certificateholders, the Class B Certificateholders and the Servicer to the extent described in the Pooling and Servicing Agreement and Series Supplement. In any event, the final payment of principal will be made no later than the day following the Distribution Date in December 2011 (the "Series Termination Date").

         The amount to be distributed on each Distribution Date to the holder of this Class C Certificate will be equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is the portion of the Class C Initial Investor Interest evidenced by this Class C Certificate and the denominator of which is the Class C Initial Investor Interest and (b) the aggregate of all payments to be made to SRFG on such Distribution Date. Distributions with respect to this Class C Certificate will be made by the Paying Agent by check mailed to the address of SRFG (except for the final distribution in respect of this Class C Certificate) without the presentation or surrender of this Class C Certificate or the making of any notation thereon.

         This Class C Certificate does not represent an obligation of, or an interest in, SRFG or the Servicer. This Class C Certificate is limited in right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement and the Series Supplement.

         The Pooling and Servicing Agreement permits, with certain exceptions, the amendment and modification of the rights and obligations of the Servicer, and the rights of Investor Certificateholders under the Pooling and Servicing Agreement and Series Supplement, at any time by the Servicer, the Seller and the Trustee in certain cases (some of which require written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event) without the consent of the Investor Certificateholders, and in all other cases with the consent of the Investor Certificateholders owning Fractional Undivided Interests aggregating not less than 66-2/3% of the Class Invested Amount of each such affected Class (and with written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event); provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate without the consent of the affected Investor Certificateholders or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of each affected Class then of record. Any such amendment and any such consent by SRFG shall be conclusive and binding on such Class C Certificateholder and upon all future Holders of this Class C Certificate and of any Class C Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Class C Certificate.

         The transfer of this Class C Certificate shall be registered in the Certificate Register upon surrender of this Investor Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by SRFG or such Class C Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class C Certificates of authorized denominations and for the same aggregate Fractional Undivided Interest will be issued to the designated transferee or transferees.

         The transfer of this Class C Certificate is subject to certain restrictions set forth in the Pooling and Servicing Agreement. In no event shall this Class C Certificate, or any interest therein, be transferred to an employee benefit plan, trust or account subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or described in Section 4975(e)(1) of the Internal Revenue Code. Any Holder of this Class C Certificate, by its acceptance hereof, shall be deemed to represent and warrant that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA), that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code, and not excepted under Section 4975(g), or (iii) an entity using assets to purchase such Certificate which constitute plan assets by reason of a plan's investment in such Holder.

         The transfer of this Class C Certificate is subject to certain further restrictions and the fulfillment of certain conditions as set forth in the Series Supplement.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class C Certificates are exchangeable for new Class C Certificates evidencing like aggregate Fractional Undivided Interests, as requested by SRFG. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Servicer, the Trustee, the Paying Agent and the Transfer Agent, and any agent of any of them, may treat the person in whose name this Class C Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trust nor the Trustee, the Paying Agent, the Transfer Agent, nor any agent of any of them or any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

         Subject to certain conditions in the Pooling and Servicing Agreement and the Series Supplement, if the principal of the Investor Certificates has not been paid in full prior to the Series Termination Date, the obligations created by the Pooling and Servicing Agreement and the Series Supplement with respect to the Investor Certificates shall terminate on the Series Termination Date.

              [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the Class C Certificates referred to in the within mentioned Pooling and Servicing Agreement and Series Supplement.





                         THE FIRST NATIONAL BANK OF CHICAGO
                                            as Trustee


                          By:_______________________________________
                                          Authorized Officer





                                  EXHIBIT B

           Form of Investor Certificateholders' Monthly Statement

                    Sears Credit Account Master Trust II

                       Series 1996-5 Monthly Statement

Distribution Date:  __________ __, ____Due Period Ending: __________ __, ____

Under the Series Supplements relating to the Pooling and Servicing Agreement dated as of July 31, 1994, as amended, by and among Sears, Roebuck and Co., Sears Receivables Financing Group, Inc. and The First National Bank of Chicago as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust. The information for the Due Period and the Distribution Date listed above is set forth below.

1.       Payments or Allocations to Series 1996-5 Investors this Due Period

                                       Total                   Interest
            Principal
         Series 1996-5

            Class A               $____________            $____________
          $____________

            Class B               $____________            $____________
          $____________

            Class C               $____________            $____________
          $____________

2.       Applicable Interest Rate for this Interest Accrual Period

   Class A                                        ____________%

   Class B                                        ____________%

3.       Amounts Due from Counterparties this Due Period   $____________

4.       Principal Receivables at the end of the Due Period

         (a)     TOTAL PRINCIPAL RECEIVABLES IN TRUST
         $____________

         Aggregate Investor Interest                       $____________

         Seller Interest                                   $____________

         (b)     INVESTOR INTEREST BY GROUPS

         Group One Investor Interest                       $____________

         (c)     INVESTOR INTEREST BY SERIES

         Series 1994-1 Investor Interest                   $____________

         Series 1994-2 Investor Interest                   $____________

         Series 1995-1 Investor Interest                   $____________

         Series 1995-2 Investor Interest                   $____________

         Series 1995-3 Investor Interest                   $____________

         Series 1995-4 Investor Interest                   $____________

         Series 1995-5 Investor Interest                   $____________

         Series 1996-1 Investor Interest                   $____________

         Series 1996-2 Investor Interest                   $____________

         Series 1996-3 Investor Interest                   $____________

         Series 1996-4 Investor Interest                   $____________

         Series 1996-5 Investor Interest                   $____________

         (d)     INVESTOR INTEREST BY CLASS (SERIES 1996-5)

         Class A Investor Interest                         $____________

         Class B Investor Interest                         $____________

         Class C Investor Interest                         $____________

         TOTAL CLASS INVESTOR INTEREST                     $____________

5.       Allocation of Collections During the Due Period

         (a)     TOTAL COLLECTIONS                         $____________

         Principal Receivables Collected                   $____________

         Finance Charge Receivables Collected              $____________


                                  Finance Charge  Principal        Yield
                                  Collections     Collections  Collections
                                  -------------   -----------  -----------
         (b)     ALLOCATION OF COLLECTIONS WITH
                 RESPECT TO THE INVESTOR INTEREST
                 AND THE SELLER INTEREST

Aggregate Investor
Allocation (Aggregate
Investor Percentage
multiplied by total
Collections received
during the Due Period)            $____________   $___________     N/A

Seller Allocation (Seller
Percentage multiplied
by total Collections
received during the Due
Period)                           $____________   $___________     N/A

(c)      Group One Allocation     $____________   $___________     N/A

(d)      Series 1996-5 Allocation $____________   $___________     N/A

(e)      Reallocations of
         Collections to Series
         1996-5 from other series
         in Group One             $____________   $___________     N/A


6.       Information Concerning Controlled Amortization Amount

                         Amount Distributed       Total Distributions
                          this Due Period         through this Due Period
                         ------------------       -----------------------

         SERIES 1996-5 BY CLASS

(a)      Class A         $____________             $___________

(b)      Class B         $____________             $___________

(c)      Class C         $____________             $___________

7.       Investor Charged-Off Amounts

                                                  This Due Period
                                                  ---------------

(a)      Group One (the sum of Series Investor
         Charged-Off Amounts for
         all Series in Group One)                 $___________

(b)      Series 1996-5 (the sum of the Class
         Investor Charged-Off Amounts
         for all Classes in Series 1996-5)        $___________

(c)      Series 1996-5 by Class:

         Class A (Class A Percentage multiplied
         by the Charged-Off Amount)               $___________

         Class B (Class B Percentage multiplied
         by the Charged-Off Amount)               $___________

         Class C (Class C Percentage multiplied
         by the Charged-Off Amount)               $___________

8.       Investor Losses

                                                  Total
                                                  ------
(a)      Group One                                $___________

(b)      Series 1996-5                            $___________

(c)      Series 1996-5 by Class

         Class A                                  $___________

         Class B                                  $___________

         Class C                                  $___________

9.       Monthly Servicing Fee Payable This Due Period

         SELLER SERVICING FEE                     $___________

         INVESTOR SERVICING FEE

         (a)     Group One                        $___________

         (b)     Series 1996-5                    $___________

10.      Performance Analysis

(a)      Portfolio Yield (Finance Charge
         Collections during the Due Period
         divided by Principal Receivables
         in the Trust as of the first day
         of the Due Period)                       ___________%

(b)      Charge-Offs (Charged-Off Amounts
         during the Due Period divided
         by Principal Receivables in the
         Trust as of the first day of the Due
         Period)                                  ___________%

(c)      Investor Servicing Fee Percentage
         (weighted average of Investor
         Servicing Fees for Series 1996-5)        ___________%

(d)      Weighted Average Certificate Rate
         (weighted average certificate
         rates for all classes of
         Series 1996-5)                           ___________%

(e)      Series Excess Servicing Percentage
         (Portfolio Yield minus the sum of
         Charge-Offs, the Investor Servicing
         Fee Percentage and the
         Weighted Average Certificate Rate
         plus the Series Additional
         Allocable Amounts divided by the
         Series Invested Amounts)                 ___________%

(f)      Total Payment Rate (Aggregate Collections
         during the Due Period
         divided by the aggregate amount of
         Receivables in the Trust as of
         the first day of the Due Period)         ___________%

11.      Summary Delinquency Aging Information

         The aging of delinquent receivables with respect to the Sears Portfolio is summarized as follows (1):

                                                  [month/year]
         Delinquencies as a % of balances
          80-89 days past due....................    ____%
          90-119 days past due...................    ____%
          120 days or more past due............      ____%
         Total Delinquencies                         ____%

         (1) An account is considered delinquent when it is past due a total of three or more scheduled monthly payments. Delinquencies as of the end of each month are divided by balances at the beginning of each such month. Excludes accounts from Puerto Rico, which were not included in the Account.


Swap Applicable to this Series      Yes__         No__


                         THE FIRST NATIONAL BANK OF CHICAGO
                                          as Trustee


                  By:__________________________________________________







                                  EXHIBIT C

                    Sears Credit Account Master Trust II
                        Monthly Servicer Certificate

                               CREDIT ACCOUNT
                          MASTER TRUST CERTIFICATES


         The undersigned, a duly authorized representative of Sears, Roebuck and Co. ("Sears"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of July 31, 1994, as amended (the "Pooling and Servicing Agreement") by and among Sears, Sears Receivables Financing Group, Inc. and The First National Bank of Chicago, as Trustee, does hereby certify as follows with respect to the Series outstanding for the Distribution Date occurring on _______________:

1.       Sears is Servicer under the Pooling and Servicing Agreement.

2.       The undersigned is a Servicing Officer of Sears as Servicer.

Section I:  Total Trust Information

3.       The aggregate amount of Principal Collections
processed during the related Due period is equal to        $______

4.       The aggregate amount of Finance Charge
Collections processed during the
related Due Period is equal to                             $______

5.       The aggregate amount of Total Collections
processed during the related Due Period is equal to        $______

6.       The aggregate amount of Principal Receivables
in the Trust as of the last day of the related Due
Period is equal to                                         $______

7.       The aggregate amount of Finance Charge
Receivables in the Trust as of the
last day of the related Due Period is equal to             $______

8.       The aggregate amount of Total Receivables
in the Trust as of the last day of
the related Due Period is equal to                         $______

Section II:  Series 1994-1

9.       The aggregate amount of Series Additional
Allocable Amounts during the related Due Period is
equal to                                                   $______

10.      The amount of interest payable to the
Class A Certificateholders on the current Distribution
Date is equal to                                           $______

11.      The amount of principal payable to the
Class A Certificateholders on the current Distribution
Date is equal to                                           $______

12.      The amount of interest payable to the
Class B Certificateholders on the current Distribution
Date is equal to                                           $______

13.      The amount of principal payable to the
Class B Certificateholders on the current Distribution
Date is equal to                                           $______

14.      The amount of interest payable to the
Class C Certificateholders on the current Distribution
Date is equal to                                           $______

15.      The amount of principal payable to the
Class C Certificateholders on the current Distribution
Date is equal to                                           $______

16.      The aggregate amount of Reallocated Class B
Principal Collections during the related Due Period
is equal to                                                $______

17.      The aggregate amount of Reallocated Class C
Principal Collections during the related Due Period
is equal to                                                $______

Section III:  Series 1994-2

18.      The aggregate amount of Series Additional
Allocable Amounts during the
related Due Period is equal to                             $______

19.      The amount of interest payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

20.      The amount of principal payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

21.      The amount of interest payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

22.      The amount of principal payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

23.      The amount of interest payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

24.      The amount of principal payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

25.      The aggregate amount of Reallocated
Class B Principal Collections during
the related Due Period is equal to                         $______

26.      The aggregate amount of Reallocated
Class C Principal Collections during
the related Due Period is equal to                         $______

Section IV:  Series 1995-1

27.      The aggregate amount of Series Additional
Allocable Amounts during the
related Due Period is equal to                             $______

28.      The amount of interest payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

29.      The amount of principal payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

30.      The amount of interest payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

31.      The amount of principal payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

32.      The amount of interest payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

33.      The amount of principal payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

34.      The aggregate amount of Reallocated
Class B Principal Collections during
the related Due Period is equal to                         $______

35.      The aggregate amount of Reallocated
Class C Principal Collections during
the related Due Period is equal to                         $______

Section V:  Series 1995-2

36.      The aggregate amount of Series Additional
Allocable Amounts during the
related Due Period is equal to                             $______

37.      The amount of interest payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

38.      The amount of principal payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

39.      The amount of interest payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

40.      The amount of principal payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

41.      The amount of interest payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

42.      The amount of principal payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

43.      The aggregate amount of Reallocated
Class B Principal Collections during
the related Due Period is equal to                         $______

44.      The aggregate amount of Reallocated
Class C Principal Collections during
the related Due Period is equal to                         $______

Section VI:  Series 1995-3

45.      The aggregate amount of Series Additional
Allocable Amounts during the
related Due Period is equal to                             $______

46.      The amount of interest payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

47.      The amount of principal payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

48.      The amount of interest payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

49.      The amount of principal payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

50.      The amount of interest payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

51.      The amount of principal payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

52.      The aggregate amount of Reallocated Class
B Principal Collections during
the related Due Period is equal to                         $______

53.      The aggregate amount of Reallocated Class
C Principal Collections during
the related Due Period is equal to                         $______

Section VII:  Series 1995-4

54.      The aggregate amount of Series Additional
Allocable Amounts during the
related Due Period is equal to                             $______

55.      The amount of interest payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

56.      The amount of principal payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

57.      The amount of interest payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

58.      The amount of principal payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

59.      The amount of interest payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

60.      The amount of principal payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

61.      The aggregate amount of Reallocated
Class B Principal Collections during
the related Due Period is equal to                         $______

62.      The aggregate amount of Reallocated
Class C Principal Collections during
the related Due Period is equal to                         $______

Section VIII:  Series 1995-5

63.      The aggregate amount of Series Additional
Allocable Amounts during the
related Due Period is equal to                             $______

64.      The amount of interest payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

65.      The amount of principal payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

66.      The amount of interest payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

67.      The amount of principal payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

68.      The amount of interest payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

69.      The amount of principal payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

70.      The aggregate amount of Reallocated
Class B Principal Collections during
the related Due Period is equal to                         $______

71.      The aggregate amount of Reallocated
Class C Principal Collections during
the related Due Period is equal to                         $______

Section IX:  Series 1996-1

72.      The aggregate amount of Series Additional
Allocable Amounts during the
related Due Period is equal to                             $______

73.      The amount of interest payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

74.      The amount of principal payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

75.      The amount of interest payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

76.      The amount of principal payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

77.      The amount of interest payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

78.      The amount of principal payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

79.      The aggregate amount of Reallocated
Class B Principal Collections during
the related Due Period is equal to                         $______

80.      The aggregate amount of Reallocated
Class C Principal Collections during
the related Due Period is equal to                         $______

Section X:  Series 1996-2

81.      The aggregate amount of Series Additional
Allocable Amounts during the
related Due Period is equal to                             $______

82.      The amount of interest payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

83.      The amount of principal payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

84.      The amount of interest payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

85.      The amount of principal payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

86.      The amount of interest payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

87.      The amount of principal payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

88.      The aggregate amount of Reallocated
Class B Principal Collections during
the related Due Period is equal to                         $______

89.      The aggregate amount of Reallocated
Class C Principal Collections during
the related Due Period is equal to                         $______

Section XI:  Series 1996-3

90.      The aggregate amount of Series Additional
Allocable Amounts during the
related Due Period is equal to                             $______

91.      The amount of interest payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

92.      The amount of principal payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

93.      The amount of interest payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

94.      The amount of principal payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

95.      The amount of interest payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

96.      The amount of principal payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

97.      The aggregate amount of Reallocated
Class B Principal Collections during
the related Due Period is equal to                         $______

98.      The aggregate amount of Reallocated
Class C Principal Collections during
the related Due Period is equal to                         $______

Section XII:  Series 1996-4

99.      The aggregate amount of Series Additional
Allocable Amounts during the
related Due Period is equal to                             $______

100.     The amount of interest payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

101.     The amount of principal payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

102.     The amount of interest payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

103.     The amount of principal payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

104.     The amount of interest payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

105.     The amount of principal payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

106.     The aggregate amount of Reallocated
Class B Principal Collections during
the related Due Period is equal to                         $______

107.     The aggregate amount of Reallocated
Class C Principal Collections during
the related Due Period is equal to                         $______

Section XIII:  Series 1996-5

108.     The aggregate amount of Series Additional
Allocable Amounts during the
related Due Period is equal to                             $______

109.     The amount of interest payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

110.     The amount of principal payable to the
Class A Certificateholders on the
current Distribution Date is equal to                      $______

111.     The amount of interest payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

112.     The amount of principal payable to the
Class B Certificateholders on the
current Distribution Date is equal to                      $______

113.     The amount of interest payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

114.     The amount of principal payable to the
Class C Certificateholders on the
current Distribution Date is equal to                      $______

115.     The aggregate amount of Reallocated
Class B Principal Collections during
the related Due Period is equal to                         $______

116.     The aggregate amount of Reallocated
Class C Principal Collections during
the related Due Period is equal to                         $______

117. Attached hereto is a true copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to the Series Supplements.


         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this ____day of ____________, 19__.


                         SEARS, ROEBUCK AND CO.,
                                    as Servicer



                          By:__________________________________________
                         Name:
                         Title:






                           SEARS, ROEBUCK AND CO.

                                  Servicer

                   SEARS RECEIVABLES FINANCING GROUP, INC.

                                   Seller

                                     and

                     THE FIRST NATIONAL BANK OF CHICAGO

                                   Trustee


                     on behalf of the Certificateholders

                          ------------------------

                          SERIES 1996-5 SUPPLEMENT

                        Dated as of December 16, 1996

                                   to the

                       POOLING AND SERVICING AGREEMENT

                          Dated as of July 31, 1994

                        ----------------------------

                                $595,250,000

                    SEARS CREDIT ACCOUNT MASTER TRUST II

                  MASTER TRUST CERTIFICATES, SERIES 1996-5


                              TABLE OF CONTENTS

                                                                   Page
                                                                   ----

SERIES TERM
SHEET..............................................................  i

ANNEX..............................................................  1
SECTION 1. Definitions.............................................  1
SECTION 2. Subordination........................................... 24
SECTION 3. Representations and Warranties of the Seller............ 24
SECTION 4. Representations and Warranties of the Servicer.......... 24
SECTION 5. Representations and Warranties of the Trustee........... 25
SECTION 6. Authentication of Certificates.......................... 25
SECTION 7. Establishment and Administration of Investor Accounts
         and the Third Party Credit Enhancement Account............ 26
SECTION 8. Allocations of Collections.............................. 31
SECTION 9. Payment................................................. 80
SECTION 10. Third Party Credit Enhancement......................... 84
SECTION 11. Calculation of Investor Losses......................... 85
SECTION 12. Servicing Compensation................................. 86
SECTION 13. Class Coupon Cap Agreement............................. 86
SECTION 14. Interest Rate Swaps.................................... 87
SECTION 15. Investor Certificateholders' Monthly Statement......... 87
SECTION 16. Monthly Servicer Certificate........................... 88
SECTION 17. Additional Rapid Amortization Events................... 88
SECTION 18. Purchase of Investor Certificates and
            Series Termination..................................... 89
SECTION 19. Variable Accumulation Period........................... 90
SECTION 20. Series Yield Factor.................................... 90
SECTION 21. Issuance of Additional Investor Certificates........... 91
SECTION 22. Sale or Transfer of Seller Retained Classes............ 92
SECTION 23. Paired Series.......................................... 92
SECTION 24. Excess Required Daily Deposits......................... 92
SECTION 25. Fixed Principal Allocation Adjustment.................. 93
SECTION 26. Ratification of Pooling and Servicing Agreement........ 93
SECTION 27. Counterparts........................................... 93
SECTION 28. Book-Entry Certificates................................ 93
SECTION 29. Governing Law.......................................... 93


EXHIBITS

EXHIBIT A-1      Form of Class A Temporary Global Certificate
EXHIBIT A-2      Form of Class B Temporary Global Certificate
EXHIBIT A-3      Form of Class A Permanent Global Certificate
EXHIBIT A-4      Form of Class B Permanent Global Certificate
EXHIBIT A-5      Form of Class C Certificate
EXHIBIT B        Form of Investor Certificateholders' Monthly Statement
EXHIBIT C        Form of Monthly Servicer Certificate